UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
Lisata Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT DATED OCTOBER 7, 2026—SUBJECT TO COMPLETION
Dear Lisata Stockholders:
You are cordially invited to attend the annual meeting of stockholders of Lisata Therapeutics, Inc. (“Lisata,” the “Company,” “we,” “our” or “us”), which will be held on Monday, November 9, 2026 at 11:00 a.m. Eastern Time (the “Annual Meeting”), unless postponed or adjourned to a later date. To facilitate stockholder participation in the Annual Meeting, the Annual Meeting will be held through a live webcast at www.virtualshareholdermeeting.com/LSTA2026. You will not be able to attend the meeting in person. The record date for the Annual Meeting is October 9, 2026. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.
On September 17, 2026, the Company acquired Marea Therapeutics, Inc., a Delaware corporation (“Marea” or “Marea Therapeutics”), in accordance with the terms of the Agreement and Plan of Merger, dated September 17, 2026 (the “Merger Agreement”), by and among the Company, Mariner Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“First Merger Sub”), Mariner Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Second Merger Sub”), and Marea. Pursuant to the Merger Agreement, First Merger Sub merged with and into Marea, pursuant to which Marea was the surviving corporation and became a wholly owned subsidiary of the Company (the “First Merger”). Immediately following the First Merger, Marea merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity (together with the First Merger, the “Acquisition”).
Under the terms of the Merger Agreement, following the closing of the Acquisition (the “Closing”), (i) the Company issued to the stockholders of Marea an aggregate of (i) 1,793,129 shares of the common stock of the Company, par value $0.001 per share (the “common stock”), and (ii) 211,365.213 shares of Series C Non-Voting Convertible Preferred Stock of the Company, par value $0.01 per share (the “Series C Preferred Stock”), each share of which is convertible into 1,000 shares of common stock (representing 211,365,213 shares on an as-converted-to-common basis and without giving effect to any beneficial ownership limitations), subject to certain conditions described below. In addition, all outstanding options to purchase Marea common stock were assumed by the Company and converted into options to purchase an aggregate of 22,801.406 shares of Series C Preferred Stock.
In connection with the Acquisition, on September 17, 2026, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein (the “Investors”), pursuant to which, on September 18, 2026 (the “PIPE Closing”), the Company issued and sold an aggregate of 150,867.995 shares of Series C Preferred Stock (the “PIPE Securities”) for an aggregate cash purchase price of approximately $225 million (such transaction, the “2026 Private Placement” and, together with the Acquisition and the other transactions and actions contemplated by the Merger Agreement, the “Acquisition Transactions”).
Subject to the receipt of stockholder approval of Proposals No. 3 and No. 4 (the “Required Company Stockholder Matters”), each outstanding share of Series C Preferred Stock will automatically convert into 1,000 shares of common stock, subject to certain beneficial ownership limitations established by each holder. As a result of the transactions, immediately following the PIPE Closing, equityholders of the Company immediately prior to the Acquisition owned approximately 2.39% of the common stock, equityholders of Marea Therapeutics immediately prior to the Acquisition owned approximately 59.54% of the common stock and the Investors in the 2026 Private Placement owned approximately 38.07% of the common stock, in each case, calculated on a fully-diluted, as-converted-to-common basis (and without giving effect to any beneficial ownership limitations) using the treasury stock method and based on the implied equity values of the Company and Marea Therapeutics.
At the Annual Meeting, we will ask our stockholders:
1.
To elect the nominees of the Board of Directors (the “Board”), Cynthia L. Flowers and Ted W. Love, M.D. as Class I directors to hold office until the 2029 Annual Meeting of Stockholders (the “Director Election Proposal” or “Proposal No. 1”);

2.
To ratify the selection by the Audit Committee of the Board of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal” or “Proposal No. 2”);

3.
To approve the issuance of shares of our common stock upon conversion of our Series C Preferred Stock, which will (a) represent more than 20% of the shares of common stock outstanding and (b) result in the change of control of the Company pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively (the “Conversion Proposal” or “Proposal No. 3”);

4.
To approve an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our common stock at a ratio to be determined by the Board within the range between [1-for-5 to 1-for-10] without reducing the authorized number of shares of common stock, and without further approval or authorization by our stockholders (the “Reverse Stock Split Proposal” or “Proposal No. 4”);

5.	To approve the 2026 Equity Incentive Plan (the “2026 Plan Proposal” or “Proposal No. 5”);
6.	To approve the 2026 ESPP (the “2026 ESPP Proposal” or “Proposal No. 6”);
7.
To approve, on a non-binding advisory basis, the executive compensation of the Company’s named executive officers as disclosed in this proxy statement (the “Say-on-Pay Proposal” or “Proposal No. 7”); and

8.
To approve the adjournment or postponement of the Annual Meeting, if necessary, to continue to solicit votes for Proposals Nos. 3, 4, 5 and/or 6 or if the Nasdaq initial listing application (the “Nasdaq Listing Application”) required by Nasdaq Listing Rule 5110(a) has not yet been approved (the “Adjournment Proposal” or “Proposal No. 8”).

As described in the accompanying proxy statement, in connection with the execution of the Merger Agreement, the Company and Marea entered into stockholder support agreements (the “Support Agreements”) with certain of the Company’s officers and directors (solely in their capacity as stockholders), representing approximately  % of shares of common stock outstanding on the record date. The Support Agreements provide that, among other things, each of the parties thereto has agreed to vote or cause to be voted all of the shares of common stock owned by such stockholder in favor of Proposals Nos. 3, 4, 5 and 6 at the Annual Meeting, subject to and in accordance with the terms of the Support Agreements.
After careful consideration, the Board has unanimously determined to recommend that our stockholders vote “FOR” each nominee named in the Director Election Proposal, “FOR” the Auditor Ratification Proposal, “FOR” the Conversion Proposal, “FOR” the Reverse Stock Split Proposal, “FOR” the 2026 Plan Proposal, “FOR” the 2026 ESPP Proposal, “FOR” the Say-on-Pay Proposal and “FOR” the Adjournment Proposal.
Shares of our common stock are currently listed on The Nasdaq Capital Market under the symbol “LSTA.” If the Required Company Stockholder Matters are approved by our stockholders and our Nasdaq Listing Application is approved, it is expected that we will change our name to “Marea Therapeutics, Inc.” and our common stock will trade on The Nasdaq Capital Market or another listing tier on Nasdaq under the symbol “MREA.”
More information about the Acquisition and the Required Company Stockholder Matters is contained in the accompanying proxy statement. We urge you to read the proxy statement carefully and in its entirety.
Your vote is important. Whether or not you expect to attend the Annual Meeting, please submit voting instructions for your shares promptly by using the directions on your proxy card, to vote by one of the following methods: (1) over the Internet before the Annual Meeting at www.proxyvote.com/LSTA and during the Annual Meeting at www.virtualshareholdermeeting.com/LSTA2026, (2) by telephone by calling the toll-free number (800) 690-6903, or (3) by marking, dating, and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote online if you attend the virtual Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote online at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.
We thank you for your consideration and continued support.

Yours sincerely,

David J. Mazzo, Ph.D. Chief Executive Officer

This proxy statement is dated October  , 2026 and is first being mailed to stockholders on or about October  , 2026.

PRELIMINARY PROXY STATEMENT DATED OCTOBER 7, 2026—SUBJECT TO COMPLETION
LISATA THERAPEUTICS, INC.
P.O. Box 173
Liberty Corner, New Jersey 07938
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 9, 2026
Dear Stockholder:
The Annual Meeting of stockholders of Lisata Therapeutics, Inc. (the “Company”) will be held on Monday, November 9, 2026 at 11:00 a.m. Eastern Time (the “Annual Meeting”). To facilitate stockholder participation in the Annual Meeting, the Annual Meeting will be held through a live webcast at www.virtualshareholdermeeting.com/LSTA2026. You will not be able to attend the meeting in person. The meeting will be held for the following purposes:
1.
To elect the nominees of the Board of Directors (the “Board”), Cynthia L. Flowers and Ted W. Love, M.D. as Class I directors to hold office until the 2029 Annual Meeting of Stockholders (the “Director Election Proposal” or “Proposal No. 1”);

2.
To ratify the selection by the Audit Committee of the Board of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal” or “Proposal No. 2”);

3.
To approve the issuance of shares of our common stock, par value $0.001 per share (“common stock”), upon conversion of our Series C Non-Voting Convertible Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), which will (a) represent more than 20% of the shares of common stock outstanding and (b) result in the change of control of the Company pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively (the “Conversion Proposal” or “Proposal No. 3”);

4.
To approve an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our common stock at a ratio to be determined by the Board within the range between [1-for-5 to 1-for-10] without reducing the authorized number of shares of common stock, and without further approval or authorization by our stockholders (the “Reverse Stock Split Proposal” or “Proposal No. 4”);

5.	To approve the 2026 Equity Incentive Plan (the “2026 Plan Proposal” or “Proposal No. 5”);
6.	To approve the 2026 ESPP (the “2026 ESPP Proposal” or “Proposal No. 6”);
7.
To approve, on a non-binding advisory basis, the executive compensation of the Company’s named executive officers as disclosed in this proxy statement (the “Say-on-Pay Proposal” or “Proposal No. 7”); and

8.
To approve the adjournment or postponement of the Annual Meeting, if necessary, to continue to solicit votes for Proposals Nos. 3, 4, 5 and/or 6 if there are not sufficient votes to approve any of Proposals Nos. 3, 4, 5 and/or 6 or if the Nasdaq initial listing application required by Nasdaq Listing Rule 5110(a) has not yet been approved (the “Adjournment Proposal” or “Proposal No. 8”).

These items of business are more fully described in the Proxy Statement accompanying this Notice. This year’s Annual Meeting will be held virtually through a live webcast. You will be able to attend the Annual Meeting, submit questions and vote during the live webcast by visiting www.proxyvote.com/LSTA2026 and entering the Control Number included in your proxy card, voting instruction form, or in the instructions that you received via email. Please refer to the additional logistical details and recommendations in the accompanying proxy statement. You may log-in beginning at 10:45 a.m. Eastern Time, on Monday, November 9, 2026. The record date for the Annual Meeting is October 9, 2026. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or any adjournment thereof.
By Order of the Board of Directors,

David J. Mazzo, Ph.D.
Chief Executive Officer
October  , 2026

Whether or not you expect to attend the virtual Annual Meeting, please submit voting instructions for your shares promptly using the directions on your proxy card, to vote by one of the following methods: (1) over the Internet before the Annual Meeting at www.proxyvote.com/LSTA and during the Annual Meeting at www.virtualshareholdermeeting.com/LSTA2026, (2) by telephone by calling the toll-free number (800) 690-6903, or (3) by marking, dating, and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote online if you attend the virtual Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote online at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

i

LISATA THERAPEUTICS, INC.
P.O. Box 173
Liberty Corner, New Jersey 07938
PROXY STATEMENT
For the 2026 Annual Meeting of Stockholders
To Be Held on November 9, 2026
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Except where specifically noted, the following information and all other information contained in this proxy statement does not give effect to the proposed reverse stock split (the “Reverse Stock Split”) of our common stock, as described in Proposal No. 4 beginning on page 29 of this proxy statement.
How do I attend the Annual Meeting?
To facilitate stockholder participation in the Annual Meeting, this year the Annual Meeting will be held through a live webcast at www.virtualshareholdermeeting.com/LSTA2026. You will not be able to attend the Annual Meeting in person. If you attend the Annual Meeting online, you will be able to vote and submit questions at www.virtualshareholdermeeting.com/LSTA2026.
You are entitled to attend the Annual Meeting if you were a stockholder as of the close of business on October 9, 2026, the record date, or hold a valid proxy for the meeting. To be admitted to the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/LSTA2026 and enter the Control Number found next to the label “Control Number” on your proxy card, or voting instruction form, or in the email sending you the Proxy Statement. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your control number/ proxy to vote.
Whether or not you participate in the Annual Meeting, it is important that you vote your shares.
We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 15 minutes before the meeting on November   , 2026.
What if I cannot find my Control Number?
We will have access to a list of control numbers for registered stockholders in the event of a lost number. You may call us at (908) 842-0100 for assistance. Typically, “guest” access is not permitted. Please contact us at (908) 842-0100 if you would like to permit guest access.
If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your Control Number prior to the Annual Meeting.
Will a list of record stockholders as of the record date be available?
A list of our record stockholders as of the close of business on October 9, 2026 will be available for the 10 days ending on the day before the Annual Meeting. If you want to inspect the stockholder list, please call us at (908) 842-0100 to speak with our Investor Relations department to schedule an appointment.
Where can we get technical assistance?
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email. The technical support number will not be posted publicly; it will be provided to meeting attendees via e-mail one hour prior to the meeting start time.
For the Annual Meeting, how do we ask questions of management and the Board?
Stockholders may submit questions that are relevant to our business in advance of the Annual Meeting. If you are a stockholder, you may submit a question in advance of the meeting at www.virtualshareholdermeeting.com/LSTA2026 after logging in with your Control Number. We do not intend to post questions or answers to stockholder questions received during the Annual Meeting on our website.

Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on October 9, 2026 will be entitled to vote at the Annual Meeting. On this record date, there were     shares of common stock outstanding and entitled to vote. On the record date, there were     shares of Series C Preferred Stock issued and outstanding; however, the shares of common stock and Series C Preferred Stock issued in the Acquisition and PIPE are not entitled to vote on the matters being considered at the Annual Meeting pursuant to Nasdaq Listing Rules.
Stockholder of Record: Shares Registered in Your Name
If on October 9, 2026 your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (formerly American Stock Transfer & Trust Company, LLC), then you are a stockholder of record. As a stockholder of record, you may vote virtually at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the proxy card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on October 9, 2026 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name”. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the meeting unless you request and obtain a valid legal proxy from your broker or other agent.
What am I voting on?
There are eight matters scheduled for a vote:
•	Proposal No. 1 - Election of the Board’s nominees, Cynthia L. Flowers and Ted W. Love, M.D. as Class I directors to hold office until the 2029 Annual Meeting of Stockholders;
•
Proposal No. 2 - Ratification of selection by the Audit Committee of the Board of Directors of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026;

•
Proposal No. 3 - Approval of issuance of shares of our common stock upon conversion of our Series C Preferred Stock, which will (a) represent more than 20% of the shares of common stock outstanding and (b) result in the change of control of the Company pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively;

•
Proposal No. 4 - Approval of an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our common stock at a ratio to be determined by the Board within the range between [1-for-5 to 1-for-10] without reducing the authorized number of shares of common stock, and without further approval or authorization by our stockholders;

•	Proposal No. 5 - Approval of the 2026 Equity Incentive Plan;
•	Proposal No. 6 - Approval of the 2026 ESPP;
•	Proposal No. 7 - Approval of, on a non-binding advisory basis, the executive compensation of the Company’s named executive officers as disclosed in this proxy statement; and
•
Proposal No. 8 - Approval of the adjournment or postponement of the Annual Meeting, if necessary, to continue to solicit votes for Proposals Nos. 3, 4, 5 and/or 6 if there are not sufficient votes to approve any of Proposals Nos. 3, 4, 5 and/or 6 or if the Nasdaq Listing Application has not yet been approved.

With respect to the Conversion Proposal, stockholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Delaware law or our organizational documents.

What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
Are stockholders being asked to vote on the Merger Agreement or the Acquisition described herein?
No. The Acquisition was completed on September 17, 2026 and we are not required to seek, nor are we seeking, stockholder approval of the Acquisition or the Merger Agreement. Rather, for purposes of complying with the Nasdaq Listing Rules, we are seeking stockholder approval for the issuance of shares of common stock of the Company upon conversion of the outstanding shares of Series C Preferred Stock that we issued in the Acquisition and the 2026 Private Placement. The Company and Marea discussed various potential transaction structures and, due to the desire of both parties to consummate the Acquisition at the earliest possible time, the Board approved a transaction structure that did not require the approval of the stockholders of the Company for the consummation of the Merger.
How do I vote?
You may either vote “For” all of the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy in one of three ways: online, by telephone or by marking, dating, and signing your proxy card and returning it in the accompanying postage-paid envelope. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote virtually even if you have already voted by proxy.
To vote during the Annual Meeting, if you are a stockholder of record as of the record date, follow the instructions provided via e-mail after registering at www.virtualshareholdermeeting.com/LSTA2026. You will need to enter the Control Number found on your proxy card.
To vote prior to the Annual Meeting you may vote via the Internet at www.proxyvote.com/LSTA; by telephone; or by completing and returning the proxy card or voting instruction form, as described below.
•	To vote online, go to www.proxyvote.com/LSTA. You will be asked to provide the Company number and control number from your proxy card. Your vote must be received to be counted.
•	To vote over the telephone, dial toll-free (800) 690-6903. You will be asked to provide the control number from your proxy card. Your vote must be received to be counted.
•
To vote by mail if you requested printed proxy materials, you can vote by promptly completing and returning your signed proxy card in the envelope provided. You should mail your signed proxy card sufficiently in advance for it to be received by November   , 2026.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a notice containing voting instructions from that organization rather than from us. Please follow the voting instructions in the notice to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. You may access and vote at the meeting by registering to attend the meeting at www.virtualshareholdermeeting.com/LSTA2026 using your control number on your voting instruction form and by requesting a valid proxy from your broker, bank or other agent.
Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of October 9, 2026; however, the shares of common stock issued in the Acquisition are not entitled to vote on the matters being considered at the Annual Meeting pursuant to Nasdaq Listing Rules.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone or through the internet at the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal No. 1 (the Director Election Proposal), Proposal No. 3 (the Conversion Proposal), Proposal No. 4 (the Reverse Stock Split Proposal), Proposal No. 5 (the 2026 Plan Proposal), Proposal No. 6 (the 2026 ESPP Proposal), Proposal No. 7 (the Say-on-Pay Proposal) or Proposal No. 8 (the Adjournment Proposal), but may vote your shares on Proposal No. 2 (the Auditor Ratification Proposal) even in the absence of your instruction.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “FOR” each nominee named in the Director Election Proposal, “FOR” the Auditor Ratification Proposal, “FOR” the Conversion Proposal, “FOR” the Reverse Stock Split Proposal, “FOR” the 2026 Plan Proposal, “FOR” the 2026 ESPP Proposal, “FOR” the Say-on-Pay Proposal and “FOR” the Adjournment Proposal. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Who is paying for this proxy solicitation?
The Company will pay for the entire cost of soliciting proxies. In addition to our proxy materials, our directors and employees may also solicit proxies virtually, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. In addition, we have retained Alliance Advisors as a proxy solicitor to solicit proxies for the Annual Meeting and provide related advice and information support, for a service fee of $12,000 and the reimbursement of customary disbursements.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notice to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	You may submit another properly completed proxy card with a later date.
•	You may grant a subsequent proxy by telephone or through the internet.

•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at P.O. Box 173, Liberty Corner, New Jersey 07938.
•	You may attend the Annual Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
When are stockholder proposals and director nominations due for next year’s Annual Meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by    , 2027 to our Corporate Secretary at P.O. Box 173, Liberty Corner, New Jersey 07938. If you wish to nominate an individual for election at, or bring business other than through a stockholder proposal before, the 2027 Annual Meeting, you must deliver your notice to our Corporate Secretary at the address above between June   , 2027 and July   , 2027. Your notice to the Corporate Secretary must set forth information specified in our bylaws, including your name and address and the class and number of shares of our stock that you beneficially own. In addition to satisfying the requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
If you propose to bring business before an Annual Meeting other than a director nomination, your notice must also include, as to each matter proposed, the following: (1) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting that business at the Annual Meeting and (2) any material interest you have in that business. If you propose to nominate an individual for election as a director, your notice must also include, as to each person you propose to nominate for election as a director, the following: (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class and number of shares of our stock that are owned of record and beneficially owned by the person, (4) the date or dates on which the shares were acquired and the investment intent of the acquisition and (5) any other information concerning the person as would be required to be disclosed in a proxy statement soliciting proxies for the election of that person as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated under the Exchange Act, including the person’s written consent to being named as a nominee and to serving as a director if elected. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack of independence, of the proposed nominee.
For more information, and for more detailed requirements, please refer to our Amended and Restated Bylaws, as amended, filed as Exhibits 3.4 and 3.5, respectively, to our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2026.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for Proposal No. 1 (the Director Election Proposal), votes “For,” “Withhold” and broker non-votes, and with respect to the Proposal No. 2 (the Auditor Ratification Proposal), Proposal No. 3 (the Conversion Proposal), Proposal No. 4 (the Reverse Stock Split Proposal), Proposal No. 5 (the 2026 Plan Proposal), Proposal No. 6 (the 2026 ESPP Proposal), Proposal No. 7 (the Say-on-Pay Proposal) and Proposal No. 8 (the Adjournment Proposal), votes “For,” “Against” and abstentions.
For Proposal No. 1, abstentions are not applicable and “Withhold” votes and broker non-votes will have no effect and will not be counted toward the vote total for any of the director nominees. For Proposal No. 2, this proposal is considered a “routine” matter under applicable NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote your shares on this proposal, and we do not expect there to be broker non-votes on this matter. Abstentions will be counted and will have the same effect as “Against” votes.

For Proposals No. 3, No. 4, No. 5 and No. 6, only “For” and “Against” votes will be counted. Abstentions and broker non-votes will have no effect and will not be counted as votes cast for purposes of determining whether any such proposal has been approved.
For Proposals No. 7 and No. 8, abstentions will be counted and will have the same effect as “Against” votes. Broker non-votes, if any, will have no effect and will not be counted toward the vote total for such proposals.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”
How many votes are needed to approve each proposal?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non- Votes
1	Election of Directors	Nominees receiving the most “For” votes of the shares present virtually or represented by proxy at the Annual Meeting will be elected.	Not Applicable	No effect

2	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2026	“For” votes from holders of a majority of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the matter.	Against	Not applicable; Brokers have discretion to vote(1)

3
Approval of issuance of shares of our common stock upon conversion of our Series C Preferred Stock, which will (a) represent more than 20% of the shares of common stock outstanding and (b) result in the change of control of the Company pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively
		“For” votes from a majority of the votes cast for such proposal.	No effect	No effect

4
Approval of an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our common stock at a ratio to be determined by the Board within the range between [1-for-5 to 1-for-10] without reducing the authorized number of shares of common stock, and without further approval or authorization by our stockholders
		“For” votes from a majority of the votes cast for such proposal.	No effect	No effect

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non- Votes
5	Approval of the 2026 Equity Incentive Plan	“For” votes from a majority of the votes cast for such proposal.	No effect	No effect

6	Approval of the 2026 ESPP	“For” votes from a majority of the votes cast for such proposal.	No effect	No effect

7	Approval of the Say-on-Pay Proposal	“For” votes from holders of a majority of the shares present virtually or represented by proxy at the Annual Meeting.	Against	No effect

8
Approval of the adjournment or postponement of the Annual Meeting, if necessary, to continue to solicit votes for Proposals Nos. 3, 4, 5 and/or 6 if there are not sufficient votes to approve any of Proposals Nos. 3, 4, 5 and/or 6 or if the Nasdaq Listing Application has not yet been approved
		“For” votes from holders of a majority of the shares present virtually or represented by proxy at the Annual Meeting.	Against	No effect

(1)
This proposal is considered a “routine” matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal. We do not expect there to be broker-non votes on this matter.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum is present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting virtually or represented by proxy. On the record date, there were     shares outstanding and entitled to vote. Thus, the holders of     shares must be present virtually or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairman of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting virtually or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting.

CAUTIONARY INFORMATION REGARDING FORWARD LOOKING STATEMENTS
All statements other than statements of historical fact included in this proxy statement including, without limitation, statements regarding our business strategy and the plans and objectives of management for future operations, are forward-looking statements. When used in this proxy statement, words and phrases such as “aim,” “anticipate,” “assume,” “believe,” “can,” “continue,” “could,” “designed to,” “estimate,” “evaluate,” “expect,” “explore,” “intend,” “intended to,” “likely,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “pursue,” “seek,” “should,” “to be,” “will,” and “would,” or the negative of such terms or other similar expressions, as they relate to us or our management, identify forward-looking statements. Any statements in this proxy statement about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.
These forward-looking statements include statements regarding: our expectations for the Board, management team, Company name and ticker if the Nasdaq Listing Application and the Required Company Stockholder Matters are approved; our ability to meet Nasdaq’s listing standards; the potential benefits of the Reverse Stock Split Proposal; and the Company’s ability to realize the anticipated benefits of the Acquisition, including with respect to the development of MAR001/005 and MAR002.
These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to revise any forward-looking statements to reflect events or developments occurring after the date of this proxy statement, even if new information becomes available in the future. You should refer to the Risk Factors section of this proxy statement and of our Annual Report for a discussion of important factors that may cause our actual results to differ materially from those expressed or implied by our forward-looking statements.

DESCRIPTION OF THE TRANSACTIONS
Acquisition of Marea Therapeutics
As part of the ongoing consideration and evaluation of its near-term and long-term prospects and strategies, the Board frequently reviews, together with our management team and outside advisors, strategic and financial alternatives in light of developments in our business, financial position, the industry in which we compete, the economy generally and the financial markets, all with the goal of seeking to enhance stockholder value. In late 2024, the Company determined that the further development of certepetide (formerly LSTA1 or CEND-1) would require substantial additional financing. However, the Company’s depressed market capitalization and the challenging state of the conventional financing market for clinical stage biopharmaceutical companies made raising the required funding, on acceptable terms or at all, difficult. As a result, the Board and Company management regularly met and discussed other potential strategic transactions, including a potential sale, business combination or liquidation, as well as licensing and other business development opportunities related to certepetide. Following extensive outreach to, evaluation of and negotiation with potential counterparties to various strategic transactions, on March 6, 2026, the Company entered into a merger agreement (the “Kuva Merger Agreement”) with Kuva Labs Inc. and its wholly owned subsidiary Kuva Acquisition Corp. (together, “Kuva”), pursuant to which Kuva agreed to acquire all of the outstanding shares of capital stock of the Company in a two-step transaction consisting of a tender offer and subsequent merger. On July 24, 2026, the Company terminated the Kuva Merger Agreement, following Kuva’s failure to accept for payment all shares of common stock validly tendered and not validly withdrawn pursuant to the tender offer promptly after its expiration. On July 31, 2026, the Company commenced an action in the Court of Chancery of the State of Delaware (the “Court of Chancery”) suing Kuva over its breach of Kuva Merger Agreement and seeking damages for the benefits the Company’s stockholders expected in connection with the transaction, among other things.
Concurrent with the termination of the Kuva Merger Agreement, in light of, among other things, the Company’s cash position, the Board, together with our management team and outside advisors, began conducting an assessment of strategic options to enhance stockholder value, including but not limited to, a reverse merger, other business combination, sales of assets, dissolution or other strategic transactions. In August 2026, the Board engaged H.C. Wainwright & Co. (“HCW”) to undertake a process to solicit interest from potential business combination partners in connection with that review.
Following HCW’s August 2026 outreach process and the Board’s review of strategic alternatives available to the Company, including acquisition, licensing, wind-down and reverse merger alternatives, the Company focused its efforts on Marea Therapeutics as a potential business combination partner. The Board determined that Marea Therapeutics merited serious consideration based on the development status of Marea Therapeutics’ lead programs, MAR001/005 and MAR002, and the opportunity to pair a business combination with a substantial concurrent financing.
Beginning on August 9, 2026 and continuing through September 17, 2026, representatives of the Company’s management; Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., the Company’s legal counsel; HCW; Marea Therapeutics’ management; Goodwin Procter LLP, Marea Therapeutics’ legal counsel; and Leerink Partners, Marea Therapeutics’ financial advisor, conducted business, financial, legal, tax, intellectual property and other due diligence with respect to the Company, Marea Therapeutics and the potential transaction and negotiated definitive documents with respect to the Acquisition Transaction.
On September 17, 2026, the Company acquired Marea Therapeutics pursuant to the Merger Agreement, whereby First Merger Sub merged with and into Marea, with Marea surviving as the surviving corporation and a wholly owned subsidiary of the Company. Immediately following the First Merger, Marea merged with and into Second Merger Sub, with Second Merger Sub surviving as the surviving entity and a wholly owned subsidiary of the Company. The simultaneous sign-and-close structure of the Acquisition, combined with the concurrent private placement financing (as described below), enabled the Acquisition and financing to close more quickly and with less expense and greater certainty than a non-simultaneous sign-and-close structure. Given the Company’s limited cash balance at the outset of its review of strategic alternatives, the Company would likely not have had sufficient cash available to fund a more extended closing process.
The Acquisition was structured as a stock-for-stock transaction pursuant to which all of Marea’s outstanding equity interests were exchanged based on a fixed exchange ratio for aggregate consideration of 1,793,129 shares of common stock and 211,365.213 shares of Series C Preferred Stock, each share of which is convertible into

1,000 shares of common stock (representing 211,365,213 shares on an as-converted-to-common basis and without giving effect to any beneficial ownership limitations), subject to certain conditions described below under Proposal No. 3. In addition, all outstanding options to purchase Marea common stock were assumed by the Company and converted into options to purchase an aggregate of 22,801.406 shares of Series C Preferred Stock. The Series C Preferred Stock was a newly designated series of preferred stock and was intended to have economic rights equivalent to our common stock, but with no voting rights. The rights of the Series C Preferred Stock are set forth in the Certificate of Designation of Series C Non-Voting Convertible Preferred Stock (the “Certificate of Designation”) that we filed with the Secretary of State of the State of Delaware. Please see “Description of Series C Preferred Stock” under Proposal No. 3 for a complete description of the Certificate of Designation and the rights of the Series C Preferred Stock. The Acquisition Transactions were approved by the Board, as well as the board of directors and stockholders of Marea Therapeutics.
In connection with the execution of the Merger Agreement, the Company and Marea entered into Support Agreements with certain of our officers and directors (solely in their capacity as stockholders), representing approximately   % of shares of common stock outstanding on the record date. The Support Agreements provide that, among other things, each of the parties thereto has agreed to vote or cause to be voted all of the shares of common stock beneficially owned by such stockholder in favor of Proposals Nos. 3, 4, 5 and 6 at the Annual Meeting, subject to and in accordance with the terms of the Support Agreements. The Acquisition has already been consummated, and stockholder approval of the Acquisition or the Merger Agreement is not being sought at this Annual Meeting.
2026 Private Placement
Concurrent with the Acquisition, we entered into the Purchase Agreement with the Investors with respect to the 2026 Private Placement, pursuant to which, on September 18, 2026, the Company issued and sold an aggregate of 150,867.995 shares of Series C Preferred Stock, each share of which is convertible into 1,000 shares of common stock (representing 150,867,995 shares on an as-converted-to-common basis and without giving effect to any beneficial ownership limitations), subject to certain conditions described below under Proposal No. 3, at a price of $1,491.37 per share (or approximately $1.4914 per share of common stock on an as-converted-to-common stock basis) for aggregate gross proceeds of approximately $225 million. On an as-converted-to-common basis (excluding shares underlying warrants and equity awards) and after accounting for the Acquisition Transactions, the total number of outstanding shares of common stock was 373,037,274 immediately following the PIPE Closing.
On September 17, 2026, we entered into a Registration Rights Agreement (the “RRA”) with the Investors. Pursuant to the RRA, we are obligated to prepare and file a resale registration statement with the SEC within the later of (i) 45 days following the PIPE Closing date and (ii) the date upon which the Company will have filed a current report on Form 8-K/A containing the financial statements of Marea and pro forma financial information required to be filed with the SEC in connection with the Merger (which Form 8-K/A will be filed in any event no later than November 12, 2026) (such date in clause (ii), the “Form 8-K/A Filing Date”)),. The RRA also contains customary terms, including an obligation to indemnify the Investors and certain affiliates from certain liabilities relating to any misstatements or omissions in the resale registration statement.
As a result of the transactions, immediately following the PIPE Closing, equityholders of the Company immediately prior to the acquisition owned approximately 2.39% of the common stock, equityholders of Marea Therapeutics immediately prior to the acquisition owned approximately 59.54% of the common stock and the Investors in the 2026 Private Placement owned approximately 38.07% of the common stock, in each case, calculated on a fully-diluted, as-converted-to-common basis (and without giving effect to any beneficial ownership limitations) using the treasury stock method and based on the implied equity values of the Company and Marea Therapeutics.
Under the terms of the Merger Agreement and the Purchase Agreement, we are required to call and hold a meeting of our stockholders, as promptly as practicable following the date of the Merger Agreement and pursuant to the Nasdaq Stock Market Rules, to obtain the requisite approval from our legacy stockholders for, among other things, Proposals Nos. 3, 4, 5 and 6.
On September 17, 2026, the Company publicly announced the Acquisition Transactions and filed a Current Report on Form 8-K attaching the Merger Agreement and related transaction documents. In that announcement, the Company stated that, following the Acquisition, its lead product candidate would be MAR001/005, it would also be advancing MAR002 and that the Company expected to use the proceeds of the 2026 Private Placement financing primarily to advance MAR001/005 and MAR002 through key clinical milestones, including the completion of an ongoing Phase 2b trial in patients with severe hypertriglyceridemia, as well as a Phase 2 trial in patients with acromegaly, both of which are expected to report topline data in the fourth quarter of 2027.
The foregoing summary of the terms of the Merger Agreement, the Certificate of Designation, the Purchase Agreement and the RRA are not complete and are qualified in their entirety by the provisions of Merger Agreement, the Certificate of Designation, the form of Purchase Agreement and the form of RRA, which are filed as Exhibits 2.1, 3.1, 10.1 and 10.2, respectively, to our Current Report on Form 8-K, filed with the SEC on September 17, 2026.
Accounting Treatment
With respect to the Acquisition, we determined that we were the acquiror for accounting purposes under ASC 805-10-25 which directs that the acquirer is identified under the controlling financial interest guidance in the General Subsections of ASC 810-10, except where the entity acquired is a VIE. In that case the primary beneficiary is always the acquirer. Marea is a VIE because its equity at risk is not sufficient to fund its development programs, and Lisata, as sole equity holder with power over Marea and all of its economics, is its primary beneficiary and therefore the acquirer. The primary factors considered were (a) the relative voting rights in the combined entity not resulting in a change of control, (b) the pre-Acquisition members of the Board maintained control of the Board, and (c) the pre-Acquisition members of senior management remained the same at the closing of the Acquisition Transactions, other than the newly appointed President and Chief Operating Officer.
Next, we considered whether the Acquisition should be defined as a business under ASC 805. Under ASC 805-10-55-5A, if substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or a group of similar identifiable assets (screen test), the set is not a business and no further evaluation is required. No single Marea program represented substantially all of the gross assets of Marea and its programs are not a group of similar identifiable assets. ASC 805-10-55-5C requires both the nature of the assets and the risks associated with managing and creating outputs from them to be considered, and ASC 805-10-55-5C(f) provides that identifiable assets within the same major asset class that have significantly different risk characteristics shall not be considered similar. Marea’s programs have distinct compounds at different stages of development with different mechanisms, indications, clinical risk and commercial profiles. They are not aggregated for the screen and the screen test was not met.
Because the screen was not met, the set was evaluated under ASC 805-10-55-4 through 55-6. A business consists of inputs and processes applied to those inputs that have the ability to contribute to the creation of outputs; outputs are not required (ASC 805-10-55-4). Marea has no outputs because it has no revenue-generating products. ASC 805-10-55-5D provides that a set without outputs is a business if it includes an input and a substantive process that together significantly contribute to the ability to create outputs, and that a process is substantive where the set includes an organized workforce with the necessary skills, knowledge or experience to perform an acquired process that is critical to the ability to develop or convert an acquired input into outputs. Marea’s inputs consist of in-process research and development for the three programs, the related licenses, patents and know-how, clinical and preclinical data, regulatory filings and correspondence, and contracts with contract research organizations and manufacturing vendors (ASC 805-10-55-4(a)). Marea’s substantive process consisted of an organized workforce of 38 research and development, clinical operations, regulatory and management personnel who design and execute the clinical development plans for the programs and manage the vendors performing trial and manufacturing activities. Clinical development is the process critical to converting the in-process research and development into approved products, and Marea’s workforce has the skills, knowledge and experience to perform it. The workforce and the in-process research and development together significantly contribute to the ability to create outputs. ASC 805-10-55-5D is met. Accordingly, we treated the Acquisition as an acquisition of a business for accounting purposes.

RISK FACTORS
You should carefully consider the risks described below, together with all of the other information contained in this proxy statement, in deciding how to vote on matters being considered at the Annual Meeting. In addition, for a discussion of risks relating to our business, financial condition, results of operations and industry generally, you should review the risk factors described under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with SEC on March 12, 2026, as such risk factors may be updated from time to time in our subsequent reports filed with the SEC.
Pursuant to the terms of the Acquisition, we are required to recommend that our stockholders approve the Conversion Proposal and the Reverse Stock Split Proposal. We cannot guarantee that our stockholders will approve these matters, and if they fail to do so we may be required to settle all outstanding shares of our Series C Preferred Stock in cash and our operations may be materially harmed.
Under the terms of the Merger Agreement and the Purchase Agreement, as promptly as practicable following the date of the Merger Agreement and pursuant to the Nasdaq Stock Market Rules, we are required to call and hold a meeting of our stockholders to obtain the requisite approval from our legacy stockholders for, among other things, (i) the Conversion Proposal, (ii) the Reverse Stock Split Proposal, (iii) the 2026 Plan Proposal and (iv) the 2026 ESPP Proposal. If we fail to receive sufficient proxies to constitute a quorum or to obtain the required vote on the Required Company Stockholder Matters and/or the Nasdaq Listing Application is not approved, we would be required to adjourn the Annual Meeting one or more times for up to 30 days per adjournment. If stockholder approval of the Required Company Stockholder Matters or approval of the Nasdaq Listing Application are still not obtained following such adjournment(s), we will be obligated to continue soliciting stockholder approval at subsequent annual or special meetings of our stockholders, held at intervals of no more than six months, until such approvals are obtained, which would be time consuming and costly.
There can be no assurance that our legacy stockholders will approve the Required Company Stockholder Matters. If our legacy stockholders do not approve the Reverse Stock Split Proposal, we may not be able to comply with the Nasdaq initial listing requirements and may be subject to the delisting of our common stock.
Additionally, if the Required Company Stockholder Matters are not approved by the date that is six months following the initial issuance date of the Series C Preferred Stock, the holders of the Series C Preferred Stock would be entitled to require us to settle their shares of our common stock underlying the Series C Preferred Stock for cash at a price per share equal to the fair value of our common stock at such time as described in the Certificate of Designation. If we are forced to settle in cash a significant amount of the shares of our common stock underlying the Series C Preferred Stock, it could materially affect our results of operations, business and financial condition.
Failure to obtain approval of the Nasdaq Listing Application could materially affect our results of operations, business and financial condition.
Pursuant to the Merger Agreement, in order to permit the waiver of the beneficial ownership limitations applicable to the Series C Preferred Stock and take other actions following the consummation of the Acquisition, which would constitute a “change of control” under Nasdaq Listing Rule 5110(a), we are required to use our reasonable best efforts to file the Nasdaq Listing Application. The Nasdaq Listing Application must be conditionally approved prior to the date of our stockholder meeting to approve the Required Company Stockholder Matters. If we fail to meet the Nasdaq listing requirements and Nasdaq does not approve the Nasdaq Listing Application, we will be required to adjourn our stockholder meeting to approve the Required Company Stockholder Matters one or more times for up to 30 days per adjournment, continue to use our reasonable best efforts to obtain approval of the Nasdaq Listing Application and to continue soliciting stockholder approval of the Required Company Stockholder Matters at subsequent annual or special meetings of our stockholders, held at intervals of no more than six months, until such approval and the approval of the Required Company Stockholder Matters are obtained, which would be time consuming and costly. Additionally, if the Required Company Stockholder Matters are not approved by the date that is six months following the initial issuance date of the Series C Preferred Stock, the holders of the Series C Preferred Stock would be entitled to require us to settle their shares of Series C Preferred Stock for cash at a price per share equal to the fair value of the Series C Preferred Stock at such time as described in the Certificate of Designation. If we are forced to settle in cash a significant amount of the shares of our common stock underlying the Series C Preferred Stock, it could materially affect our results of operations, business and financial condition. We cannot assure you that we will be able to meet Nasdaq’s initial listing standards. Furthermore, if we fail to obtain approval of the Nasdaq Listing Application, we may be unable to execute on our plans for the Company following the Acquisition, which could materially affect our results of operations, business and financial condition.

PROPOSAL NO. 1

ELECTION OF DIRECTORS
Our Board is divided into three classes and currently has seven members. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
There are two directors in the class whose term of office expires in 2026: Cynthia L. Flowers and Ted W. Love, M.D. as Class I directors. Each of the nominees is currently a director of the Company and Ms. Flowers was previously elected by the stockholders. If elected at the Annual Meeting, these nominees will serve until the 2029 Annual Meeting and until his or her successor has been duly elected and qualified, or, if sooner, until his or her death, resignation or removal. It is the Company’s policy to invite and encourage directors and nominees for director to attend the Annual Meeting. All of the directors then in office attended the 2025 Annual Meeting of Stockholders.
Directors are elected by a plurality of the votes of the holders of shares present virtually or represented by proxy and entitled to vote on the election of directors. Accordingly, the two nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. If any of the nominees becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee may instead be voted for the election of a substitute nominee that we propose. Each person nominated for election has agreed to serve if elected. We have no reason to believe that any of the nominees will be unable to serve.
The Nominating and Corporate Governance Committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience and capability in various areas necessary to oversee and direct the Company’s business. To that end, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, experience, judgment, commitment, skills, and a range of expertise and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating and Corporate Governance Committee to believe that nominee should continue to serve on the Board. However, each of the members of the Nominating and Corporate Governance Committee may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.
The following is a brief biography of each nominee for director and their ages as of October 9, 2026, along with a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee for director.
CLASS I DIRECTORS - NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
Cynthia L. Flowers, M.B.A. (Age 66). Ms. Flowers was appointed to our board of directors in November 2018. She is currently CEO of OMEZA Holdings, Inc., an advanced wound care company. From February 2014 through November 2017, Ms. Flowers was President and Chief Executive Officer of Ipsen North America, where she led the transformation of the company as it became the highest-growth subsidiary worldwide. Prior to joining Ipsen, she served as President of Eisai Pharmaceuticals, where she oversaw commercial operations, medical affairs and services, manufacturing, alliance management and other functions. She has also held general management roles, both domestically and internationally, at Amgen Inc. and Johnson & Johnson. Ms. Flowers began her career as an oncology/critical care nurse.
Ms. Flowers currently serves on the board of Hikma Pharmaceuticals PLC, a multigenerational generics company. She has held positions on numerous corporate and non-profit boards, including G1 Therapeutics Inc., a biotechnology clinical development company, Nanoform Finland OYi, a nanoparticle manufacturing company, Kadmon Group, Inc., a clinical stage biopharmaceutical company, the Women’s Leadership Advisory Board for the

John F. Kennedy School of Government at Harvard University and the board of directors for the Sarah Cannon Oncology Research Institute. Ms. Flowers holds an M.B.A. from the Wharton School of the University of Pennsylvania and a B.S.N. from the University of Delaware.
We believe that Ms. Flowers is qualified to serve on the Board based on her pharmaceutical industry, management and scientific training and experience.
Ted W. Love, M.D. (Age 67). In accordance with the Merger Agreement, on September 17, 2026, Dr. Love was appointed to our board of directors as a director. Prior to the Acquisition, Dr. Love served as the Chairman of the board of directors of Marea since May 2023. Since June 2025, Dr. Love has served as the Immediate Past Chairman of the board of directors of the Biotechnology Innovation Organization, a trade association representing biotechnology companies, academic institutions, state biotechnology centers and related organizations across the United States and in more than 30 other countries. From June 2014 to October 2022, Dr. Love was the President and Chief Executive Officer of Global Blood Therapeutics, Inc. (formerly Nasdaq: GBT, a publicly traded biopharmaceutical company acquired by Pfizer, Inc.), where he led the company from a pre-clinical startup through its growth to a global commercial company with a pipeline of innovative therapies focused on sickle cell disease. Previously, he was Executive Vice President, Research and Development and Technical Operations at Onyx Pharmaceuticals, Inc. He also served as President, Chief Executive Officer and Chairman of Nuvelo, Inc., and Senior Vice President, Development at Theravance Biopharma, Inc. (Nasdaq:TBPH). He began his biotech career at Genentech, Inc., where he held several senior management positions in clinical science and product development, and ultimately as chair of Genentech’s Product Development Committee. Prior to Genentech, Dr. Love served as a consultant in medicine in the Department of Cardiology at the Massachusetts General Hospital. Dr. Love has served on the boards of directors of Jazz Pharmaceutics plc (Nasdaq: JAZZ) since December 2025, Gilead Sciences, Inc. (Nasdaq: GILD) as Chairman since 2024, Royalty Pharma plc (Nasdaq: RPRX) as Lead Independent Director since July 2020, and Structure Therapeutics Inc. (Nasdaq: GPCR) since August 2023. He previously served on the boards of directors of Seagen Inc. from 2020 to 2023, Global Blood Therapeutics from 2013 to 2022, Portola Pharmaceuticals, Inc. from 2019 to 2020, and Amicus Therapeutics, Inc. (Nasdaq: FOLD) from 2012 to 2020. He received his B.A. in Molecular Biology from Haverford College and his M.D. from Yale School of Medicine.
We believe that Dr. Love is qualified to serve on our board of directors based on his leadership as Marea’s Chairman of the board of directors and extensive experience as a leader in the biopharmaceutical industry, including as a board member of multiple publicly traded biotechnology and biopharmaceutical companies.
Vote Required; Recommendation of the Board
Nominees receiving the most “For” votes of the shares present virtually or represented by proxy at the Annual Meeting will be elected. Abstentions are not applicable and “Withhold” votes and broker non-votes will have no effect and will not be counted toward the vote total for any of the director nominees. It is anticipated that Proposal No. 1 will be a non-discretionary proposal considered non-routine under the rules of the NYSE, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and thus may result in broker non-votes.
THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” EACH NAMED NOMINEE.

BIOGRAPHICAL INFORMATION - DIRECTORS CONTINUING IN OFFICE
Class II Directors Continuing in Office until the 2027 Annual Meeting of Stockholders
Gregory B. Brown, M.D.
Gregory B. Brown, M.D. (Age 72) was appointed to our Board in October 2016 and was elected Chairman by our board of directors on February 16, 2017. Dr. Brown is currently Chief Executive Officer of Memgen, Inc., a development-stage biotechnology company. In 2007, Dr. Brown co-founded HealthCare Royalty Partners (“HCR Partners”), a healthcare-focused private asset management firm investing in biopharmaceutical and medical products, and developing and deploying innovative risk-mitigated investment strategies to deliver non-correlated cash flow. Dr. Brown served as Vice Chairman of HCR Partners until December 2022 and remains a member of the firm’s SAB. Dr. Brown was educated as a transplantation immunologist and trained as a thoracic and vascular surgeon. He practiced thoracic and vascular surgery in a community setting where he also founded and led a health maintenance organization. He brings particular expertise in the scientific, technical, clinical and medical evaluation of products as well as in healthcare systems and payor/reimbursement dynamics. He has been involved in sourcing, performing due diligence on and closing more than $1 billion of royalty financings.
Before co-founding HCR Partners, Dr. Brown was a partner at Paul Capital Partners where he co-managed that firm’s royalty investments as a member of the royalty management committee. Prior to beginning his principal investment career in 2003, Dr. Brown was co-head of investment banking and head of healthcare at Adams, Harkness & Hill (now Canaccord Genuity) and a ranked biotechnology research analyst at Vector Securities International. Dr. Brown holds a B.A. from Yale, an M.D. from SUNY Upstate Medical Center and an M.B.A. from Harvard Business School. He currently serves on the boards of Adimab, LLC since 2023, Memgen, Inc since 2018, and Aquestive Therapeutics since 2017. He previously served on the boards of FAST Biomedical, Cambrex Corporation, Faron Pharmaceuticals Oy, Invuity, Inc., and Vanderbilt Clinical S.a.r.l. We believe that Dr. Brown is qualified to serve on the Board based on his medical, financial and management experience.
Heidi Henson
Ms. Henson (Age 60) was appointed to the Board in September 2022 and serves as the Chairman of the Audit Committee. Ms. Henson possesses over two decades of financial operations experience with both public and private companies. In addition, Ms. Henson currently serves on the board of directors of PepGen Inc., a clinical-stage biotechnology company (Nasdaq: PEPG) and Perspective Therapeutics , Inc., a clinical-stage, radiopharmaceutical company (NYSE: CATX).
Ms. Henson previously served as Chief Financial Officer at Pardes Biosciences, Inc. (formerly Nasdaq: PRDS), where she was instrumental in completing their tender offer transaction, as well as their de-SPAC transaction. Prior to Pardes, she served as the Chief Financial Officer for Imbria Pharmaceuticals, Kura Oncology, Wellspring Biosciences, and their parent company, Araxes Pharma.
Ms. Henson holds a BS in Accounting from the University of San Diego and is a Certified Public Accountant (currently inactive) in California. We believe that Ms. Henson is qualified to serve on the Board based on her extensive finance and public company experience.
David J. Mazzo, Ph.D.
David J. Mazzo, Ph.D. (age 69) was appointed as President and Chief Executive Officer on March 28, 2017 having previously been named as our Chief Executive Officer and an executive director of our board of directors on January 5, 2015. Dr. Mazzo brings to Lisata over 40 years of experience in the pharmaceutical industry. Prior to joining Lisata, Dr. Mazzo served from August 2008 to October 2014 as Chief Executive Officer and as a member of the board of directors of Regado Biosciences, Inc. (Nasdaq: RGDO), a biopharmaceutical company focused on the development of novel antithrombotic drug systems for acute and sub-acute cardiovascular indications. Prior to his leading Regado, from March 2007 to April 2008, Dr. Mazzo was President, Chief Executive Officer and a director of Æterna Zentaris, Inc. (Nasdaq: AEZS), a publicly held international biopharmaceutical company with facilities in Quebec, Canada and the USA. From 2003 until 2007 Dr. Mazzo served as President, Chief Executive Officer and director of Chugai Pharma USA, LLC, a biopharmaceutical company and U.S. subsidiary of Chugai Pharmaceutical Co., Ltd. of Japan, a member of the Roche Group. Prior to that, Dr. Mazzo was Senior Vice President of Development Operations at the Schering-Plough Research Institute and was a director of the Essex Chimie

European subsidiary at Schering-Plough Corporation, a publicly held pharmaceutical company that was subsequently acquired by Merck & Co., Inc. Earlier in his career, Dr. Mazzo held senior management and executive positions in R&D at Hoechst Marion Roussel, Inc., the U.S. subsidiary of Hoechst AG, that was subsequently acquired by Sanofi, a multinational pharmaceuticals company; and Rhone-Poulenc Rorer, Inc., a subsidiary of Rhone-Poulenc SA, a French pharmaceuticals company, that was subsequently acquired by Hoechst AG. He previously served on the board of directors of publicly held Visioneering Technologies, Inc., a developer and seller of therapeutic contact lenses for myopia progression control from February 2020 to February 2024 during which time he was Chairman of the board; EyePoint Pharmaceuticals, Inc., a biopharmaceutical company focused on treatments for diseases of the back of the eye, from October 2005 to June 2020 and was Chairman of the board from 2007 to 2018; Seneca Biopharmaceuticals, Inc., a therapeutics development company focused on CNS applications that merged with Palisade BIO, from April 2019 to April 2021 and Avanir Pharmaceuticals, Inc., a pharmaceutical company working in the area of products for CNS diseases, from October 2005 through January 2015, that was sold to Otsuka Holdings in 2015. He currently serves on the board of directors of Feldan Therapeutics, a private company developing technology for the intracellular delivery of therapeutic agents, where he has served on the board since January 2021 and as Chairman since October 2023.
Dr. Mazzo earned a B.A. in the Honors Program (Interdisciplinary Humanities) and a B.S. in Chemistry from Villanova University. In addition, Dr. Mazzo received his M.S. in chemistry and his Ph.D. degree in Analytical Chemistry from the University of Massachusetts, Amherst. He was also a research fellow at the Ecole Polytechnique Federale de Lausanne, Switzerland. Recently, Dr. Mazzo was named a PharmaVoice Top 100 award winner for 2024 in the Standout Leader category. He is bilingual: English (native) and French. Based on Dr. Mazzo’s experience within the pharmaceutical industry and his executive experience, specifically his experience as Chief Executive Officer at other companies in the biopharmaceutical industry, as well as his service on other boards of directors in the healthcare industry in addition to his scientific training and experience, we believe that Dr. Mazzo is qualified to serve on the Board.
Class III Directors Continuing in Office until the 2028 Annual Meeting of Stockholders
Mohammad Azab, M.D., M.B.A.
Mohammad Azab, M.D., MSc, M.B.A. (Age 70) was appointed to the Board in September 2022. Dr. Azab is a leader in clinical and regulatory development of biopharmaceutical drugs with particular expertise in oncology drug development. In July 2009, Dr. Azab joined Astex Pharmaceuticals, Inc. (“Astex”), a pharmaceutical company focused on the discovery and development of drugs in oncology and other areas, as its Chief Medical Officer. Dr. Azab served as President and Chief Medical Officer of Astex from January 2014 to November 2020, and has served as the chair of its board of directors from November 2020 to May 1, 2022. Since January 2021, Dr. Azab has served on the board of directors of DURECT Corporation (Nasdaq: DRRX), a biopharmaceutical company committed to transforming the treatment of acute organ injury and chronic liver diseases. Additionally, Dr. Azab has served on the board of directors of Xenon Pharmaceuticals Inc. (Nasdaq: XENE), a biopharmaceutical company delivering innovative medicines to patients with neurological disorders, from January 2003 to June 2024. Previously, Dr. Azab served as President and Chief Executive Officer of Intradigm Corporation, a developer of siRNA cancer therapeutics. Prior to this, Dr. Azab served as Executive Vice President of Research and Development and Chief Medical Officer of QLT Inc. and in several leadership positions at AstraZeneca plc in the United Kingdom and Sanofi in France. Dr. Azab holds an MBA from the Richard Ivey School of Business, University of Western Ontario, and an MB ChB from Cairo University. He received post-graduate training and degrees in oncology research from the University of Paris-Sud and in biostatistics from the University of Pierre et Marie Curie in Paris, France. We believe that Dr. Azab is qualified to serve on the Board based on his substantial expertise in oncology drug development.
Steven M. Klosk, J.D.
Steven M. Klosk, J.D. (Age 69) joined the Board in 2014. He is a senior executive with extensive management experience in the life sciences industry. He served as a Director at Cambrex Corporation (NYSE:CBM) from May 2008 through December 2019, until it was acquired by Permira and then as Director from December 2019 until June 2020. Cambrex is one of the leading providers of active pharmaceutical ingredients, advanced intermediates and finished dosage form products to the branded and generic pharmaceutical markets, where he served as President and Chief Executive Officer from May 2008 through June 2020. In that role he was responsible for all aspects of Cambrex’s global business with manufacturing and R&D facilities in the United States, Sweden, Italy, Estonia, Canada, Scotland, and Germany.

From 2021 until April 2024, he served on the board of directors of Recipharm, a leading pharmaceutical contract development & manufacturing organization. Since 2021 he has served on the board of Formulated Solutions, a topicals contract development & manufacturing organization where he is the chairman of the board and BioIVT, a leading supplier of biologics specimens for biotech research. In addition, Mr. Klosk served on the board of Golden Arrow Merger Corp., which merged in August 2024 with Bolt Project Holdings Inc. (Nasdaq: BSLK), a pioneer in sustainable biomaterials for consumer products. Mr. Klosk served both as a board member and an audit committee member of Bolt Project Holdings until February 2025. Mr. Klosk previously served on the boards of BIOVECTRA, a leading small molecule and biologics CDMO until September 2024 and NJ Bio, a leading antibody drug conjugate contract research organization from March 2021 through December 2024.
Mr. Klosk held other executive positions at Cambrex Corporation, including President, Executive Vice President & COO as well as President, Pharma Business Unit (2007-2008) where he had full P&L and balance sheet responsibility for four operating units in North America and Europe. Prior to this he was Executive Vice President & COO Cambrex Pharma & Biopharmaceuticals Business Unit (2003-2007) where he was responsible for managing a highly profitable global business with six operating units in North America and Europe. Earlier in his career Mr. Klosk served as Vice President, Administration for The Genlyte Group, Inc., a publicly traded producer of lighting fixtures. Mr. Klosk earned a B.S. from Cornell University and a J.D. from New York Law School. We believe that Mr. Klosk is qualified to serve on the Board based on his diversified management experience, particularly in the biopharmaceutical field.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Governance of Lisata Therapeutics, Inc.
Director Independence
The current Board members consist of Dr. Brown, Dr. Azab, Ms. Flowers, Ms. Henson, Mr. Klosk, Dr. Love and Dr. Mazzo. The Board has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, the Board has determined that Dr. Brown, Dr. Azab, Ms. Flowers, Ms. Henson, Mr. Klosk and Dr. Love are each “independent directors,” applying the definition of independence under the listing standards of Nasdaq.
Board Leadership Structure and Role in Risk Oversight
Dr. Brown serves as the Chairman of the Board. When present, our Chairman presides over all Board meetings. Dr. Brown coordinates with our Chief Executive Officer to set the agenda for Board meetings, chairs executive sessions of the independent directors, and performs any other duties assigned from time to time by the Board. We believe that the separation of the Chairman and Chief Executive Officer roles at the Company enhances good corporate governance principles through reduction of conflicts of interest and greater board independence.
The Board oversees our risk management. This oversight is administered primarily through the following:
•
The Board’s review and approval of our business plans and budget (prepared and presented to the Board by the Chief Executive Officer and other management), including the projected opportunities and challenges facing our business;

•	No less than quarterly review of our business developments, business plan implementation and financial results;
•
Our Audit Committee’s oversight of our internal controls over cybersecurity and financial reporting and its discussions with management and the independent accountants regarding the quality and adequacy of our internal controls and financial reporting; and

•	Our Compensation Committee’s review and approval of our executive officer compensation and its relationship to our business plans.
Insider Trading Policy and Prohibition on Hedging
We have an Insider Trading Policy that, among other things, governs the buying and selling of our securities by all of our personnel, including directors, officers and employees and certain other covered persons. Our policy is designed to prevent violations of insider trading laws by our personnel and to avoid even the appearance of improper conduct in this regard by our personnel. The policy prohibits covered persons from purchasing, selling, or otherwise disposing of our securities while in possession of material non-public information (except in limited circumstances, such as pursuant to a previously established trading plan). In addition, the policy prohibits all employees (including executives and directors) from engaging in any transaction in which they may profit from short-term speculative swings in the value of our securities, including any of the following activities: (1) “short sales” (selling borrowed securities that the seller hopes can be purchased at a lower price in the future) of our securities; (2) use of our securities to secure a margin or other loan; (3) transactions in our securities involving straddles, collars or other similar risk reduction or hedging devices; and (4) transactions in publicly traded options relating to our securities (i.e., options that are not granted by us). The policy includes quarterly and other trading blackouts and sets forth the procedures covered persons must follow before transacting in our securities, including pre-clearance by our Senior Vice President, Business Development and Operations, and General Counsel of all transactions by executive officers, directors, employees and certain other covered persons, as well as members of their households. Although we have not adopted an insider trading policy governing the purchase, sale, and/or other disposition of our securities by the Company, as part of the oversight of risk, the Board, or one or more of its Committees, approves any transaction, plan or arrangement by or with the Company with respect to our securities on a case-by-case basis, and as part of their procedures to review and approve any such transaction, plan or arrangement, the Board or Committee consults with legal counsel to ensure compliance with applicable insider trading laws, rules and regulations, and listing standards. A copy of the policy is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025 as filed with the SEC.

Committees
The Board has established (i) an Audit Committee, (ii) a Compensation Committee and (iii) a Nominating and Governance Committee. Each of these Committees has only independent directors as members. In addition, the Board has established a Science and Technology Committee for which it has not imposed any membership rules regarding director independence, and which committee assists with reviewing development and regulatory strategy, R&D staffing and budgets, and recommendations regarding business development opportunities.
Audit Committee
The Audit Committee consists of three directors: Ms. Henson (Chair), Ms. Flowers and Mr. Klosk. Each member of the Audit Committee is independent applying the definition of independence under the listing standards of Nasdaq and SEC regulations. The Audit Committee met five times during the year ended December 31, 2025. Ms. Henson, Ms. Flowers and Mr. Klosk each qualify as an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.
Pursuant to the terms of the Audit Committee charter, the Audit Committee is required to consist of at least three “independent” directors and shall serve at the pleasure of the Board. An “independent” director is defined as an individual who (a) is not our officer or salaried employee or an affiliate, (b) does not have any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment as an Audit Committee member, (c) meets the independence requirements of the SEC and Nasdaq or such other securities exchange or market on which our securities are traded and (d) except as permitted by the SEC and Nasdaq or such other securities exchange or market on which our securities are traded, does not accept any consulting, advisory or other compensatory fee from us. The Audit Committee’s charter requires the committee to oversee our accounting and financial reporting process, our system of internal controls regarding cybersecurity, finance, accounting, legal compliance and ethics, and the audits of our financial statements. A current copy of such charter is available to stockholders on our website, www.lisata.com. The primary duties of the Audit Committee consist of, among other things:
•	serving as an independent and objective party to monitor our financial reporting process, internal control system, cybersecurity policy and disclosure control system;
•	reviewing and appraising the audit efforts of our independent accountants;
•
assuming direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and our management regarding financial reporting issues;

•	providing an open avenue of communication among the independent accountants, financial and senior management and the Board; and
•	reviewing and approving all related party transactions.
Compensation Committee
Our Compensation Committee consists of three directors: Mr. Klosk (Chair), Dr. Brown and Ms. Henson. Each such member of the Compensation Committee is independent applying the definition of independence under the listing standards of Nasdaq. The Compensation Committee met six times during the year ended December 31, 2025.
Each member of our Compensation Committee must (i) be one of our independent directors satisfying the independence requirements of Nasdaq and other applicable regulatory requirements; (ii) qualify as an “outside director” under Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) and (iii) meet the requirements of a “non-employee director” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Except as permitted by Nasdaq, members of the Compensation Committee must not accept any consulting, advisory or the other compensatory fee from us or any of our subsidiaries. In determining whether a director is eligible to serve on the Compensation Committee, the Board must consider whether the director is affiliated with us, one of our subsidiaries or an affiliate of one of our subsidiaries to determine whether such affiliation would impair the director’s judgment as a member of the Compensation Committee.
The Compensation Committee oversees the determination of all matters relating to employee compensation and benefits and specifically determines and approves salaries, bonuses and equity-based compensation for our executive officers.

We have adopted a Compensation Committee charter which outlines the Compensation Committee’s primary duties which are to:
•
evaluate the performance of the President and Chief Executive Officer considering, inter alia, achievement of committee-approved goals and objectives and determine and approve the President and Chief Executive Officer’s compensation based on this evaluation and such other factors as the Compensation Committee shall deem appropriate;

•	determine and approve all executive officer compensation;
•	approve the aggregate amounts and methodology for determination of all salary, bonus, and long-term incentive awards for all employees other than executive officers;
•	review and recommend equity-based compensation plans to the full Board and approve all grants and awards thereunder;
•
review and approve changes to our equity-based compensation plans other than those changes that require stockholder approval under the plans, the requirements of Nasdaq or any exchange on which our securities may be listed and/or any applicable law;

•
review and recommend to the full Board changes to our equity-based compensation plans that require stockholder approval under the plans, the requirements of Nasdaq or any exchange on which our securities may be listed and/or any applicable law;

•	review and approve changes in our retirement, health, welfare and other benefit programs that result in a material change in costs or the benefit levels provided;
•	administer our equity-based compensation plans; and
•	approve, as required by applicable law, the annual Compensation Committee report on executive compensation for inclusion in our proxy statement.
The Compensation Committee has the authority, in its sole discretion, to retain or obtain advice from compensation consultants, independent legal counsel and other advisers, and is directly responsible for the retention, termination, compensation and oversight of the work of any such consultant, counsel or other adviser. In selecting a consultant, counsel or other adviser, the Compensation Committee must, as required by Nasdaq rules, take into consideration all factors relevant to such person’s independence from management, including all factors that Nasdaq identifies in its listing standards.
Since March 2015, the Compensation Committee has engaged the services of Radford/AON (“Radford”), a national executive compensation consulting firm with expertise in the life science industry to review and provide recommendations concerning all of the components of Lisata’s executive and director compensation program. Radford performs services solely on behalf of the Compensation Committee and has no relationship with the Company or management except as may relate to performing such services. Radford assisted the Compensation Committee in defining the appropriate market of the Company’s peer companies for executive compensation and practices and in benchmarking our executive compensation program against the peer group for 2024 and in years past compensation actions. Radford also assisted the Compensation Committee in benchmarking our director compensation program and practices against those of our peers. The Compensation Committee has assessed the independence of Radford pursuant to SEC rules and the corporate governance rules of Nasdaq and concluded that no conflict of interest exists that would prevent Radford from independently representing the Compensation Committee.
A current copy of the Compensation Committee charter is available to stockholders on our website, www.lisata.com. The Compensation Committee may form and delegate its authority to subcommittees as appropriate. Additionally, the Chief Executive Officer may make recommendations to the Compensation Committee relating to executive and director compensation, but consistent with Nasdaq rules, he may not be present during deliberations or voting regarding his own compensation.
Nominating and Governance Committee
Our Nominating and Governance Committee consists of three directors: Dr. Gregory Brown (Chair), Dr. Azab and Ms. Flowers. The Nominating and Governance Committee is empowered by the Lisata Board to recommend to the Lisata Board qualified individuals to serve on the Lisata Board and to identify the manner in which the

Nominating and Governance Committee evaluates nominees recommended for the Lisata Board. All members of the Nominating and Governance Committee have been determined to be “independent directors” pursuant to the definition contained in the rules of Nasdaq and SEC regulations. The Nominating and Governance Committee met four times during the year ended December 31, 2025.
The Board has adopted a Nominating and Governance Committee charter to govern the Nominating and Governance Committee, a current copy of which is available to stockholders on our website, www.lisata.com.
Additional Board Committee
The Board also maintains the following additional committee:
Science and Technology Committee
The Science and Technology Committee consists of Drs. Azab (Chairman), Brown, and Mazzo. This committee is authorized to review the science, clinical and regulatory strategy underlying the Company’s research and development programs, as well as associated staffing and budgets. It also reviews the interactions of the research and development organization with health care providers and regulatory bodies. The Science and Technology Committee met four times during the year ended December 31, 2025.
Qualifications for Board Membership
The Nominating and Governance Committee Charter mandates that the Committee consider and recruit qualified candidates in consultation with the Company’s President and Chief Executive Officer and affords the Committee the flexibility to determine the desired qualifications, expertise and characteristics most suited to the needs of the Board at any given time.
Diversity Considerations in Director Nominations
We do not have a formal diversity policy. We believe the Board represents a collection of individuals with a variety of complementary skills which, as a group, constitute the appropriate skills and experience to oversee our business. Our directors come from diverse backgrounds, including medicine, private equity, and management of pharmaceutical and healthcare-related companies. In accordance with the mission set out in its charter, our Nominating and Governance Committee considers a wide variety of qualifications, attributes and other factors and recognizes that a diversity of viewpoints and practical experiences can enhance the effectiveness of the Board. As part of its evaluation of each candidate, our Nominating and Governance Committee takes into account how that candidate’s background, experience, qualifications, attributes and skills may complement, supplement or duplicate those of other directors or prospective candidates.
Nominating and Governance Committee Procedures
The Board generally believes that we are well-served by our current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Board will re-nominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election or is not re-nominated if a vacancy on the Board occurs between annual stockholder meetings or if the Board believes it is in our best interests to expand its size, the Board may seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Nominees for director must be discussed by the full Board and approved for nomination by the affirmative vote of a majority of the Board, including the affirmative vote of a majority of the independent directors.
The Nominating and Governance Committee assists the Board by identifying qualified candidates for director and recommends to the Board the director nominees for the annual meeting of stockholders. The Board will conduct a process of making a preliminary assessment of each proposed nominee based upon the nominee’s resume and biographical information, an indication of the individual’s willingness to serve and other background information. This information is evaluated against specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. Based on information learned during this process, the Board will determine which nominee(s) to include in the slate of candidates that the Board recommends for election at each annual meeting of our stockholders.

Procedures for Considering Nominations Made by Stockholders
The procedures for stockholders submitting nominating recommendations described in our By-laws detail the procedures for nominations to be submitted by stockholders, other than candidates who have previously served on the Board or who are recommended by the Board. Our By-laws state that: “For any nomination or other business proposal to be properly brought before an Annual Meeting by a stockholder pursuant to clause (iii) of Article I, Section 1.10(A)(1) of these By-laws, the stockholder must (i) have given Timely Notice (as defined below) thereof in writing to the Assistant Corporate Secretary of the Corporation, (ii) have provided any updates or supplements to such notice at the times and in the forms required by these By-laws and, (iii) together with the beneficial owner(s), if any, on whose behalf the nomination or other business proposal is made, have acted in accordance with the representations set forth in the Solicitation Statement (as defined below) required by these By-laws. To be timely, a stockholder’s written notice shall be received by the Assistant Corporate Secretary at the principal executive offices of the Corporation not later than the close of business on the one hundred and twentieth (120th) day nor earlier than the close of business on the one hundred fiftieth (150th) day prior to the one-year anniversary of the preceding year’s Annual Meeting date; provided that, in the event the Annual Meeting is first convened more than thirty (30) days before or more than sixty (60) days after the one-year anniversary of the preceding year’s Annual Meeting date, or if no Annual Meeting was held in the preceding year, notice by the stockholder to be timely must be received by the Assistant Corporate Secretary of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made (such notice within such time periods shall be referred to as “Timely Notice”).”
There will be no differences in the manner in which the Board evaluates nominees recommended by stockholders and nominees recommended by the Board or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board.
Stockholder Communications
The Board has established a procedure that enables stockholders to communicate in writing with members of the Board. Any such communication should be addressed to our Assistant Corporate Secretary and should be sent to such individual c/o Lisata Therapeutics, Inc., P.O. Box 173, Liberty Corner, NJ 07938. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board. Under the procedures established by the Board, upon our Assistant Corporate Secretary’s receipt of such a communication, a copy of such communication will be sent to each member of the Board, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.
Board and Committee Meeting Attendance
During the year ended December 31, 2025, the Board held eight meetings, the Audit Committee held five meetings, the Compensation Committee held six meetings, the Nominating and Governance Committee held four meetings and the Science and Technology Committee held four meetings. The Board took additional actions by written consent. Each director attended (or participated by telephone) in 100% of the total number of meetings of the Board and committees on which he or she served, with the exception of one Audit Committee meeting, one Nominating and Governance Committee meeting and two Board meetings for which one member was absent.
Director Attendance at Annual Stockholder Meetings
We do not have a formal policy regarding attendance by directors at our annual meetings of stockholders but invite and encourage all directors to attend. We make every effort to schedule our annual meeting of stockholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law. We have converted to a virtual meeting format for our annual meeting, which we have found it to be beneficial in that it allows more stockholders the possibility of participating and, thus, allowing us to reach a greater number of our stockholders. All then-current Board members attended the Company’s virtual annual meeting in 2025.
Code of Ethics
We have adopted a code of ethics that applies to our directors, officers and employees, except to our President and Chief Executive Officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions, who are subject to a separate code of ethics. Both codes of ethics are available on our website, www.lisata.com.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has selected Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Grant Thornton LLP has audited the Company’s financial statements since 2016. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
The affirmative vote of the holders of a majority of the shares present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of Grant Thornton LLP.
FEES FOR SERVICES PROVIDED BY THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Grant Thornton LLP (New York, NY; PCAOB ID Number 248) was engaged to serve as our independent registered public accounting firm in 2025 and 2024 and accordingly, audited our financial statements for the fiscal years ended December 31, 2025 and 2024. The following table sets forth a summary of the fees billed to us by Grant Thornton LLP for professional services rendered for the fiscal years ended December 31, 2025 and 2024.

Fee Category	Fiscal 2025 Fees	Fiscal 2024 Fees
Audit Fees(1)	$422,180	$483,000
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	$—	$—
Total Fees	$422,180	$483,000

(1)
Audit Fees consist of aggregate fees billed or expected to be billed for professional services rendered for the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-K and review of the interim consolidated financial statements included in Quarterly Reports on Form 10-Q or services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2025 and 2024, respectively.

(2)
Audit-Related Fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

(3)
Tax Fees consist of aggregate fees billed or expected to be billed for professional services rendered for tax compliance, tax advice and tax planning. These fees related to preparation of our federal and state income tax returns and other tax compliance activities.

(4)	All Other Fees consist of aggregate fees billed for products and services provided by Grant Thornton (as applicable), other than those disclosed above.
The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm and approves in advance any services to be performed by the independent registered public accounting firm, whether audit-related or not. The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent registered public accounting firm. All of the fees shown above were pre-approved by the Audit Committee.
PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent auditors, Grant Thornton LLP. The Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts.

Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
All of the services of Grant Thornton LLP for the years ended December 31, 2025 and 2024 described above were pre-approved in accordance with the Audit Committee Pre-Approval Policy.
Vote Required; Recommendation of the Board
The affirmative vote from holders of a majority of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the matter. Proposal No. 2 is considered a “routine” matter under applicable NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote your shares on this proposal, and we do not expect there to be broker non-votes on this matter. Abstentions will be counted and will have the same effect as “Against” votes.
THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL NO. 3

APPROVAL OF ISSUANCE OF COMMON STOCK UPON CONVERSION OF SERIES C PREFERRED STOCK, WHICH WILL (A) REPRESENT MORE THAN 20% OF THE SHARES OF COMMON STOCK OUTSTANDING AND (B) RESULT IN THE CHANGE OF CONTROL OF THE COMPANY PURSUANT TO NASDAQ LISTING RULES 5635(A) AND 5635(B), RESPECTIVELY
Overview
As described above, we issued an aggregate of 1,793,129 shares of common stock, 211,365.213 shares of Series C Preferred Stock (representing 211,365,213 shares on an as-converted-to-common basis and without giving effect to any beneficial ownership limitations), and assumed all outstanding options to purchase Marea common stock which were converted into options to purchase an aggregate of 22,801.406 shares of Series C Preferred Stock in the Acquisition and 150,867.995 shares of Series C Preferred Stock (representing 150,867,995 shares on an as-converted-to-common basis and without giving effect to any beneficial ownership limitations) in the 2026 Private Placement, respectively. Each share of Series C Preferred Stock is convertible into 1,000 shares of common stock, subject to certain conditions described below. The Series C Preferred Stock is intended to have rights that are generally equivalent to our common stock, provided that the Series C Preferred Stock does not have the right to vote on most matters (including the election of directors or any proposals herein). The shares of Series C Preferred Stock (including shares of Series C Preferred Stock issuable upon exercise of Assumed Options) will automatically convert into an aggregate of 385,034,614 shares of common stock upon the third business day following receipt of approval of the Required Company Stockholder Matters in accordance with Nasdaq Listing Rules up to the beneficial ownership limitations set by each holder; provided that such beneficial ownership limitations may be waived by each holder of Series C Preferred Stock at any time following the approval by Nasdaq of the Nasdaq Listing Application and approval of the Required Company Stockholder Matters.
Nasdaq Listing Rule 5110(a) requires that the Company submit, and Nasdaq approve, the Nasdaq Listing Application prior to the approval by our stockholders of a change of control pursuant to Nasdaq Listing Rule 5635(b). We filed the Nasdaq Listing Application with Nasdaq. The approval being sought in this Proposal No. 3, along with the filing of the Nasdaq Listing Application with Nasdaq, is intended to satisfy this obligation of the Company. If the Nasdaq Listing Application is not approved, the Company will be prohibited from taking any actions, that together with the conversion of the Series C Preferred Stock, would constitute a “change of control” under Nasdaq Listing Rule 5110(a) until such time as such Nasdaq Listing Application is approved.
Shares Issuable Upon Conversion
Set forth below is a table summarizing the issued and outstanding shares of Series C Preferred Stock and the number of shares of common stock that are potentially issuable upon conversion of the Series C Preferred Stock. The sale into the public market of the underlying common stock could materially and adversely affect the market price of our common stock.

	Acquisition	2026 Private Placement	Total
Series C Preferred Stock Issued and Outstanding	211,365.213	150,867.995	362,233.208
Series C Preferred Stock Issuable Upon Exercise of Assumed Options(1)	22,801.406	—	22,801.406
Common Stock (as converted)(2)	234,166,619	150,867,995	385,034,614

(1)	Upon conversion of the Series C Preferred Stock into common stock, the Assumed Options will be exercisable for shares of common stock.
(2)	Does not give effect to any beneficial ownership limitations.
Description of Series C Preferred Stock
The following summary of the terms of the Series C Preferred Stock is not complete and is qualified in its entirety by the provisions of the Certificate of Designation, which is filed as Exhibit 3.1 to our Current Report on Form 8-K, filed with the SEC on September 17, 2026.
Conversion. Following stockholder approval of the Required Company Stockholder Matters, effective as of 5:00 p.m. (Eastern time) on the third business day after the date on which such stockholder approval is received, each outstanding share of Series C Preferred Stock will automatically convert into 1,000 shares of common stock, subject to certain beneficial ownership limitations, including that a holder of Series C Preferred Stock is prohibited from converting shares of Series C Preferred Stock into shares of common stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (initially set by the holder up to a number between 4.99% and 19.99% and thereafter adjusted) of the total number of shares of common stock issued and outstanding immediately after giving effect to such conversion; provided that such beneficial ownership limitations may be waived by each holder of Series C Preferred Stock at any time following the approval by Nasdaq of the Nasdaq Listing Application and approval of the Required Company Stockholder Matters upon notice to the Company. We intend to seek a waiver of such beneficial ownership limitations from our holders of Series C Preferred Stock to be effective following the approval by our stockholders of the Required Company Stockholder Matters. If any shares of Series C Preferred Stock continue to be outstanding following such automatic conversion due to a beneficial ownership limitation that was not waived, such shares of Series C Preferred Stock will be convertible at the option of the holder, subject to such beneficial ownership limitations.
Voting Rights. Except as otherwise required by the Certificate of Designation or the General Corporation Law of the State of Delaware (as amended, the “DGCL”), the Series C Preferred Stock does not have voting rights. However, as long as any shares of Series C Preferred Stock are outstanding, we will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series C Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock, (b) alter or amend the Certificate of Designation, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series C Preferred Stock, (d) issue additional shares of Series C Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series C Preferred Stock, (e) prior to the automatic conversion of the Series C Preferred Stock, consummate a Fundamental Transaction (as defined in the Certificate of Designation) or a Change of Control Transaction (as defined in the Certificate of Designation), (f) prior to the automatic conversion of the Series C Preferred Stock, authorize or issue any class or series of stock that is senior to the Series C Preferred Stock, (g) amend, waive or modify the Merger Agreement in a manner that would be reasonably likely to prevent, impede or materially delay the obtainment of stockholder approval of the Conversion Proposal or the automatic conversion of the Series C Preferred Stock or (h) enter into any agreement with respect to any of the foregoing.
Cash Settlement. If, at any time after the earlier of (i) receipt of approval of the Required Company Stockholder Matters and (ii) March   , 2027, the Company fails to deliver to a holder of shares of Series C Preferred Stock a certificate or certificates representing shares of common stock, or electronically deliver (or cause its transfer agent to electronically deliver) such shares, on or prior to the first trading day after the applicable Share Delivery Date (as defined in the Certificate of Designation), subject to certain limited exceptions, the Company shall, at the request of the holder of the shares of Series C Preferred Stock, pay an amount in cash by wire transfer of immediately available funds equal to the Fair Value (as defined below) of such undelivered shares, with such payment to be made within two business days from the date of request by such holder, whereupon the Company’s obligations to deliver such shares underlying the Notice of Conversion (as defined in the Certificate of Designation) shall be extinguished upon payment in full of the Fair Value of such undelivered shares. The cash settlement provisions set forth in the Certificate of Designation shall be available irrespective of the reason for the Company’s failure to timely deliver the applicable shares of common stock including due to the lack of obtaining the approval of the Required Company Stockholder Matters and/or the Nasdaq Listing Application. The “Fair Value” of the applicable shares shall be fixed with reference to the last reported closing sale price on the Nasdaq Capital Market, or other principal trading market on which the Company’s common stock is listed, as of the trading day immediately prior to the date on which the Notice of Conversion is delivered to the Company.
Dividends. Holders of Series C Preferred Stock are entitled to receive dividends on shares of Series C Preferred Stock equal, on an as-if-converted-to-common stock basis, and in the same form as dividends actually paid on shares of our common stock.
Liquidation and Dissolution. The Series C Preferred Stock ranks senior to our common stock upon any liquidation, dissolution or winding-up of the Company solely to the extent of a nominal liquidation amount of $0.01 per share, and on parity with our common stock in all other respects.
Reasons for Stockholder Approval
Our common stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market LLC, including Nasdaq Listing Rule 5635(a), which requires stockholder approval in connection with the acquisition of another company if the Nasdaq-listed company will issue more than 20% of its common stock. For purposes of Nasdaq Listing Rule 5635(a), the issuance of any common stock in the Acquisition Transactions would be aggregated together. If all shares of Series C Preferred Stock are converted into shares of our common stock (without giving effect to any beneficial ownership limitations), the shares of common stock issued in the Acquisition plus the shares of common stock issued upon conversion of the Series C Preferred Stock (including the shares issuable upon conversion of the Series C Preferred Stock issuable upon exercise of the Assumed Options), would constitute approximately   % of our issued and outstanding stock as of the record date. Thus, in order to permit the issuance of common stock upon conversion of the Series C Preferred Stock, we must first obtain stockholder approval of this issuance.
In addition, pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities that will result in a “change of control” of a listing company. Nasdaq has not formally defined what constitutes a “change of control” but Nasdaq guidance provides that generally a change of control occurs when, as a result of the issuance of securities in such transaction, an investor or a group of investors would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position. In addition, Nasdaq will consider all facts and circumstances concerning a transaction, including whether there are any other relationships or agreements between a company and an investor. Additionally, under Nasdaq Listing Rule 5110(a), Nasdaq guidance suggests that a change of control could result based on changes to the voting power and/or share ownership, management and board of directors of the listed company. The Certificate of Designation permits the waiver of the 19.99% beneficial ownership limitation following approval of the Nasdaq Listing Application and the Required Company Stockholder Matters. Although (i) the conversion of the Series C Preferred Stock will not result in any individual investor beneficially owning more than 20% of our voting power due to the beneficial ownership blockers and (ii) upon the closing of the Acquisition Dr. Love was the only newly appointed director and Josh Lehrer was the only newly appointed executive officer of the Company, any subsequent changes to the Board and management of the Company, even if occurring after the closing of the Acquisition Transactions and even if such changes are not a result of any contractual rights of any investor or group of investors, may be deemed a “change of control” by Nasdaq. On September 25, 2026, the Company received notification from Nasdaq that the transaction with Marea will result in a “change of control” under Nasdaq Listing Rule 5110(a) and that the post-transaction company will be required to satisfy Nasdaq’s initial listing criteria and complete the initial listing process prior to the Company obtaining stockholder approval of the conversion of Series C Preferred Stock issued in the Acquisition and 2026 Private Placement. Accordingly, and also because we desire to make changes to our Board and management team after the Annual Meeting as noted above, we are seeking stockholder approval of a “change of control” under Nasdaq Listing Rules. In addition, we filed the Nasdaq Listing Application in connection with such potential “change of control.” Stockholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Delaware law, our organizational documents or any other purpose.
Effect of Proposal No. 3
In the event that our stockholders approve this Proposal No. 3, and Proposal No. 4 is also approved, at the Annual Meeting and Nasdaq approves the Nasdaq Listing Application, the Series C Preferred Stock will become immediately convertible into shares of common stock, subject to any beneficial ownership limitations set by the holder and not waived. The issuance of shares of common stock upon the conversion of the Series C Preferred Stock will not affect the rights or privileges of our existing stockholders, except that the economic and voting interests of each of our existing stockholders will be diluted. Although the number of shares of common stock that our existing stockholders own will not decrease, the shares of common stock owned by our existing stockholders will represent a substantially smaller percentage of our total outstanding shares of common stock after any such conversion.
In the event that our stockholders do not approve this Proposal No. 3 at the Annual Meeting, the Series C Preferred Stock will not become convertible unless and until stockholders approve of such conversion and issuance of shares of common stock for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635. Pursuant to the Merger Agreement and the Purchase Agreement, if we fail to receive sufficient proxies to constitute a quorum or to obtain the required vote on this Proposal No. 3, we would be required to adjourn the Annual Meeting one or more times for up to 30 days per adjournment. Further, in the event that our stockholders do not approve this Proposal No. 3 at the Annual Meeting, we are required to use our reasonable best efforts to secure the approvals sought in this Proposal No. 3 as soon as practicable following the date of the Annual Meeting. We will be required to hold an annual meeting or a special meeting at least every six months to solicit and take a vote on the approvals sought in this Proposal No. 3 until such approvals are obtained. The process of continuing to hold stockholder meetings to obtain such approvals would cause us to incur significant legal expenses and could divert our management’s attention from the operation of our business. In addition, if we are unable to obtain approval of the Required Company Stockholder Matters, including this Proposal No. 3, we may be required to make significant cash settlement payments to the holders of Series C Preferred Stock who submit Notices of Conversion after March 17, 2027.
Interests of Certain Parties
In connection with the Acquisition Transactions, Josh Lehrer, Marea’s President and Chief Executive Officer, was appointed as our Chief Operating Officer and President and Ted Love, Chairman of the board of directors of Marea, was appointed as a member of our Board. Dr. Lehrer is expected to be appointed as our Chief Executive Officer if the Required Company Stockholder Matters are approved. In connection with the Acquisition, Dr. Lehrer received 21,548 shares of common stock and 2,540.002 shares of Series C Preferred Stock, the Lehrer Family Irrevocable GST Exempt Trust U/A/D November 21, 2025, a trust for the benefit of Dr. Lehrer’s children, received 6,260 shares of common stock and 737.919 shares of Series C Preferred Stock, and Dr. Love received 19,260 shares of common stock and 2,270.316 shares of Series C Preferred Stock. These shares of Series C Preferred Stock will be converted into common stock upon approval of this Proposal No. 3. Dr. Lehrer also holds Marea options exercisable for an aggregate of 6,991.790 shares of Series C Preferred Stock that were assumed in the Acquisition and that will become exercisable for common stock upon approval of the Required Company Stockholder Matters. Further, in connection with the execution of the Merger Agreement, the Company and Marea entered into Support Agreements with certain of our officers and directors (solely in their capacity as stockholders), representing approximately __% of shares of common stock outstanding on the record date. The Support Agreements provide that, among other things, each of the parties thereto has agreed to vote or cause to be voted all of the shares of common stock beneficially owned by such stockholder in favor of Proposals Nos. 3, 4, 5 and 6 at the Annual Meeting, subject to and in accordance with the terms of the Support Agreements.
Vote Required; Recommendation of the Board
The affirmative vote of a majority of the votes cast by holders of shares present at the meeting (by virtual attendance) or by represented by proxy and voting on the matter at the Annual Meeting is required to approve Proposal No. 3. Abstentions and broker non-votes will have no effect on the outcome of this proposal. It is anticipated that Proposal No. 3 will be a non-discretionary proposal considered non-routine under the rules of the NYSE, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and thus may result in broker non-votes.
THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION EFFECTING THE REVERSE STOCK SPLIT AT A RATIO IN THE RANGE FROM [1-FOR-5 TO 1-FOR-10]
General
At the Annual Meeting, our stockholders will be asked to approve an amendment to our amended and restated certificate of incorporation that will implement a reverse stock split of the issued and outstanding shares of our common stock at a ratio in the range between [1-for-five to 1-for-ten] inclusive, with the final ratio to be determined at the discretion of the Board without further approval by our stockholders, for the purposes of maintaining compliance with Nasdaq listing standards or for the combined company to meet the initial listing standards of Nasdaq or otherwise if deemed advisable by us. Upon the effectiveness of such amendment to our amended and restated certificate of incorporation to effect the Reverse Stock Split (the “Reverse Stock Split effective time”), the issued and outstanding shares of our common stock immediately prior to the Reverse Stock Split effective time will be reclassified into a smaller number of shares such that a stockholder will own a ratio ranging from one new share of common stock for every    to    shares of issued common stock held by such stockholder immediately prior to the Reverse Stock Split effective time, as specified. Based upon the Reverse Stock Split ratio selected by the Board, proportionate adjustments will be made to the per share exercise price, and/or the number of shares issuable upon the exercise or vesting of all then outstanding options, which will result in a proportional decrease in the number of shares of common stock reserved for issuance upon exercise or vesting of such stock options, and a proportional increase in the exercise price of all such stock options.
The full text of the proposed amendment to our amended and restated certificate of incorporation is set forth on Annex A to this proxy statement.
If this Proposal No. 4 is approved, the Reverse Stock Split would become effective           . We may effect only one Reverse Stock Split in connection with this Proposal No. 4.
The form of the amendment to our amended and restated certificate of incorporation to effect the Reverse Stock Split, as more fully described below, will effect the Reverse Stock Split but will not change the number of authorized shares of common stock or preferred stock, or the par value of our common stock or preferred stock.
The Board may determine to effect the Reverse Stock Split, if it is approved by the stockholders, even if the other proposals to be acted upon at the meeting are not approved. In addition, notwithstanding approval of this proposal by our stockholders, the Board may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect the Reverse Stock Split, as permitted under Section 242(c) of the DGCL.
Reasons for the Proposal
The Board approved the proposal approving the amendment to our amended and restated certificate of incorporation effecting the Reverse Stock Split for the following reasons:
•
the Board believes effecting the Reverse Stock Split will result in an increase in the minimum bid price of our common stock, thereby increasing our ability to satisfy the Nasdaq initial listing requirements and reducing the risk of a delisting of our common stock from Nasdaq in the future;

If the Reverse Stock Split successfully increases the per share price of our common stock, the Board believes this increase may increase trading volume in our common stock and facilitate future financings by the combined company. However, there can be no guarantee or assurances that the Reverse Stock Split will have such intended effects.
Requirements for Listing on Nasdaq
We have been advised by Nasdaq that the Acquisition constitutes a business combination that will result in a “change of control” pursuant to Listing Rule 5110(a), requiring the Company to meet all of the criteria applicable to a company requesting initial listing on the Nasdaq Capital Market and to complete Nasdaq’s initial listing process prior to stockholder approval of the Conversion Proposal. One of these criteria is the requirement that the minimum bid price for our common stock be at least $4.00. As of October   , 2026, the price for our common stock on the

Nasdaq Capital Market was $   per share. Accordingly, if this Proposal No. 4 is not approved at the Annual Meeting, the Company is not successful in effecting the proposed Reverse Stock Split or the post-split stock price does not remain at a sufficiently high level to permit the Company to gain compliance with the minimum bid price requirement, the Company believes that its initial listing application may not be approved and its common stock may be delisted.
The Board intends for the Reverse Stock Split to increase the per share market price of the common stock. In order to continue trading on the Nasdaq Capital Market, the closing price for our common stock on the Nasdaq Capital Market must be at least $4.00 for at least five trading days following the Reverse Stock Split. Assuming our common stock in fact maintains that minimum closing price for such period and the Company receives notification from Nasdaq that it meets the initial listing requirements for business combinations that result in a “change of control,” the Company would then be subject to the continued listing requirements of the Nasdaq Capital Market, which include a minimum bid price for the stock of $1.00, among other requirements. In addition to enabling the Company to meet the initial listing requirements, the Board believes that the increased market price of our common stock expected to result from the implementation of the Reverse Stock Split will improve the marketability and liquidity of our common stock.
One of the effects of the Reverse Stock Split will be to effectively increase the proportion of authorized shares which are unissued relative to those which are issued. This could result in our management being able to issue more shares without further stockholder approval. The Reverse Stock Split will not affect the number of authorized shares of our capital stock, which will continue to be authorized pursuant to our amended and restated certificate of incorporation.
Potential Increased Investor Interest
The closing price of the common stock on     , 2026, as reported on Nasdaq, was $   per share. An investment in our common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide research coverage of lower priced stocks. Also, the Board believes that most investment funds are reluctant to invest in lower priced stocks.
There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in an increase in the per share price of our common stock at the levels expected or at all.
We cannot predict whether the Reverse Stock Split will increase the market price for our common stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:
•	the market price per share of common stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of common stock outstanding before the Reverse Stock Split;
•	the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;
•	the Reverse Stock Split will result in a per share price that will increase our ability to attract and retain employees;
•	the market price per share will either exceed or remain in excess of the minimum bid price as required by Nasdaq for continued listing;
•	the Reverse Stock Split will or increase trading volume in our common stock and facilitate future financings by the combined company; or
•	the market price per share will achieve and maintain the $4.00 minimum bid price requirement for a sufficient period of time for Nasdaq to approve our Nasdaq Listing Application.
The market price of our common stock will also be based on the performance of our company, and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.
Principal Effects of the Reverse Stock Split
The Reverse Stock Split will be realized simultaneously for all shares of our common stock and options outstanding immediately prior to the Reverse Stock Split effective time. The Reverse Stock Split will affect all holders of shares of our common stock outstanding immediately prior to the Reverse Stock Split effective time uniformly and each such stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value of our common stock or preferred stock and will not reduce the number of authorized shares of our common stock or preferred stock. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable. The Reverse Stock Split will not affect our continuing to be subject to the periodic reporting requirements of the Exchange Act.
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates
If the stockholders approve the amendment to our amended and restated certificate of incorporation effecting the Reverse Stock Split, and if the Board still believes that a Reverse Stock Split is in the best interests of Lisata and its stockholders, we will file the certificate of amendment to our amended and restated certificate of incorporation with the Secretary of State of the State of Delaware at such time as the Board has determined to be the appropriate Reverse Stock Split effective time. The Board may delay effecting the Reverse Stock Split without resoliciting stockholder approval.
Beginning at the Reverse Stock Split effective time, each stock certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.
Beneficial Owners of Common Stock. Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders in “street name” (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of our common stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.
Registered Holders of Common Stock in Book-Entry Form. Lisata registered holders of common stock hold their shares electronically in book-entry form with our transfer agent, Equiniti Trust Company, LLC. These stockholders do not hold physical stock certificates evidencing their ownership of our common stock. However, they are provided with a statement reflecting the number of shares of common stock registered in their accounts. No action needs to be taken to receive post-Reverse Stock Split shares or payment in lieu of fractional shares, if applicable. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the Reverse Stock Split.
Fractional Shares
No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the common stock on Nasdaq on the date of the filing of the certificate of amendment to our amended and restated certificate of incorporation effecting the Reverse Stock Split. For the foregoing purposes, all shares of common stock held by a holder will be aggregated (thus resulting in no more than one fractional share per holder). The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefore as described herein.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.
Potential Anti-Takeover Effect
Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of Lisata with another company, the Reverse Stock Split Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, other than in connection with the Conversion Proposal, nor is it part of a plan by management to recommend a similar amendment to the Board and stockholders. Other than the proposals being submitted to our stockholders for their consideration at the Annual Meeting, the Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is a discussion of material U.S. Federal Income Tax consequences of the Reverse Stock Split that are applicable to U.S. holders (as defined below) of Lisata common stock, but does not purport to be a complete analysis of all potential tax effects. This summary is based upon current provisions of the Code, existing Treasury regulations, judicial decisions, and published rulings and administrative pronouncements of the IRS, all in effect as of the date hereof and all of which are subject to differing interpretations or change. Any such change or differing interpretation, which may be retroactive, could alter the tax consequences to Lisata stockholders as described in this summary.
This summary does not address U.S. Federal Income Tax consequences that may be relevant to particular Lisata stockholders in light of their personal circumstances or to Lisata stockholders who are subject to special treatment under U.S. Federal Income Tax laws, such as Lisata stockholders who: do not hold their common stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment); are banks, insurance companies, tax-exempt entities, mutual funds, financial institutions, real estate investment trusts, regulated investment companies, government entities or broker-dealers; hold their Lisata common stock as “qualified small business stock” under Section 1202 of the Code or as “Section 1244 stock” under Section 1244 of the Code; hold their Lisata common stock as part of a hedging, “straddle,” conversion or other integrated transaction or are treated as having sold their Lisata common stock pursuant to the constructive sale provisions of the Code; are not U.S. holders (as defined below); acquired their Lisata common stock pursuant to the exercise of compensatory options, or in other compensatory transactions; acquired their Lisata common stock pursuant to the exercise of warrants or conversion rights under convertible instruments; are subject to special tax accounting rules under Section 451(b) of the Code; hold their Lisata common stock through individual retirement or other tax-deferred accounts; acquired their Lisata common stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code; have a functional currency other than the U.S. dollar; or are partnerships or entities or arrangements classified as partnerships or disregarded entities for U.S. Federal Income Tax purposes, S corporations, or other pass-through entities (including hybrid entities) and investors therein.
Lisata stockholders subject to particular U.S. or non-U.S. Tax rules that are described in this paragraph are urged to consult their own tax advisors regarding the consequences to them of the Reverse Stock Split.
If an entity that is treated as a partnership for U.S. Federal Income Tax purposes holds Lisata common stock, the U.S. Federal Income Tax treatment of a partner in the partnership will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partnership or a partner of a partnership holding Lisata capital stock or any other person not addressed by this discussion, you should consult your tax advisors regarding the tax consequences of the Reverse Stock Split.
In addition, the following discussion does not address: (a) the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse

Stock Split; (b) any U.S. federal non-income tax consequences of the Reverse Stock Split, including estate, gift or other tax consequences; (c) any state, local or non-U.S. tax consequences of the Reverse Stock Split; or (d) the Medicare contribution tax on net investment income. No ruling from the IRS or opinion of counsel, has been or will be requested in connection with the Reverse Stock Split. Lisata stockholders should be aware that the IRS could adopt a position which could be sustained by a court contrary to that set forth in this discussion.
Definition of “U.S. Holder”
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of Lisata common stock that is, for U.S. Federal Income Tax purposes:
•	an individual who is a citizen or resident of the United States;
•	a corporation or any other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
•
a trust if either (i) a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of such trust, or (ii) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. Federal Income Tax purposes; or

•	an estate, the income of which is subject to U.S. Federal Income Tax regardless of its source.
Treatment of U.S. Holders in the Reverse Stock Split
Lisata intends to treat the Reverse Stock Split as a “recapitalization” for U.S. Federal Income Tax purposes within the meaning of Section 368(a) of the Code. Assuming the Reverse Stock Split qualifies as a recapitalization within the meaning of Section 368(a) of the Code, a U.S. holder will not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of Lisata common stock (which fractional share will be treated as received and then exchanged for such cash). A U.S. holder’s aggregate tax basis in the shares of Lisata common stock received pursuant to the Reverse Stock Split will equal the aggregate tax basis of the shares of the Lisata common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of Lisata common stock), and such U.S. holder’s holding period in the shares of Lisata common stock received will include the holding period in the shares of Lisata common stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Lisata common stock surrendered to the shares of Lisata common stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of Lisata common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A U.S. holder that receives cash in lieu of a fractional share of Lisata common stock pursuant to the Reverse Stock Split will generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of Lisata common stock surrendered that is allocated to such fractional share of Lisata common stock. Any such gain or loss will be long-term capital gain or loss if, as of the effective time of the Reverse Stock Split, the U.S. holder’s holding period for such fractional share exceeds one year. Long-term capital gains of certain non-corporate taxpayers, including individuals, are generally taxed at preferential rates. The deductibility of capital losses is subject to limitations.
Information Reporting and Backup Withholding
If the Reverse Stock Split qualifies as a recapitalization within the meaning of Section 368(a) of the Code, each U.S. holder who receives shares of Lisata common stock in the Reverse Stock Split is required to retain permanent records pertaining to the Reverse Stock Split, and make such records available to any authorized IRS officers and employees. Such records should specifically include information regarding the amount, basis, and fair market value of all transferred property, and relevant facts regarding any liabilities assumed or extinguished as part of such reorganization. U.S. holders who owned immediately before the Reverse Stock Split at least five percent (by vote or value) of the total outstanding stock of Lisata is required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in Treasury Regulation

Section 1.368-3(b). Such statement must include the U.S. holder’s tax basis in such holder’s Lisata common stock surrendered in the Reverse Stock Split, the fair market value of such stock, the date of the Reverse Stock Split and the name and employer identification number of Lisata. U.S. holders are urged to consult with their tax advisors to comply with these rules.
A U.S. holder may be subject to information reporting and backup withholding for U.S. Federal Income Tax purposes on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. Backup withholding will not apply, however, to a U.S. holder who (i) furnishes a correct taxpayer identification number and certifies the holder is not subject to backup withholding on IRS Form W-9 or a substantially similar form, or (ii) certifies the holder is otherwise exempt from backup withholding. If a U.S. holder does not provide a correct taxpayer identification number on IRS Form W-9 or other proper certification, the stockholder may be subject to penalties imposed by the IRS. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the federal income tax liability of a U.S. holder of Lisata capital stock, if any, provided the required information is timely furnished to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding, the procedures for obtaining such an exemption, and in the event backup withholding is applied, to determine if any tax credit, tax refund or other tax benefit may be obtained.
The foregoing summary is of a general nature only and is not intended to be, and should not be construed to be, legal, business or tax advice to any particular Lisata stockholder. This summary does not take into account your particular circumstances and does not address consequences that may be particular to you. Therefore, you should consult your tax advisor regarding the particular consequences of the Reverse Stock Split to you.
Vote Required; Recommendation of the Board
The affirmative vote of a majority of the votes cast by holders of shares present at the meeting (by virtual attendance) or by represented by proxy and voting on the matter at the Annual Meeting is required to approve Proposal No. 4. Abstentions and broker non-votes will have no effect on the outcome of this proposal. It is anticipated that Proposal No. 4 will be a non-discretionary proposal considered non-routine under the rules of the NYSE, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and thus may result in broker non-votes.
THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL NO. 5

APPROVAL OF THE 2026 EQUITY INCENTIVE PLAN
Overview
As discussed in this proxy statement, the Company is asking its stockholders to consider and vote upon a proposal to approve and adopt the Lisata Therapeutics, Inc. 2026 Equity Incentive Plan, or the 2026 Plan, a copy of which is attached to this proxy statement as Annex B, or the 2026 Plan Proposal.
The 2026 Plan is intended to replace the Lisata Therapeutics, Inc. 2018 Equity Incentive Compensation Plan, or the 2018 Plan, the Lisata Therapeutics, Inc. 2015 Equity Compensation Plan, the Marea Therapeutics, Inc. 2024 Stock Option and Grant Plan, and the M2 Therapeutics, Inc. 2025 Stock Option and Grant Plan, or, collectively, the Prior Plans. If the 2026 Plan becomes effective, then no additional awards will be granted under the Prior Plans.
Reasons to Approve the 2026 Plan
The purpose of the 2026 Plan is to enhance the ability of the Company to attract, retain and incentivize employees, independent contractors and directors and promote the success of its business. Equity compensation can play an important role in the success of the Company by encouraging and enabling employees, independent contractors and directors, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. Accordingly, the ability to grant stock awards at competitive levels will be a vital element of the Company’s compensation program and is, therefore, in the best interest of the Company and its stockholders. If Company’s stockholders do not approve the 2026 Plan, the 2018 Plan will remain in effect in accordance with its terms, and, as of October 1, 2026, only approximately 1,235,080 shares remained available for the grant of new awards under the 2018 Plan. In such event, the Board may consider whether to adopt alternative arrangements based on its assessment of the Company’s needs. Without stockholder approval of the 2026 Plan, the Company could be limited in its ability to offer a competitive equity compensation program to attract, retain and motivate the talented and qualified employees necessary for the continued growth and success of the Company, especially in an industry that increasingly relies on equity compensation as a key component of overall employee compensation.
Approval of the 2026 Plan by the Company’s stockholders is required, among other things, in order to comply with stock exchange rules requiring stockholder approval of equity compensation plans and to allow the grant of incentive stock options under the 2026 Plan. If the 2026 Plan is approved by the Company’s stockholders, the 2026 Plan will become effective on the date of the Annual Meeting and the Company will register the necessary shares of its common stock on a Registration Statement on Form S-8.
A total of 44,764,472 shares will be reserved for issuance under the 2026 Plan. As of October 1, 2026, the closing price on Nasdaq per share of the Company common stock was $1.49. Based upon a price per share of $1.49, the maximum aggregate market value that could potentially be issued under the 2026 Plan upon its effectiveness is $66,699,063. The Board approved the 2026 Plan on October [•], 2026, subject to the approval by the Company’s stockholders. If the 2026 Plan is not approved by the Company’s stockholders, the 2026 Plan will not become effective and no stock awards will be granted thereunder, and the Company 2018 Plan will remain in full force and effect and available for the grant of stock awards thereunder (subject to the terms of the plan).
The following is a summary of the material features of the 2026 Plan. This summary is qualified in its entirety by the full text of the 2026 Plan, a copy of which is included as Annex B to this proxy statement.
Summary of the Material Provisions of the Lisata Therapeutics, Inc. 2026 Equity Incentive Plan
The 2026 Plan is intended to allow the Company to make equity and equity-based incentive awards to officers, employees, non-employee directors and consultants. The Company anticipates that providing such persons with a direct stake in the Company will assure a closer alignment of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The maximum aggregate number of shares that may be issued under the 2026 Plan is 44,764,472 shares, or the Initial Limit. The 2026 Plan provides that the number of shares reserved and available for issuance under the 2026 Plan will automatically increase each January 1, beginning on January 1, 2027, by 5% of the number of

Outstanding Shares (as defined below) on the immediately preceding December 31, or such lesser amount as determined by the plan administrator, or the Annual Increase. For this purpose, “Outstanding Shares” means, as of a specified date, the sum of (a) the number of shares of the Company’s common stock issued and outstanding, (b) the number of shares of common stock issuable upon the exercise of any outstanding pre-funded warrants to acquire shares of common stock for a nominal exercise price and (c) the number of shares of common stock underlying the Company’s outstanding preferred stock (determined on an as-converted basis without regard to any limitations on such conversion). This limit is subject to adjustment in the event of a reorganization, recapitalization, reclassification, stock split, stock dividend, extraordinary cash dividend, reverse stock split or other similar change in the Company’s capitalization. The maximum aggregate number of shares that may be issued upon exercise of incentive stock options under the 2026 Plan shall not exceed the Initial Limit cumulatively increased on January 1, 2027 and on each January 1 thereafter by the lesser of the Annual Increase or 44,764,472 shares. Shares underlying any awards under the 2026 Plan and the shares underlying awards under the Prior Plans that are forfeited, canceled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of stock or otherwise terminated (other than by exercise) shall be added back to the shares available for issuance under the 2026 Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares that may be issued as incentive stock options. Awards that may be settled solely in cash will not be counted against the shares available for issuance under the 2026 Plan and will not reduce the shares authorized for grant to a grantee in any calendar year.
The 2026 Plan contains a limitation whereby the value of all awards under the 2026 Plan and all other cash compensation paid to any non-employee director for services as a non-employee director may not exceed $750,000 in any calendar year; provided, however, that such amount will be $1,000,000 for the first calendar year a non-employee director is initially appointed to the Board.
The 2026 Plan will be administered by the Board, the compensation committee of the Board or such other similar committee pursuant to the terms of the 2026 Plan. The plan administrator, which initially will be the compensation committee of the Board, will have full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2026 Plan. The plan administrator may delegate to a subcommittee consisting of one or more members of the Board or a committee consisting of one or more officers of the Company, including the Chief Executive Officer, the authority to grant stock options and other awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not members of the delegated committee, subject to certain limitations and guidelines. Persons eligible to participate in the 2026 Plan will be officers, employees, non-employee directors and consultants of the Company as selected from time to time by the plan administrator in its discretion.
As of October 1, 2026, the Company had a total of approximately 43 employees (including 4 executive officers), 6 non-employee directors and 28 consultants who would be eligible to be granted awards under the 2026 Plan.
The 2026 Plan permits the granting of both options to purchase shares intended to qualify as incentive stock options under Section 422 of the Code and options that do not so qualify. Options granted under the 2026 Plan will be non-qualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive awards under the 2026 Plan. The option exercise price of each option will be determined by the plan administrator but generally may not be less than 100% of the fair market value of the Company’s share on the date of grant or, in the case of an incentive stock option granted to a 10% stockholder, 110% of such share’s fair market value. The term of each option will be fixed by the plan administrator and may not exceed ten years from the date of grant or, in the case of an incentive stock option granted to a ten percent stockholder, five years from the date of grant. The plan administrator will determine at what time or times each option will vest and may be exercised, including the ability to accelerate the vesting of such options.
Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the plan administrator or by delivery (or attestation to the ownership) of shares that are not then subject to restrictions under any Company plan. Subject to applicable law, the exercise price may also be delivered by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the plan administrator may permit non-qualified options to be exercised using a “net exercise” arrangement that reduces the number of shares issued to the optionee by the largest whole number of shares with a fair market value that does not exceed the aggregate exercise price.
The plan administrator may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to shares or cash, equal to the value of the appreciation in the Company’s stock price over the exercise price. The exercise price generally may not be less than 100% of the fair market value of the Company’s share on the date of grant. The term of each stock appreciation right will be fixed by the plan administrator and may not exceed ten years from the date of grant. The plan administrator will determine at what time or times each stock appreciation right will vest and may be exercised, including the ability to accelerate the vesting of such stock appreciation right.
The plan administrator may award restricted shares and restricted stock units to participants subject to such conditions and restrictions as it may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. The plan administrator may also grant shares that are free from any restrictions under the 2026 Plan. Unrestricted stock may be granted to participants in recognition of past services or for other valid consideration and may be issued in lieu of cash compensation due to such participant. The plan administrator may grant dividend equivalent rights to participants that entitle the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares.
The plan administrator may grant cash-based awards under the 2026 Plan to participants.
The 2026 Plan requires the plan administrator to make appropriate adjustments to the number of shares of common stock that are subject to the 2026 Plan, to certain limits in the 2026 Plan, and to any outstanding awards to reflect reorganization, recapitalization, reclassification, stock dividends, stock splits, extraordinary cash dividends, reverse stock split and similar events.
The 2026 Plan provides that upon the effectiveness of a “sale event,” as defined in the 2026 Plan, an acquirer or successor entity may assume, continue or substitute for the outstanding awards under the 2026 Plan. To the extent that awards granted under the 2026 Plan are not assumed or continued or substituted by the successor entity, all awards granted under the 2026 Plan shall terminate and in such case, except as may be otherwise provided in the relevant award agreement, all awards with time-based vesting, conditions or restrictions shall become fully vested and exercisable or nonforfeitable as of the effective time of the sale event, and all awards with conditions and restrictions relating to the attainment of performance goals may become vested and exercisable or nonforfeitable in connection with a sale event in the plan administrator’s discretion or to the extent specified in the relevant award agreement. In the event of such termination, individuals holding options and stock appreciation rights will, for each such award, either (a) receive a payment in cash or in kind for each share subject to such award that is exercisable in an amount equal to the per share cash consideration payable to stockholders in the sale event less the applicable per share exercise price (provided that, in the case of an option or stock appreciation right with an exercise price equal to or greater than the per share cash consideration payable to stockholders in the sale event, such option or stock appreciation right shall be cancelled for no consideration) or (b) be permitted to exercise such options and stock appreciation rights (to the extent exercisable) within a specified period of time prior to the sale event. The plan administrator shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other awards in an amount equal to the per share cash consideration payable to stockholders in the sale event multiplied by the number of vested shares under such awards.
Participants in the 2026 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The plan administrator may cause any tax withholding obligation of the Company to be satisfied, in whole or in part, by the Company withholding from shares to be issued pursuant to an award a number of shares with an aggregate fair market value that would satisfy the withholding amount due. The plan administrator may also require any tax withholding obligation of the Company to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.
The 2026 Plan generally does not allow for the transfer or assignment of awards, other than by will or by the laws of descent and distribution or pursuant to a domestic relations order; however, the plan administrator may permit the transfer of non-qualified stock options by gift to an immediate family member, to trusts for the benefit of family members, or to partnerships in which such family members are the only partners. All awards will be subject to any Company clawback policy as set forth in such clawback policy or the applicable award agreement.
The plan administrator may amend or discontinue the 2026 Plan and the plan administrator may amend or cancel outstanding awards for purposes of satisfying changes in law or any other lawful purpose, but no such action may materially and adversely affect rights under an award without the holder’s consent. The plan administrator may reduce the exercise price of outstanding options or stock appreciation rights, effect the repricing of such awards through cancellation and re-grants or cancel such awards in exchange for cash or other awards, in each case without prior stockholder approval. Certain amendments to the 2026 Plan require the approval of the Company’s stockholders.
No awards may be granted under the 2026 Plan after the date that is ten years from the date the 2026 Plan is approved by the Company’s stockholders. Awards of incentive stock options may not be granted under the 2026 Plan after the tenth anniversary of the date the 2026 Plan is approved by the Board. No awards under the 2026 Plan have been made prior to the date hereof.
Form S-8
Following stockholder approval of the 2026 Plan, the Company will file with the SEC a registration statement on Form S-8 covering the shares issuable under the 2026 Plan.
Certain U.S. Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the 2026 Plan. It does not describe all federal tax consequences under the 2026 Plan, nor does it describe state or local tax consequences.
Incentive Stock Options. No taxable income is generally recognized by the optionee upon the grant or exercise of an incentive stock option. If shares issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then generally (i) upon sale of such shares, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes; provided that such incentive stock option otherwise meets all of the technical requirements of an incentive stock option. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.
If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares.
If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
Non-Qualified Options. No income is generally recognized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is recognized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise, and the Company will receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares. Upon exercise, the optionee will also be subject to social security taxes on the excess of the fair market value over the exercise price of the option.

All Other Awards. For all other awards under the 2026 Plan, the Company generally will be entitled to a tax deduction in connection with other awards under the 2026 Plan in an amount equal to the ordinary income recognized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for deferred settlement.
Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million.
The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause all or a portion of the payments with respect to such accelerated awards to be treated as “excess parachute payments” as defined in Section 280G of the Code. Any such excess parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Application of Section 409A of the Code
Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving nonqualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, “nonqualified deferred compensation” includes equity-based incentive programs, including some stock options, stock appreciation rights and restricted stock units. Generally speaking, Section 409A does not apply to incentive stock options, non-discounted non-qualified stock options and stock appreciation rights if no deferral is provided beyond exercise, or restricted stock.
The awards made pursuant to the 2026 Plan are expected to be designed in a manner intended to comply with the requirements of Section 409A of the Code such that no adverse tax consequences under Section 409A apply to the extent the awards granted under the 2026 Plan are not exempt from coverage. However, if the 2026 Plan fails to comply with Section 409A in operation, a participant could be subject to the additional taxes and interest.
State, local and foreign tax consequences may in some cases differ from the U.S. federal income tax consequences described above. The aforementioned summary of the U.S. federal income tax consequences in respect of the 2026 Plan is for general information only.
Interested parties should consult their own advisors as to specific tax consequences of their awards. The 2026 Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Code.
New Plan Benefits
No awards have been previously granted under the 2026 Plan and no awards have been granted that are contingent on stockholder approval of the 2026 Plan. The awards that are to be granted to any participant or group of participants are indeterminable at the date of this proxy statement because participation and the types of awards that may be granted under the 2026 Plan are subject to the discretion of the plan administrator.
Consequently, no new plan benefits table is included in this proxy statement.

Equity Compensation Plan Information
The following table provides information as of December 31, 2025 with respect to the shares of our common stock that may be issued under our existing equity compensation plans, including our 2018 Equity Incentive Compensation Plan (the “2018 Plan”), our 2015 Equity Compensation Plan (the “2015 Plan”), our 2009 Stock Option and Incentive Plan (the “2009 Plan”), and our amended 2017 Employee Stock Purchase Plan (the “Amended 2017 ESPP”).

Plan Category	Number of securities to be issued upon exercise of outstanding options (#) (a)(1)	Weighted- average exercise price of outstanding options and rights ($) (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (#) (c)
Equity compensation plans approved by security holders(2)	1,502,881	6.17	478,010(3)
Equity compensation plans not approved by security holders	0	—	0
Total	1,502,881		478,010

(1)
Includes stock options only; does not include purchase rights accruing under the Amended 2017 ESPP Plan because the purchase price (and therefore the number of shares to be purchased) will not be determined until the end of the purchase period.

(2)	Consists of the 2018 Plan, the 2015 Plan, the 2009 Plan, and the Amended 2017 ESPP.
(3)	Includes shares available for future issuance under the 2018 Plan and the Amended 2017 ESPP.
Vote Required; Recommendation of the Board
The affirmative vote of a majority of the votes cast by holders of shares present at the meeting (by virtual attendance) or by represented by proxy and voting on the matter at the Annual Meeting is required to approve Proposal No. 5. Abstentions and broker non-votes will have no effect on the outcome of this proposal. It is anticipated that Proposal No. 5 will be a non-discretionary proposal considered non-routine under the rules of the NYSE, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and thus may result in broker non-votes.
THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 5.

PROPOSAL NO. 6

APPROVAL OF THE 2026 ESPP
Overview
As discussed in this proxy statement, the Company is asking its stockholders to consider and vote upon a proposal to approve the Lisata Therapeutics, Inc. 2026 Employee Stock Purchase Plan, or the 2026 ESPP, a copy of which is attached to this proxy statement as Annex C or the 2026 ESPP Proposal.
If the 2026 ESPP becomes effective, then no additional awards will be granted under the Lisata Therapeutics, Inc. 2017 Employee Stock Purchase Plan, or the 2017 ESPP. If the 2026 ESPP does not become effective, the 2017 ESPP will remain in full force and effect and available for the grant of awards thereunder.
Reasons to Approve the 2026 ESPP
The purpose of the 2026 ESPP is to provide employees of the Company with an opportunity to acquire shares, which will enable the Company to attract, retain and motivate valued employees. Approval of the 2026 ESPP by the Company’s stockholders is required, among other things, in order to comply with stock exchange rules requiring stockholder approval of equity compensation plans. A component of the 2026 ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. If the 2026 ESPP is approved by the Company’s stockholders, the 2026 ESPP will become effective on the date of the Annual Meeting and the Company will register the necessary shares of its common stock on a Registration Statement on Form S-8.
A total of 3,730,372 shares will be reserved for issuance under the 2026 ESPP. As of October 1, 2026, the closing price on Nasdaq per share of the Company common stock was $1.49. Based upon a price per share of $1.49, the maximum aggregate market value that could potentially be issued under the 2026 ESPP upon its effectiveness is $5,558,254. The Board approved the 2026 ESPP in October [•], 2026, subject to approval by the Company’s stockholders.
The following is a summary of the material features of the 2026 ESPP. This summary is qualified in its entirety by the full text of the 2026 ESPP, a copy of which is included as Annex C to this proxy statement.
Summary of the Material Provisions of the 2026 ESPP
An aggregate of 3,730,372 shares, or the Initial Reserve, will be reserved and available for issuance under the 2026 ESPP. The 2026 ESPP provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2027 and ending on January 1, 2036, by the lesser of a number of shares equal to the Initial Reserve, 1% of the outstanding number of shares on the immediately preceding December 31, or such lesser amount as determined by the plan administrator. If the Company’s capital structure changes because of a stock dividend, stock split or similar event, the number of shares that can be issued under the 2026 ESPP and any other share limitations under the 2026 ESPP will be equitably or proportionately adjusted to give proper effect to such event.
The 2026 ESPP will be administered by the person or persons appointed by the Board. The compensation committee of the Board will administer the plan and will have full authority to make, administer and interpret such rules and regulations regarding the 2026 ESPP as it deems advisable.
Any employee of the Company or one of its subsidiaries or affiliates that has been designated to participate in the 2026 ESPP is eligible to participate in the 2026 ESPP. No person who owns or holds, or as a result of participation in the 2026 ESPP would own or hold, shares or options to purchase shares, that together equal to 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary is entitled to participate in the 2026 ESPP. No employee may exercise an option granted under the 2026 ESPP that permits the employee to purchase shares having a value of more than $25,000 (determined using the fair market value of the stock at the time such option is granted) in any calendar year.
Participation in the 2026 ESPP is limited to eligible employees who authorize payroll deductions equal to a whole percentage of base pay to the 2026 ESPP. Employees may authorize payroll deductions, with a minimum of 1% of base pay and a maximum of 15% of base pay.
As of October 1, 2026, the Company had a total of approximately 43 employees who would be eligible to participate in the 2026 ESPP. Once an employee becomes a participant in the 2026 ESPP, that employee will automatically participate in successive offering periods, as described below, until such time as that employee withdraws from the 2026 ESPP, becomes ineligible to participate in the 2026 ESPP, or his or her employment ceases.
The Company may make one or more offerings under the 2026 ESPP, consisting of one or more purchase periods, for employees to purchase shares under the 2026 ESPP, which is referred to as an “offering period.” The plan administrator may, in its discretion, determine when each offering shall occur, including the duration of any offering period; provided, that no offering period will exceed 27 months in duration. Shares are purchased on the last day of each purchase period or if such purchase period is the last purchase period of the offering period, the last day of such offering period, with that day being referred to as an “exercise date.” Unless otherwise determined by the plan administrator prior to an offering period, if an offering period has more than one purchase period and the fair market value of the Company’s common stock on any exercise date is lower than the fair market value on the first day of the offering period, participants will automatically be withdrawn from such offering period immediately after the exercise of their options on such exercise date and automatically re-enrolled in the immediately following offering period, and the preceding offering period will terminate. Unless otherwise determined by the plan administrator, participants will only be permitted to participate in one offering at a time.
On the first day of an offering period, employees participating in that offering period will be granted an option to purchase shares. On the exercise date of each purchase period, the employee is deemed to have exercised the option, at the exercise price, for the lowest of (i) a number of shares determined by dividing such employee’s accumulated payroll deductions on such exercise date by the exercise price; (ii) a number of shares determined by dividing $25,000 by the fair market value per share on the first day of the offering period; or (iii) such lesser number as established by the plan administrator in advance of the offering. The exercise price is equal to the lesser of (i) 85% of the fair market value per share on the first day of the offering period or (ii) 85% of the fair market value per share on the exercise date.
In general, if an employee is no longer a participant on an exercise date, the employee’s option will be automatically terminated, and the amount of the employee’s accumulated payroll deductions will be refunded.
Except as may be permitted by the plan administrator in advance of an offering, a participant may not increase or decrease the amount of his or her payroll deductions during any offering period but may increase or decrease his or her payroll deduction with respect to the next offering period by filing a new enrollment form by the deadline established by the plan administrator for such offering. A participant may withdraw from an offering by giving written notice no later than two weeks prior to the end of the offering (or such shorter or longer period as may be specified by the plan administrator in advance of the offering) without affecting his or her eligibility to participate in future offering periods. If a participant withdraws from an offering period, that participant may not again participate in the same offering period, but may enroll in subsequent offering periods. A participant’s withdrawal will be effective as soon as practicable following receipt of the participant’s notice of withdrawal, and the participant’s account balance under the 2026 ESPP will be promptly refunded.
In the case of and subject to the consummation of a “sale event,” the plan administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions under the 2026 ESPP or with respect to any right under the 2026 ESPP or to facilitate such transactions or events: (a) to provide for either (i) termination of any outstanding option in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such option had such option been currently exercisable or (ii) the replacement of such outstanding option with other options or property selected by the plan administrator in its sole discretion; (b) to provide that the outstanding options under the 2026 ESPP shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (c) to make adjustments in the number and type of shares (or other securities or property) subject to outstanding options under the 2026 ESPP and/or in the terms and conditions of outstanding options and options that may be granted in the future; (d) to provide that the offering with respect to which an option relates will be shortened by setting a new exercise date on which such offering will end; and (e) to provide that all outstanding options shall terminate without being exercised and all amounts in the accounts of participants shall be promptly refunded.
The Board may, in its discretion, at any time, terminate or amend the 2026 ESPP.

Form S-8
Following the stockholder approval of the 2026 ESPP by the Company’s stockholders, the Company will file with the SEC a registration statement on Form S-8 covering the shares issuable under the 2026 ESPP.
Certain U.S. Federal Income Tax Consequences
The following is only a summary of the effect of the U.S. income tax laws and regulations upon an employee and the Company with respect to an employee’s participation in the 2026 ESPP. This summary does not purport to be a complete description of all federal tax implications of participation in the 2026 ESPP, nor does it discuss the income tax laws of any municipality, state or foreign country in which a participant may reside or otherwise be subject to tax.
A participant in the 2026 ESPP generally recognizes no taxable income either as a result of participation in the 2026 ESPP or upon exercise of an option to purchase shares under the terms of the 2026 ESPP.
If a participant disposes of shares purchased upon exercise of an option granted under the 2026 ESPP within two years from the first day of the applicable offering period or within one year from the exercise date, which is referred to as a “disqualifying disposition,” the participant will generally recognize ordinary income in the year of that disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will generally be long-term if the participant’s holding period is more than 12 months, or short-term if the participant’s holding period is 12 months or less.
If the participant disposes of shares purchased upon exercise of an option granted under the 2026 ESPP at least two years after the first day of the applicable offering period and at least one year after the exercise date, the participant will recognize ordinary income in the year of disposition equal to the lesser of (1) the excess of the fair market value of the shares at the time the option was granted over the amount paid and (2) the excess of the amount actually received for the shares over the amount paid. The amount of any ordinary income will be added to the participant’s basis in the shares, and any additional gain recognized upon the disposition after that basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the exercise price, there will be no ordinary income and any loss recognized will be a long-term capital loss.
The Company is generally entitled to a tax deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of that disposition. In all other cases, the Company is not allowed a deduction.
New Plan Benefits
Because participation in the 2026 ESPP is voluntary, the benefits or amounts that will be received by or allocated to any individual or group of individuals under the 2026 ESPP in the future are not determinable and no awards have been granted that are contingent on stockholder approval of the 2026 ESPP.
Vote Required; Recommendation of the Board
The affirmative vote of a majority of the votes cast by holders of shares present at the meeting (by virtual attendance) or by represented by proxy and voting on the matter at the Annual Meeting is required to approve Proposal No. 6. Abstentions and broker non-votes will have no effect on the outcome of this proposal. It is anticipated that Proposal No. 6 will be a non-discretionary proposal considered non-routine under the rules of the NYSE, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and thus may result in broker non-votes.
THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 6.

PROPOSAL NO. 7: THE NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION
Background of the Proposal
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory (non-binding) basis, the compensation of our Chief Executive Officer and our other Named Executive Officers (as defined below) as disclosed in this proxy statement in accordance with the SEC rules.
Executive Compensation.
We believe that our executive compensation programs, which are reviewed and approved by the Compensation Committee and reviewed by Radford, our compensation consultants, are designed to retain and incentivize the talented executives whose efforts are key to our long-term success. Stockholders are encouraged to review carefully the “Executive Compensation” section of this proxy statement for additional details about the Company’s executive compensation, including information about the fiscal year 2025 compensation of our Named Executive Officers.
We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers as described in this proxy statement. Accordingly, we are asking our stockholders to cast a non-binding advisory vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the compensation of Lisata’s Named Executive Officers, as disclosed in Lisata’s proxy statement for the 2026 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, is hereby APPROVED.”
Vote Required; Recommendation of the Board
The affirmative vote from holders of a majority of the shares present virtually or represented by proxy at the Annual Meeting is required to approve Proposal No. 7. Abstentions will be counted and will have the same effect as “Against” votes. Broker non-votes, if any, will have no effect and will not be counted toward the vote total for such proposals. It is anticipated that Proposal No. 7 will be a non-discretionary proposal considered non-routine under the rules of the NYSE, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and thus may result in broker non-votes.
The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. Nevertheless, the Board and our Compensation Committee value the opinions of our stockholders, whether expressed through this vote or otherwise, and, accordingly, the Board and Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 7.

PROPOSAL NO. 8

APPROVAL OF ADJOURNMENT OR POSTPONEMENT OF THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO SOLICIT VOTES FOR PROPOSALS NOS. 3, 4, 5 AND/OR 6 IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE ANY OF PROPOSALS NOS. 3, 4, 5 AND/OR 6 OR IF THE NASDAQ INITIAL LISTING APPLICATION HAS NOT YET BEEN APPROVED
If at the Annual Meeting the number of votes represented by shares of our common stock present or represented and voting in favor of any of Proposals Nos. 3, 4, 5 and/or 6 is insufficient to approve the applicable Proposal or if Nasdaq has not approved the Nasdaq Listing Application as of immediately prior to the Annual Meeting, our management may move to adjourn, postpone or continue the Annual Meeting in order to enable our Board to continue to solicit additional proxies in favor of any of Proposals Nos. 3, 4, 5 and/or 6.
In this Proposal, we are asking our stockholders to authorize the holder of any proxy solicited to vote in favor of adjourning, postponing or continuing the Annual Meeting and any later adjournments. If our stockholders approve the adjournment, postponement or continuation proposal, we could adjourn, postpone or continue the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of any of Proposals Nos. 3, 4, 5 and/or 6, including the solicitation of proxies from stockholders that have previously voted against the Proposals.
Any adjournment may be with respect to one or more proposals, but not necessarily all proposals, to be voted or acted upon at the Annual Meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of a vote or other action taken at the Annual Meeting prior to adjournment. If stockholder approval for this Proposal is not obtained, then the Annual Meeting will not be adjourned, postponed or continued.
We are required to use our reasonable best efforts to secure the approvals sought in Proposals Nos. 3, 4, 5 and 6 as soon as practicable following the date of the Annual Meeting if any of them are not approved at the Annual Meeting. We will be required to hold an annual meeting or a special meeting at least every six months to solicit and take a vote on the approvals sought in Proposals No. 3, 4, 5 and/or 6, as applicable, until such approvals are obtained.
If it is necessary to adjourn the Annual Meeting with respect to one or more proposals, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the Annual Meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.
Vote Required; Recommendation of the Board
The affirmative vote from holders of a majority of the shares present virtually or represented by proxy at the Annual Meeting is required to approve Proposal No. 8. Abstentions will be counted and will have the same effect as “Against” votes. Broker non-votes, if any, will have no effect and will not be counted toward the vote total for such proposals. It is anticipated that Proposal No. 8 will be a non-discretionary proposal considered non-routine under the rules of the NYSE, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and thus may result in broker non-votes.
THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 8.

EXECUTIVE OFFICERS
The following table sets forth certain information about the executive officers of our Company. There are no family relationships among any of our directors and executive officers. For biographical information regarding our executive officers, see the discussion under “Biographical Information — Executive Officers,” below.

Name	Age	Position
David J. Mazzo, Ph.D.	69	Chief Executive Officer
Josh Lehrer, M.D., M.Phil., FACC	53	President and Chief Operating Officer
James Nisco	56	Senior Vice President Finance and Treasury and Chief Accounting Officer
Tariq Imam	44	Senior Vice President, Business Development and Operations and General Counsel

Biographical Information - Executive Officers
David J. Mazzo, Ph.D.
See the discussion under “Biographical Information - Directors” above.
Josh Lehrer, M.D., M.Phil., FACC
In accordance with the Merger Agreement, on September 17, 2026, Dr. Lehrer was appointed as the President and Chief Operating Officer of the Company. Prior to the Acquisition, Dr. Lehrer served as the Chief Executive Officer of Marea since October 2023. Previously, Dr. Lehrer served as president and chief executive officer and as a member of the board of directors of Graphite Bio, Inc. (formerly Nasdaq: GRPH; subsequently merged with LENZ Therapeutics, Inc.), a publicly traded clinical-stage biotechnology company, from April 2020 until September 2023. From October 2013 to April 2020, Dr. Lehrer held various leadership roles at Global Blood Therapeutics, Inc. (formerly Nasdaq: GBT; acquired by Pfizer Inc.), including Chief Medical Officer where he oversaw the development and approval of Oxbryta® (voxelotor) for the treatment of sickle cell disease. From September 2009 to October 2013, Dr. Lehrer served in leadership roles at Genentech, Inc. in clinical development and business development. Dr. Lehrer has also held attending physician roles at Stanford University Medical Center and the Palo Alto Veteran’s Affairs Health System. Dr. Lehrer has served on the board of directors of Fulcrum Therapeutics, Inc. (Nasdaq: FULC) since April 2026. He holds an A.B. in Biochemical Sciences from Harvard University and a Master of Philosophy in Biological Sciences from the University of Cambridge. Dr. Lehrer earned his Doctor of Medicine at the University of California, San Francisco (UCSF), School of Medicine and completed his residency at UCSF in Internal Medicine. Dr. Lehrer served as a Clinical and Postdoctoral Fellow in cardiovascular medicine at Stanford University and attended the Institute for Entrepreneurship at the Stanford Graduate School of Business.
James Nisco
Mr. Nisco was appointed as our Senior Vice President, Finance and Treasury and Chief Accounting Officer on April 15, 2024. From August 2020 through April 2024, Mr. Nisco served as our Vice President of Finance & Treasury, and from February 2012 to August 2020, Mr. Nisco served as our Senior Director of Treasury, Financial Planning and Analysis. Mr. Nisco oversees all finance activities for the Company and is responsible for SEC reporting, financial reporting and accounting, treasury operations and financial planning and analysis.
With over 30 years of experience in corporate finance, Mr. Nisco has held various senior finance positions prior to Lisata, including at OSI Pharmaceuticals, Inc. (acquired by Astellas) and Ciba Corporation (acquired by The BASF Group). Mr. Nisco began his career at Ciba-Geigy (now Novartis Pharmaceuticals).
Mr. Nisco holds an MBA in Financial Management from Pace University and a Bachelor of Science in Business Economics from the State University of New York, College at Oneonta.
Tariq Imam
Mr. Imam was appointed as our Senior Vice President, Business Development and Operations and General Counsel in February 2025 and has served as Head of Business Development of the Company since May 2016. As of April 2023, Mr. Imam had also served as Corporate Counsel of the Company. Mr. Imam also assumed the role as the Company’s Head of Human Resources in April 2025. Before joining Lisata, Mr. Imam led and supported business and corporate development functions at various clinical and commercial stage pharmaceutical companies, including, Mist Pharmaceuticals, Leonard-Meron Biosciences (acquired by Citius Pharmaceuticals (NASDAQ: CTXR)), Akrimax Pharmaceuticals and Rouses Point Pharmaceuticals. Prior to that, Mr. Imam held positions of increasing responsibility at Humana (NYSE: HUM) within the corporate integration/M&A group. Mr. Imam also worked in the corporate finance and strategy division of Orion Health (ASX: OHE).
Mr. Imam’s legal career began in the areas of mergers and acquisitions, securities offerings, and other transactional work. Mr. Imam then went on to represent clients in civil matters such as contract, property, and family disputes, followed by practice in the areas of corporate restructuring, divestitures, and insolvency within the life sciences sector at an international law firm. Throughout his career, Mr. Imam has and continues to counsel individuals, small businesses, not-for-profit organizations, and emerging companies, through private advisement.
Mr. Imam holds an A.B. in Politics from Princeton University, a J.D. from the New York University School of Law and an MBA in Finance from the New York University Stern School of Business.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our common stock as of October 1, 2026 for:
•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;
•	each of our named executive officers;
•	each of our directors; and
•	all of our executive officers and directors as a group.
The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Under these rules, beneficial ownership includes any shares of common stock over which the person has sole or shared voting power or investment power as well as any shares that the person has the right to acquire within 60 days after October 1, 2026 through the exercise of any stock option, warrant or other rights.
The percentage of shares beneficially owned is based on 10,804,066 shares of our common stock outstanding as of October 1, 2026. Shares of our common stock that a person has the right to acquire within 60 days of October 1, 2026 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Except as otherwise noted below, the address for each beneficial owner listed is c/o Lisata Therapeutics, Inc., P.O. Box 173, Liberty Corner, New Jersey 07938.

Name of Beneficial Owner	Total Shares of Common Stock Beneficially Owned (#)	Percentage
5%+ Stockholders:
Erkki Ruoslahti, M.D., Ph.D	1,267,798(1)	11.6%

Directors and Named Executive Officers:
David J. Mazzo, Ph.D., President and Chief Executive Officer	449,092(2)	4.1%
Kristen K. Buck, M.D., Former Executive Vice President of Research & Development and Chief Medical Officer	162,739(3)	1.5%
James Nisco, Senior Vice President, Finance and Treasury and Chief Accounting Officer	46,041(4)	*
Tariq Imam, Senior Vice President, Business Development and Operations and General Counsel	49,018(5)	*
Gregory B. Brown, M.D., Chairman of the Board	65,662(6)	*
Cynthia L. Flowers, M.B.A., Director	64,990(7)	*
Steven M. Klosk, J.D., Director	65,542(8)	*
Heidi Henson, Director	87,297(9)	*
Mohammad Azab, M.D., M.B.A., Director	74,469(10)	*
Ted Love	19,260(11)
All directors and executive officers as a group (ten individuals)	949,179(12)(13)	8.4%

*	Beneficial ownership is less than 1%
(1)
Based solely on information known to the Company, Dr. Ruoslahti has not filed any statements of beneficial ownership with the SEC. Includes options to purchase up to 164,798 shares of our common stock which are exercisable within 60 days of October 1, 2026. Dr. Ruoslahti’s address is 3132 Don Rolando, Escondido CA 92025.

(2)	Includes options to purchase up to 128,582 shares of our common stock which are exercisable within 60 days of October 1, 2026.
(3)	Includes options to purchase up to 107,277 shares of our common stock which are exercisable within 60 days of October 1, 2026.
(4)	Includes options to purchase up to 13,730 shares of our common stock which are exercisable within 60 days of October 1, 2026.
(5)	Includes options to purchase up to 12,940 shares of our common stock which are exercisable within 60 days of October 1, 2026.

(6)
Includes 64,927 fully vested restricted stock units that may be settled by issuing shares of common stock within 60 days of October 1, 2026 and options to purchase up to 459 shares of our common stock which are exercisable within 60 days of October 1, 2026.

(7)	Includes 64,990 fully vested restricted stock units that may be settled by issuing shares of common stock within 60 days of October 1, 2026.
(8)
Includes 64,927 fully vested restricted stock units that may be settled by issuing shares of common stock within 60 days of October 1, 2026 and options to purchase up to 183 shares of our common stock which are exercisable within 60 days of October 1, 2026.

(9)
Includes 55,269 fully vested restricted stock units that may be settled by issuing shares of common stock within 60 days of October 1, 2026 and options to purchase up to 32,028 shares of our common stock which are exercisable within 60 days of October 1, 2026.

(10)	Includes 74,469 fully vested restricted stock units that may be settled by issuing shares of common stock within 60 days of October 1, 2026.
(11)
Includes 19,260 shares of our common stock held by Dr. Love. Dr. Love also holds 2,270.316 shares of Series C Preferred Stock. The foregoing shares of common stock and Series C Preferred Stock were issued in exchange for Dr. Love’s shares of Marea common stock in the Acquisition.

(12)
Includes 324,582 fully vested restricted stock units that may be settled by issuing shares of common stock within 60 days of October 1, 2026 and options to purchase up to 187,922 shares of our common stock which are exercisable within 60 days of October 1, 2026.

(13)
Includes the shares beneficially owned by Dr. Mazzo, Mr. Nisco, Mr. Imam and the directors listed above, together with 21,548 shares of common stock held by Josh Lehrer and 6,260 shares of common stock held by the Lehrer Family Irrevocable GST Exempt Trust U/A/D November 21, 2025 (the “Lehrer Trust”), a trust for the benefit of Dr. Lehrer's children. Dr. Lehrer also holds 2,540.002 shares of Series C Preferred Stock directly and 737.919 shares of Series C Preferred Stock indirectly through the Lehrer Trust. The foregoing shares of common stock and Series C Preferred Stock beneficially owned by Dr. Lehrer were issued in exchange for Dr. Lehrer’s shares of Marea common stock in the Acquisition.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Directors and officers and holders of 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on a review of our records and representations made by our directors and officers and certain of our more than 10% stockholders regarding their filing obligations, we believe that during the year ended December 31, 2025, our directors, executive officers and more than 10% stockholders complied with all applicable Section 16(a) filing requirements except that we believe that Erkki Ruoslahti has not filed any Section 16(a) forms.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth the total compensation paid or accrued during the last two fiscal years with respect to (i) our Chief Executive Officer, (ii) our two other most highly compensated executive officers, who each earned more than $100,000 during the fiscal year ended December 31, 2025, and were serving as executive officers as of such date (our “Named Executive Officers”).

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(1)	All Other Compensation	Total Compensation
David J. Mazzo, Chief Executive Officer	2025	$711,729	$—	$307,800	$104,080	$23,750(2)	$1,147,359
	2024	$702,969	$387,876	$468,160(3)	$101,920	$30,250(4)	$1,691,174
Kristen K. Buck, M.D., Former Executive Vice President R&D and Chief Medical Officer	2025	$599,342	$—	$95,000	$33,826	$8,250(5)	$736,418
	2024	$597,421	$299,671	$129,360(6)	$30,359	$8,250(7)	$1,065,061
James Nisco, Senior Vice President, Finance and Treasury and Chief Accounting Officer	2025	$350,000	$—	$57,000	$18,214	$8,250(8)	$433,464
	2024	$341,938	$122,500	$34,804(9)	$8,674	$8,250(10)	$516,166

(1)
Amounts shown under “Stock Awards” and “Option Awards” represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, in accordance with SEC rules. See Note 9 to the Notes to the Consolidated Financial Statements in our 2025 Form 10-K, for a discussion of assumptions made in such valuations. All stock awards, option awards and other shares discussed in this table were issued under the 2018 Plan, with a per share price generally equal to the fair market value of a share of our common stock on the date of grant.

(2)	Consisted of (i) a car allowance of $5,500, (ii) $8,250 of Company 401(k) match, and (iii) a life and disability insurance allowance of $10,000.
(3)
Includes the grant of 58,000 performance stock units with a grant date fair value of $178,640, which is also the maximum potential value at the time of the grant. The performance criteria for the performance stock units were met in 2024.

(4)	Consisted of (i) a car allowance of $12,000, (ii) $8,250 of Company 401(k) match, and (iii) a life and disability insurance allowance of $10,000.
(5)	Consisted of $8,250 Company 401(k) match.
(6)
Includes the grant of 15,000 performance stock units with a grant date fair value of $46,200, which is also the maximum potential value at the time of the grant. The performance criteria for the performance stock units were met in 2024.

(7)	Consisted of $8,250 Company 401(k) match.
(8)	Consisted of $8,250 Company 401(k) match.
(9)
Includes the grant of 3,300 performance stock units with a grant date fair value of $10,164, which is also the maximum potential value at the time of the grant. The performance criteria for the performance stock units were met in 2024.

(10)	Consisted of $8,250 Company 401(k) match.
Employment Agreements and Other Arrangements with Executive Officers
This section contains a description of the employment agreements and certain other arrangements that Lisata has or had during the years ended December 31, 2025 and December 31, 2024, with the Named Executive Officers listed in the Summary Compensation Table. All descriptions are qualified in their entirety by reference to such agreements. The descriptions to follow provide further information about the compensation that is shown in the Summary Compensation Table for the respective officers. They also provide information about payments that could be received by these officers under certain circumstances at such time as their employment with Lisata ends, for example, certain severance arrangements.
David J. Mazzo, Ph.D. - President and Chief Executive Officer
In connection with his appointment as the Company’s President and Chief Executive Officer, Dr. Mazzo and the Company entered into an Amended and Restated Employment Agreement dated and effective as of March 19, 2021, (the “Mazzo Agreement”). Under the terms of the Mazzo Agreement, Dr. Mazzo will continue to perform his duties as the Company’s President and Chief Executive Officer at an annual base salary of $705,229, subject to review and increase by the Board and/or Compensation Committee. Dr. Mazzo received an annual base salary of $711,729 in 2025 and $702,969 in 2024. He is also eligible for an annual bonus (short-term incentive) with a target of 55% of his then-current base salary and a maximum of 100% of his then-current base salary, as determined by the Compensation Committee based on his performance for the respective year. Dr. Mazzo received an annual bonus of $387,876 in 2024. He did not receive a bonus in 2025. Subject to earlier termination in accordance with the terms of the Mazzo Agreement, the term of Dr. Mazzo’s employment is one year, which is automatically extended for successive one-year periods unless the Company provides Dr. Mazzo with written notice of termination at least 90 days’ prior to the end of the then-current term. The Agreement also provides Dr. Mazzo with the option to terminate his employment with the Company if: (i) the Company materially breaches its obligations under the Mazzo Agreement, (ii) the Company materially reduces Dr. Mazzo’s position, duties, responsibilities or authority or repeatedly assigns Dr. Mazzo duties that are materially inconsistent with those set forth in the Mazzo Agreement, in either case without Dr. Mazzo’s consent, (iii) the Company relocates Dr. Mazzo’s principal place of employment, without Dr. Mazzo’s consent, in a manner than lengthens his one-way commute distance by fifty (50) miles or more, and/or (iv) Dr. Mazzo provides the Company with thirty (30) days’ prior written notice.
The Mazzo Agreement provides Dr. Mazzo with certain benefits, including but not limited to: (i) twenty-nine (29) days paid time off, (ii) up to $10,000 annually for supplemental term life insurance coverage and supplemental long-term disability coverage, and (iii) a non-accountable annual expense allowance of $12,000.
Pursuant to the Mazzo Agreement, Dr. Mazzo is entitled to receive certain payments following his termination. If Dr. Mazzo resigns for Good Reason (as defined below) or is terminated by the Company without Cause (as defined below), then he will be entitled to receive (i) a lump sum payment equal to the sum of any earned but unpaid base salary, any earned and vested but unpaid bonus amounts, any accrued and unused paid time off, any unreimbursed business expenses or other amounts due, and any other payments or benefits to which Dr. Mazzo may then be entitled under the terms of any compensation arrangement with the Company (the “Mazzo Accrued Payments”); (ii) severance payments (the “Mazzo Salary Payments”) equal to Dr. Mazzo’s then-current base salary for a period of 15 months following termination (the “Mazzo Severance Period”); (iii) COBRA assistance for the duration of the Mazzo Severance Period, not including the portion of the monthly premium which Dr. Mazzo would otherwise have paid if he had not resigned or been terminated (the “Mazzo COBRA Payments”) and (iv) a bonus payment equal to 125% of 55% of Dr. Mazzo’s then-effective base salary, paid in equal installments for the duration of the Mazzo Severance Period (the “Mazzo Bonus Payment,” and together with the Mazzo Accrued Payments, the Mazzo Severance Payments and the Mazzo COBRA Payments, the “Mazzo Severance Payments”). Payment of the Mazzo Salary Payments, the Mazzo COBRA Payments and the Mazzo Bonus Payment will be made subject to execution of a release of claims by Dr. Mazzo. Additionally, if Dr. Mazzo resigns for Good Reason or is terminated without Cause and executes a release of claims, 25% of his outstanding unvested equity awards shall immediately fully vest and be exercisable for one year following termination or the remaining term of such awards, whichever period is shorter. Finally, if Dr. Mazzo resigns for Good Reason or is terminated without Cause during any period commencing on the effective date of a Change in Control (as defined below) and ending on the second anniversary of such effective date (a “Mazzo Change of Control Period”), subject to his execution of a release of claims, Dr. Mazzo will be entitled to receive the Mazzo Severance Payments with the following adjustments: (i) the Mazzo Severance Period will be extended from 15 months to 18 months, (ii) the Mazzo COBRA Payments shall be increased to cover the entire monthly premium for such coverage and (iii) the Mazzo Bonus Payment will equal 150% of Dr. Mazzo’s then-current target bonus. Further, if Dr. Mazzo resigns for Good Reason or is terminated without Cause during a Change of Mazzo Control Period, 100% of his outstanding unvested equity awards shall immediately fully vest and be exercisable for one year following termination or the remaining term of such awards, whichever period is shorter. If Dr. Mazzo resigns without Good Reason or is terminated for Cause, then he shall be entitled only to the Mazzo Accrued Payments. If Dr. Mazzo is terminated upon his death or disability, then he (or his estate, as applicable) shall be entitled to receive the Mazzo Accrued Payments and, subject to a release of claims, the Mazzo COBRA Payments.
On June 10, 2025, the Company entered into an amended and restated employment agreement with David J. Mazzo, Ph.D., the Company’s Chief Executive Officer (the “Mazzo Second Amended and Restated Employment Agreement”). The Mazzo Second Amended and Restated Employment Agreement supplements and amends the Amended and Restated Employment Agreement, dated and effective as of March 19, 2021, between Dr. Mazzo and the Company.
The Mazzo Second Amended and Restated Employment Agreement: (i) amended Dr. Mazzo’s base salary to $717,229 from $633,032 and removed the non-accountable expense allowance of $12,000 per year, (ii) clarified that a material reduction in Dr. Mazzo’s base salary is included in the definition of “Good Reason”, (iii) amended that in the event of Dr. Mazzo’s termination from the Company within two years following a Change in Control (as defined therein), any determination on (a) whether Dr. Mazzo’s termination constitutes a termination with or without Cause (as defined therein) or with or without Good Reason (as defined therein) and (b) Dr. Mazzo’s entitlement to the separation benefits and payments described therein, will be determined by the board of directors of the Company as constituted immediately prior to such Change in Control, which board may delegate its authority to a qualified independent third party, (iv) amended Dr. Mazzo’s COBRA benefit coverage after the date of termination to monthly reimbursement payments for the cost of Dr. Mazzo’s group health plan coverage, except in the event that such payment would incur tax penalties to the Company, violate applicable nondiscrimination requirements or in the event that the Company terminates the group health plan, in which case the Company will pay Dr. Mazzo a lump-sum cash payment equal to the aggregate cost of the remaining reimbursement payments less required withholdings, (v) amends the form of payment of Dr. Mazzo’s bonus payments in the event of a termination not in connection to a Change in Control to a lump-sum payment, (vi) amended the definition of “Change in Control” therein to include the approval by the shareholders of the Company of any plan of complete liquidation of the Company, provided that the Change in Control meets all of the requirements of a “change in control” within the meaning of Treasury Regulation §1.409A-3(i)(5), (vii) clarified that the base salary severance payments, to the extent that the payments are in the aggregate less than or equal to twice the compensation limit under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Code”), comply with the involuntary separation pay plan exception to Section 409A of the Code, and further clarified that Dr. Mazzo may receive such severance payments as a lump sum payment on the next payroll period following the date of his termination from employment; and (viii) clarified other technical terms for compliance with Section 409A of the Code.
On January 9, 2024, pursuant to the Mazzo Agreement, Dr. Mazzo was granted an option to purchase 47,000 shares of common stock at an exercise price of $3.08 per share and (ii) 94,000 restricted stock awards granted under the Issuer’s 2018 Equity Incentive Compensation Plan. In addition, on January 9, 2024, Dr. Mazzo was granted 58,000 performance-based stock units.
On January 9, 2025, pursuant to the Mazzo Agreement, Dr. Mazzo was granted an option to purchase 40,000 shares of common stock at an exercise price of $3.80 per share and (ii) 81,000 restricted stock awards granted under the Issuer’s 2018 Equity Incentive Compensation Plan.
Kristen K. Buck, M.D. - Executive Vice President R&D and Chief Medical Officer
In connection with her appointment as Executive Vice President, R&D and Chief Medical Officer, Dr. Buck and the Company entered into an Employment Agreement dated and effective as of July 26, 2021 (the “Buck Agreement”), setting forth the terms and conditions of Dr. Buck’s employment with the Company. Under the terms of the Buck Agreement, Dr. Buck is entitled to receive an annual base salary of $599,342, which is subject to adjustment based on the discretion of the Compensation Committee of the Lisata Board of Directors. Dr. Buck received an annual base salary of $599,342 in 2025 and $597,421 in 2024. The Buck Agreement had an initial term expiring on September 1, 2024, which has been and shall continue to be automatically extended for additional one-year periods unless Dr. Buck is provided written notice by the Company no later than ninety (90) days prior to the expiration of the initial term. In connection with her hire, Dr. Buck was granted options to purchase $1,000,000 of common stock and restricted stock awards with a value of $400,000, both of which vested in three equal annual installments starting on September 1, 2021, in addition to an annual bonus (short-term incentive) with a target of 50% of her then-current base salary as determined by the Compensation Committee based on her performance for the respective year. Dr. Buck received an annual bonus of $299,671 in 2024. She did not receive a bonus in 2025.
On January 9, 2024, pursuant to the Buck Agreement, Dr. Buck was granted an option to purchase 14,000 shares of common stock at an exercise price of $3.08 per share and (ii) 27,000 restricted stock awards granted under the Issuer’s 2018 Equity Incentive Compensation Plan. In addition, on January 9, 2024, Dr. Buck was granted 15,000 performance-based stock units.
On January 9, 2025, pursuant to the Buck Agreement, Dr. Buck was granted an option to purchase 13,000 shares of common stock at an exercise price of $3.80 per share and (ii) 25,000 restricted stock awards granted under the Issuer’s 2018 Equity Incentive Compensation Plan.
The Buck Agreement provides Dr. Buck with certain benefits, including but not limited to twenty-nine (29) days paid time off.
Pursuant to the Buck Agreement, Dr. Buck is entitled to receive certain payments following her termination. If Dr. Buck resigns for Good Reason (as defined below) or is terminated by the Company without Cause (as defined below), then she will be entitled to receive (i) a lump sum payment equal to the sum of any earned but unpaid base salary, any earned and vested but unpaid bonus amounts, any accrued and unused paid time off, any unreimbursed business expenses or other amounts due, and any other payments or benefits to which Dr. Buck may then be entitled under the terms of any compensation arrangement with the Company (the “Buck Accrued Payments”); (ii) severance payments (the “Buck Salary Payments”) equal to Dr. Buck’s then-current base salary for a period of 12 months following termination (the “Buck Severance Period”); (iii) COBRA assistance for the duration of the Buck Severance Period, not including the portion of the monthly premium which Dr. Buck would otherwise have paid if she had not resigned or been terminated (the “Buck COBRA Payments”) and (iv) a bonus payment equal to 50% of Dr. Buck’s then-effective base salary, paid in equal installments for the duration of the Buck Severance Period (the “Buck Bonus Payment,” and together with the Buck Accrued Payments, the Buck Severance Payments and the Buck COBRA Payments, the “Buck Severance Payments”). Payment of the Buck Salary Payments, the Buck COBRA Payments and the Buck Bonus Payment will be made subject to execution of a release of claims by Dr. Buck. Additionally, if Dr. Buck resigns for Good Reason or is terminated without Cause and executes a release of claims, the exercise period of her vested option awards shall be extended to one year following termination or the remaining term of such awards, whichever period is shorter. Finally, if Dr. Buck resigns for Good Reason or is terminated without Cause during any period commencing on the effective date of a Change in Control (as defined below) and ending on the first anniversary of such effective date (a “Buck Change of Control Period”), subject to her execution of a release of claims, Dr. Buck will be entitled to receive the Buck Severance Payments with the following adjustments: (i) the Buck Severance Period will be extended from 12 months to 15 months, (ii) the Buck COBRA Payments shall be increased to cover the entire monthly premium for such coverage and (iii) the Buck Bonus Payment will equal 125% of 50% of Dr. Buck’s then-current base salary. Further, if Dr. Buck resigns for Good Reason or is terminated without Cause during a Buck Change of Control Period, 100% of her outstanding unvested equity awards shall immediately fully vest and be exercisable for one year following termination or the remaining term of such awards, whichever period is shorter.
If Dr. Buck resigns without Good Reason or is terminated for Cause, then she shall be entitled only to the Buck Accrued Payments. If Dr. Buck is terminated upon her death or disability, then she (or her estate, as applicable) shall be entitled to receive the Buck Accrued Payments and, subject to a release of claims, the Buck COBRA Payments.
On June 10, 2025, the Company entered into an amended and restated employment agreement with Kristen K. Buck, M.D., the Company’s Vice President, R&D and Chief Medical Officer (the “Buck Amended and Restated Employment Agreement”). The Buck Amended and Restated Employment Agreement supplemented and amended the Employment Agreement, dated and effective as of July 26, 2021, between Dr. Buck and the Company.
The Buck Amended and Restated Employment Agreement: (i) amended Dr. Buck’s base salary to $599,342 from $550,000, (ii) clarified that a material reduction in Dr. Buck’s base salary is included in the definition of “Good Reason”, (iii) amended that in the event of Dr. Buck’s termination from the Company within two years following a Change in Control (as defined therein), any determination on (a) whether Dr. Buck’s termination constitutes a termination with or without Cause (as defined therein) or with or without Good Reason (as defined therein) and (b) Dr. Buck’s entitlement to the separation benefits and payments described therein, will be determined by the board of directors of the Company as constituted immediately prior to such Change in Control, which board may delegate its authority to a qualified independent third party, (iv) amended Dr. Buck’s COBRA benefit coverage after the date of termination to monthly reimbursement payments for the cost of Dr. Buck’s group health plan coverage, except in the event that such payment would incur tax penalties to the Company, violate applicable nondiscrimination requirements or in the event that the Company terminates the group health plan, in which case the Company will pay Dr. Buck a lump-sum cash payment equal to the aggregate cost of the remaining reimbursement payments less required withholdings, (v) amended Dr. Buck’s bonus payments in the event of a termination not in connection to a Change in Control such that the amount will not be pro-rated for the number of days Dr. Buck was employed in the year of termination of employment, (vi) amended the definition of “Change in Control” therein to include the approval by the shareholders of the Company of any plan of complete liquidation of the Company, provided that the Change in Control meets all of the requirements of a “change in control” within the meaning of Treasury Regulation §1.409A-3(i)(5), (vii) clarifies that the base salary severance payments, to the extent that the payments are in the aggregate less than or equal to twice the compensation limit under Section 401(a)(17) of the Code comply with the involuntary separation pay plan exception to Section 409A of the Code, and further clarified that Dr. Buck may receive such severance payments as a lump sum payment on the next payroll period following the date of her termination from employment; and (viii) clarified other technical terms for compliance with Section 409A of the Code.

James Nisco - Senior Vice President Finance and Treasury and Chief Accounting Officer
Mr. Nisco is entitled to receive an annual base salary of $350,000, which is subject to adjustment based on the discretion of the Compensation Committee of the Lisata Board of Directors. Mr. Nisco received an annual base salary of $350,000 in 2025 and $341,938 in 2024. In connection with his appointment to the position of Senior Vice President Finance and Treasury and Chief Accounting Officer, Mr. Nisco was granted an annual bonus (short-term incentive) with a target of 35% of his then-current base salary as determined by the Compensation Committee based on his performance for the respective year. Mr. Nisco is also entitled to receive stock awards annually. Mr. Nisco received an annual bonus of $122,500 in 2024. He did not receive a bonus in 2025.
On January 9, 2024, Mr. Nisco was granted an option to purchase 4,000 shares of common stock at an exercise price of $3.08 per share and (ii) 8,000 restricted stock awards granted under the Issuer’s 2018 Equity Incentive Compensation Plan. In addition, on January 9, 2024, Mr. Nisco was granted 3,300 performance-based stock units.
On January 9, 2025, Mr. Nisco was granted an option to purchase 7,000 shares of common stock at an exercise price of $3.80 per share and (ii) 15,000 restricted stock awards granted under the Issuer’s 2018 Equity Incentive Compensation Plan.
Mr. Nisco and the Company entered into a letter agreement dated and effective as of September 12, 2016, and further revised on March 25, 2022 (the “Nisco Severance Agreement”). Pursuant to the Nisco Severance Agreement, Mr. Nisco is entitled to receive certain payments following his termination. If Mr. Nisco terminates his employment for Good Reason (as defined below) during the period commencing on the effective date of a Nisco Change in Control (as defined below) and ending on the second anniversary of the effective date of a Nisco Change in Control, or the Company terminates Mr. Nisco’s employment without Cause (as defined below) (other than by reason of his death or disability), the Company will (a) continue to pay Mr. Nisco’s current base salary of $350,000 (the “Nisco Salary Payment”) for 12 months following the date the termination becomes effective (the “Nisco Severance Period”), commencing on the next payroll period following the date the termination becomes effective and (b) pay Mr. Nisco a lump-sum equal to 100% of Mr. Nisco’s then annual target bonus on the next payroll period following the date the termination becomes effective (the “Nisco Cash Severance”) and (c) pay monthly the monthly premium amount for continued COBRA coverage. If the Company may not pay Mr. Nisco’s COBRA premiums without incurring tax penalties or violating any requirement of law, the Company shall use its commercially reasonable best efforts to provide Mr. Nisco with substantially similar assistance in an alternative manner (the “Nisco COBRA Payments”), provided that the cost of doing so does not exceed the cost that the Company would have incurred had the Company been able to pay the COBRA premiums on Mr. Nisco’s behalf. In addition to the Nisco Salary Payment, Nisco Cash Severance and the Nisco COBRA Payments, the Company shall (i) fully vest as of the date the termination becomes effective, all outstanding unvested equity awards, including options granted to Mr. Nisco; and (ii) extend the exercise date of the options to the earlier of the one-year anniversary of the date the termination becomes effective and the original expiration date of the options.
Additionally, Mr. Nisco and the Company entered into a non-change in control severance pay agreement (the “Nisco Separation Pay Agreement”), effective January 1, 2025. Pursuant to the Nisco Separation Pay Agreement, Mr. Nisco is entitled to receive the following payments, in exchange for his release of claims: (a) the Company will continue to pay Mr. Nisco’s current base salary of $350,000 for 12 months following the date the termination becomes effective, commencing on the next payroll period following the date the termination becomes effective, (b) the Company will pay a lump-sum equal to 100% of Mr. Nisco’s then annual target bonus on the next payroll period following the date of his termination, (c) the Company will pay Mr. Nisco’s accrued wages through the date of termination, including any accrued but untaken paid time off, (d) the Company will reimburse medical, dental and vision coverage through COBRA for a 12-month period following the date of termination, either via lump-sum payment or monthly, as mutually agreed and (e) the Company will extend the exercise date of any fully vested options to the earlier of the one-year anniversary of the date the termination becomes effective and the remaining term of the option award.
On June 10, 2025, the Company entered into an amended and restated separation benefits agreement with James Nisco, Senior Vice President Finance and Treasury and Chief Accounting Officer of the Company (the “Nisco Amendment”). The Nisco Amendment supplemented and amended the separation benefits provided in the Non-Change in Control Separation Pay Agreement between the Company and Mr. Nisco, dated as of December 24, 2024, and the severance agreement between Mr. Nisco and the Company, dated and effective as of September 12, 2016, and further amended on March 25, 2022.

The Nisco Amendment: (i) amended the definition of “Change in Control” therein to include the approval by the shareholders of the Company of any plan of complete liquidation of the Company, provided that the Change in Control meets all of the requirements of a “change in control” within the meaning of Treasury Regulation §1.409A-3(i)(5), (ii) included a condition that Mr. Nisco’s right to the severance payments and benefits described therein are subject to Mr. Nisco’s timely execution and non-revocation of a general release of claims within sixty days following Mr. Nisco’s termination or such shorter time period set forth therein, (iii) amended Mr. Nisco’s COBRA benefit coverage after the date of termination to monthly reimbursement payments for the cost of Mr. Nisco’s group health plan coverage, except in the event that such payment would incur tax penalties to the Company, violate applicable nondiscrimination requirements or in the event that the Company terminates the group health plan, in which case the Company will pay Mr. Nisco a lump-sum cash payment equal to the aggregate cost of the remaining reimbursement payments less required withholdings, (iv) amended that in the event of Mr. Nisco’s termination from the Company within two years following a Change in Control (as defined therein), any determination on (a) whether Mr. Nisco’s termination constitutes a termination with or without Cause (as defined therein) or with or without Good Reason (as defined therein) and (b) Mr. Nisco’s entitlement to the separation benefits and payments described therein, will be determined by the board of directors of the Company as constituted immediately prior to such Change in Control, which board may delegate its authority to a qualified independent third party, (v) clarified that the base salary severance payments, to the extent that the payments are in the aggregate less than or equal to twice the compensation limit under Section 401(a)(17) of the Code, comply with the involuntary separation pay plan exception to Section 409A of the Code, and further clarifies that Mr. Nisco may receive such severance payments as a lump sum payment on the next payroll period following the date of his termination from employment; and (vi) clarified other technical terms for compliance with Section 409A of the Code.
Employment Agreements – Common Definitions
The following definitions apply to each of the Mazzo Agreement and the Buck Agreement:
“Cause” means that, as determined by the Board, the executive has (A) committed gross negligence in connection with the executive’s duties as set forth in the applicable employment agreement or otherwise with respect to the business and affairs of the Company, its subsidiaries and/or its other affiliates; (B) committed fraud in connection with his or duties as set forth in the applicable employment agreement or otherwise with respect to the business and affairs of the Company, its subsidiaries and/or its other affiliates; (C) engaged in personal dishonesty, willful misconduct, willful violation of any law, or breach of fiduciary duty, in each instance, with respect to the business and affairs of the Company, its subsidiaries and/or its other affiliates; (D) been indicted for or has been found by a court of competent jurisdiction to have committed or plead guilty to (I) a felony (or state law equivalent) or (2) any other serious crime involving moral turpitude or that has (or is reasonably likely to have) a material adverse effect either on (x) the executive’s ability to perform his or her duties under the applicable employment agreement or (y) the reputation and goodwill of the Company, regardless of whether or not such other crime is related or unrelated to the business of the Company, its subsidiaries or other affiliates; (E) shown chronic use of alcohol, drugs or other similar substances that materially affects the executive’s work performance; (F) breached his or her obligations under (1) the applicable employment agreement, (2) the Confidentiality and Inventions Assignment Agreement attached to the applicable employment agreement, or (3) any other agreement executed by the executive for the benefit of the Company, its subsidiaries and/or other affiliates, provided, that, if such breach described in this clause (F) is susceptible to cure (as determined in the reasonable discretion of the Board), the executive shall have thirty (30) days after notice from the Board to cure such breach; or (G) failed to materially perform the executive’s duties or to follow the lawful directives of the Board; provided, that, if such failure described in this clause (G) is susceptible to cure (as determined in the reasonable discretion of the Board), the executive shall have thirty (30) days after notice from the Board to cure such failure; or (H) materially violated the Company’s written code of conduct or other written or established policies and/or procedures in place from time to time; provided, that, if such violation described in this clause (H) is susceptible to cure (as determined in the reasonable discretion of the Board), the executive shall have thirty (30) days after notice from the Board to cure such violation.
“Good Reason” means the occurrence of any of the following events: (A) material breach by the Company of its obligations under the applicable employment agreement; (B) the executive’s position, duties, responsibilities, or authority have been materially reduced or the executive has repeatedly been assigned duties that are materially inconsistent with his duties set forth herein, in each case, without the executive’s consent or (C) the relocation of the executive’s principal place of employment, without the executive’s consent, in a manner that lengthens his one-way commute distance by 50 or more miles. Notwithstanding the foregoing, however, “Good Reason” shall not be deemed to exist unless (1) the executive shall have given written notice to the Company specifying in reasonable detail the Company’s acts or omissions that the executive alleges constitute “Good Reason” within 60 days after the first occurrence of such circumstances and the Company shall have failed to cure any such act or omission within 60 days of receipt of such written notice, and (2) the executive actually terminates employment within 180 days following the initial occurrence of any of the foregoing conditions that he or she considers to be “Good Reason.”
“Change in Control” means a transaction or a series of related transactions in which the assets of the Company are transferred to any “person” or “group” (as such terms are defined in Section l 3(d)(3) and 14(d)(2) of the Exchange Act); (x) any person or group becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of the Company’s outstanding equity representing more than 30% of the total voting power of the Company’s then-outstanding equity; (y) the Company undergoes a merger, reorganization or other consolidation in which the holders of the outstanding equity of the Company immediately prior to such merger, reorganization or consolidation own less than 50% of the surviving entity’s voting power immediately after the transaction; or (z) the date a majority of the members of the incumbent Board is replaced during any twelve month period by members whose appointment or election is not endorsed by a majority to the incumbent Board before the date of the appointment or election, provided further that the Change in Control meets all of the requirements of a “change in the ownership of a corporation” within the meaning of Treasury Regulation §1.409A-3(i)(5)(vi), a “change in the effective ownership of a corporation” within the meaning of Treasury Regulation §1.409A-3(i)(5)(vi), or “a change in the ownership of a substantial portion of the corporation’s assets” within in the meaning of Treasury Regulation §1.409A-3(i)(5)(vii). For purposes of (z), the incumbent directors of the Board includes the members of the Board as of the date of the applicable employment agreement and any additional or replacement director appointed or elected whose election or appointment is endorsed or approved by a majority of the incumbent Board.
The following definitions apply to the Nisco Severance Agreement except as described above regarding the Nisco Amendment:
“Cause” means that, as determined by the Company’s Board of Directors, the executive has: (i) committed gross negligence in connection with the executive’s duties or otherwise with respect to the business and affairs of the Company, its subsidiaries and/or its other affiliates; (ii) committed fraud in connection with the executive’s duties or otherwise with respect to the business and affairs of the Company, its subsidiaries and/or its other affiliates; (iii) engaged in personal dishonesty, willful misconduct, willful violation of any law, or breach of fiduciary duty, in each instance, with respect to the business and affairs of the Company, its subsidiaries and/or its other affiliates; (iv) been indicted for, or has been found by a court of competent jurisdiction to have committed or pled guilty to, (A) a felony (or state law equivalent) or (B) any other serious crime involving moral turpitude or that has (or is reasonably likely to have) a material adverse effect either on (x) the executive’s ability to perform the executive’s duties for the Company or (y) the reputation and goodwill of the Company, regardless of whether or not such other crime is related or unrelated to the business of the Company, its subsidiaries or other affiliates; (v) shown chronic use of alcohol, drugs or other similar substances that materially affects the executive’s work performance; (vi) breached the executive’s obligations under any written agreement between the executive and the Company related to confidentiality, non-competition, non-solicitation or the assignment of intellectual property; (vii) failed to materially perform the executive’s duties or to follow the lawful directives of the Board of Directors: provided, that if such failure described in this clause (vii) is susceptible to cure (as determined in the reasonable discretion of the Board of Directors), the executive shall have thirty (30) days after notice from the Board of Directors to cure such failure; or (viii) materially violated the Company’s written code of conduct or other written or established policies and/or procedures in place from time to time; provided, that if such violation described in this clause (viii)) is susceptible to cure (as determined in the reasonable discretion of the Board of Directors), the executive shall have thirty (30) days after notice from the Board of Directors to cure such violation. Any notice to the executive under this clause shall be in writing and shall specify in reasonable detail the executive’s acts or omissions that the Company alleges constitute “Cause.”
“Change in Control” means a transaction or a series of related transactions in which: (i) all or substantially all of the assets of the Company are transferred to any “person” or “group” (as such terms are defined in Section 13(d)(3) and 14(d)(2) of the Exchange Act); (ii) any person or group becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of the Company’s outstanding equity representing more than 30% of the total voting power of the Company’s then-outstanding equity; (iii) the Company undergoes a merger, reorganization or other consolidation in which the holders of the outstanding equity of the Company immediately prior to such merger, reorganization or consolidation own less than 50% of the surviving entity’s voting power immediately after the transaction; or (iv) the date a majority of the members of the Company’s incumbent Board of Directors is replaced during any twelve month period by members whose appointment or election is not endorsed by a majority to the Company’s incumbent Board of Directors before the date of the appointment or election, provided further that the Change in Control meets all of the requirements of a “change in the ownership of a corporation” within the meaning of Treasury Regulation §1.409A-3(i)(S)(v), a “change in the effective ownership of a corporation” within the meaning of Treasury Regulation §1.409A-3(i)(5)(vi), or “a change in the ownership of a substantial portion of the corporation’s assets” within in the meaning of Treasury Regulation §l.409A-3(i)(S)(vii). For purposes of (z), the incumbent Directors of the Board of Directors includes the members of the Board of Directors as of the date of this Agreement and any additional or replacement Director appointed or elected who is endorsed by a majority of the Company’s incumbent Board of Directors.”
“Good Reason” means (i) a material reduction in the executive’s base salary; (ii) the executive’s position, duties, responsibilities, or authority have been materially reduced or the executive has been repeatedly assigned duties that are materially inconsistent with the executive’s duties, in each case, without the executive’s consent; or (iii) the requirement that the executive relocate the executive’s primary place of employment more than 50 miles from the executive’s current place of employment (unless such location is closer to the executive’s primary residence). “Good Reason” shall not be deemed to exist, however, unless (x) the executive shall have given written notice to the Company specifying in reasonable detail the Company’s acts or omissions that the executive alleges constitute “Good Reason” within sixty (60) days after the first occurrence of such circumstances and the Company shall have failed to cure any such act or omission within sixty (60) days of receipt of such written notice, and (y) the executive actually terminates the executive’s employment within one hundred eighty (180) days following the initial occurrence of the condition the executive considers to be “Good Reason.” If the executive fails to provide this notice and cure period prior to the executive’s resignation or resign more than one hundred eighty (180) days after the initial existence of the condition, the executive’s resignation will not be deemed to be for “Good Reason.”
Indemnification Agreements
We enter into indemnification agreements with each of our executive officers and each of our directors from time to time pursuant to which we have agreed to indemnify such party to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is our director, officer, employee, agent or fiduciary.
Acceleration of Vesting Under Equity Compensation Plans
Generally, in the event of a Change in Control of Lisata (as defined in the 2009 Plan, the 2015 Plan and the 2018 Plan) and either (i) the failure of Lisata’s successor to assume a participant’s awards or (ii) such assumption of awards is followed by the participant’s termination without cause on or within the one-year period following the Change in Control, (a) all outstanding options and stock appreciation rights of each participant granted prior to the change in control shall be fully vested and immediately exercisable in their entirety, and (b) all unvested stock awards, restricted stock units, restricted stock, performance-based awards, and other awards shall become fully vested, including without limitation, the following: (i) the restrictions to which any shares of restricted stock granted prior to the change in control are subject shall lapse as if the applicable restriction period had ended upon such change in control, and (ii) the conditions required for vesting of any unvested performance-based awards shall be deemed to be satisfied upon such change in control.

Termination or Change in Control Payments
The following table sets forth aggregate estimated payment obligations to each of the Named Executive Officers assuming a termination occurred on December 31, 2025 under the circumstances specified below:

Name	Benefit	Before Change in Control Termination w/o Cause or for Good Reason ($)	After Change in Control Termination w/o Cause or for Good Reason ($)	Voluntary Termination ($)
David J. Mazzo	Severance	1,389,631	1,667,557	—
	Health Benefits	53,320	63,984	—
	Equity Award Acceleration	—	228,315	—
	Total	1,442,951	1,959,856	—
Kristen Buck	Severance	899,013	1,123,766	—
	Health Benefits	20,792	25,990	—
	Equity Award Acceleration	—	68,355	—
	Total	919,805	1,218,111	—
James Nisco	Severance	472,500	472,500	—
	Health Benefits	54,550	54,550	—
	Equity Award Acceleration	—	30,921	—
	Total	527,050	557,970	—

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information on equity awards outstanding at December 31, 2025 for each of the Named Executive Officers.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price**	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested $(***)
David J. Mazzo	2,333(1)	—	$94.50	1/25/2026
	3,394(2)	—	$71.55	9/29/2026
	3,333(3)	—	$53.10	1/9/2027
	3,333(4)	—	$56.85	1/8/2028
	4,733(5)	—	$74.25	1/14/2029
	4,600(6)	—	$49.20	1/13/2030
	4,000(7)	—	$23.85	1/11/2031
	13,333(8)	—	$13.76	1/10/2032
	22,500(9)	7,500(9)	$3.00	1/9/2033
	23,500(10)	23,500(10)	$3.08	1/9/2034
	10,000(11)	30,000(11)	$3.80	1/9/2035
					15,000(12)	$27,900(12)
					47,000(13)	$87,420(13)
					60,750(14)	$112,995(14)
Kristen Buck	75,861(15)	—	$19.20	9/1/2031
	2,166(16)	—	$13.76	1/10/2032
	6,750(17)	2,250(17)	$3.00	1/9/2033
	7,000(18)	7,000(18)	$3.08	1/9/2034
	3,250(19)	9,750(19)	$3.80	1/9/2035
					4,500(20)	$8,370(20)
					13,500(21)	$25,110(21)
					18,750(22)	$34,875(22)
James Nisco	33(23)	—	$94.50	1/25/2026
	398(24)	—	$71.55	9/29/2026
	39(25)	—	$53.10	1/9/2027
	140(26)	—	$56.85	1/8/2028
	168(27)	—	$74.25	1/14/2029
	201(28)	—	$49.20	1/13/2030
	466(29)	—	$23.85	1/11/2031
	1,466(30)	—	$13.76	1/10/2032
	2,250(31)	750(31)	$3.00	1/9/2033
	2,000(32)	2,000(32)	$3.08	1/9/2034
	1,750(33)	5,250(33)	$3.80	1/9/2035
					1,374(34)	$2,556(34)
					4,000(35)	$7,440(35)
					11,250(36)	$20,925(36)

**	All option awards were made under and are governed by the terms of the Company’s 2009 Plan, the 2015 Plan or the 2018 Plan.
***	Calculated by multiplying the closing market price of Lisata’s common stock on December 31, 2025 by the number of shares of restricted stock held by the applicable Named Executive Officer.
(1)	Consists of options granted to Dr. Mazzo by the Compensation Committee on January 25, 2016.
(2)	Consists of options granted to Dr. Mazzo by the Compensation Committee on September 29, 2016.
(3)	Consists of options granted to Dr. Mazzo by the Compensation Committee on January 9, 2017.
(4)	Consists of options granted to Dr. Mazzo by the Compensation Committee on January 8, 2018.

(5)	Consists of options granted to Dr. Mazzo by the Compensation Committee on January 14, 2019.
(6)	Consists of options granted to Dr. Mazzo by the Compensation Committee on January 13, 2020, vesting in four equal annual installments beginning on the grant date.
(7)	Consists of options granted to Dr. Mazzo by the Compensation Committee on January 11, 2021, vesting in four equal annual installments beginning on the grant date.
(8)	Consists of options granted to Dr. Mazzo by the Compensation Committee on January 10, 2022, vesting in four equal annual installments beginning on the grant date.
(9)	Consists of options granted to Dr. Mazzo by the Compensation Committee on January 9, 2023, vesting in four equal annual installments beginning on the grant date.
(10)	Consists of options granted to Dr. Mazzo by the Compensation Committee on January 9, 2024, vesting in four equal annual installments beginning on the grant date.
(11)	Consists of options granted to Dr. Mazzo by the Compensation Committee on January 9, 2025, vesting in four equal annual installments beginning on the grant date.
(12)	Consists of restricted stock granted to Dr. Mazzo by the Compensation Committee on January 9, 2023, vesting in four equal annual installments beginning on the grant date.
(13)	Consists of restricted stock granted to Dr. Mazzo by the Compensation Committee on January 9, 2024, vesting in four equal annual installments beginning on the grant date.
(14)	Consists of restricted stock granted to Dr. Mazzo by the Compensation Committee on January 9, 2025, vesting in four equal annual installments beginning on the grant date.
(15)	Consists of options granted to Dr. Buck by the Compensation Committee on July 27, 2021, vesting in three equal annual installments beginning on the grant date.
(16)	Consists of options granted to Dr. Buck by the Compensation Committee on January 10, 2022, vesting in four equal annual installments beginning on the grant date.
(17)	Consists of options granted to Dr. Buck by the Compensation Committee on January 9, 2023, vesting in four equal annual installments beginning on the grant date.
(18)	Consists of options granted to Dr. Buck by the Compensation Committee on January 9, 2024, vesting in four equal annual installments beginning on the grant date.
(19)	Consists of options granted to Dr. Buck by the Compensation Committee on January 9, 2025, vesting in four equal annual installments beginning on the grant date.
(20)	Consists of restricted stock granted to Dr. Buck by the Compensation Committee on January 9, 2023, vesting in four equal annual installments beginning on the grant date.
(21)	Consists of restricted stock granted to Dr. Buck by the Compensation Committee on January 9, 2024, vesting in four equal annual installments beginning on the grant date.
(22)	Consists of restricted stock granted to Dr. Buck by the Compensation Committee on January 9, 2025, vesting in four equal annual installments beginning on the grant date.
(23)	Consists of options granted to Mr. Nisco by the Compensation Committee on January 25, 2016.
(24)	Consists of options granted to Mr. Nisco by the Compensation Committee on September 29, 2016.
(25)	Consists of options granted to Mr. Nisco by the Compensation Committee on January 9, 2017.
(26)	Consists of options granted to Mr. Nisco by the Compensation Committee on January 8, 2018.
(27)	Consists of options granted to Mr. Nisco by the Compensation Committee on January 14, 2019.
(28)	Consists of options granted to Mr. Nisco by the Compensation Committee on January 13, 2020, vesting in four equal annual installments beginning on the grant date.
(29)	Consists of options granted to Mr. Nisco by the Compensation Committee on January 11, 2021, vesting in four equal annual installments beginning on the grant date.
(30)	Consists of options granted to Mr. Nisco by the Compensation Committee on January 10, 2022, vesting in four equal annual installments beginning on the grant date.
(31)	Consists of options granted to Mr. Nisco by the Compensation Committee on January 9, 2023, vesting in four equal annual installments beginning on the grant date.
(32)	Consists of options granted to Mr. Nisco by the Compensation Committee on January 9, 2024, vesting in four equal annual installments beginning on the grant date.
(33)	Consists of options granted to Mr. Nisco by the Compensation Committee on January 9, 2025, vesting in four equal annual installments beginning on the grant date.
(34)	Consists of restricted stock granted to Mr. Nisco by the Compensation Committee on January 9, 2023, vesting in four equal annual installments beginning on the grant date.
(35)	Consists of restricted stock granted to Mr. Nisco by the Compensation Committee on January 9, 2024, vesting in four equal annual installments beginning on the grant date.
(36)	Consists of restricted stock granted to Mr. Nisco by the Compensation Committee on January 9, 2025, vesting in four equal annual installments beginning on the grant date.

Pension Benefits
We do not have any qualified or non-qualified defined benefit plans.
Non-qualified Deferred Compensation
We do not have any non-qualified defined contribution plans or other deferred compensation plans.
Ownership Requirements
Each of our officers subject to Section 16 of the Exchange Act (“Section 16 Officers”) are subject to stock ownership guidelines. On June 21, 2023, our Compensation Committee approved the Lisata Stock Ownership Policy (the “LSOP”), which instituted stock ownership guidelines in the interest of promoting and increasing equity ownership by our executives and to further align our executives’ long-term interests with those of our stockholders.
The following table outlines the stock ownership guidelines for our executives pursuant to the LSOP.

Position	Ownership Guidelines
President and Chief Executive Officer	3x base salary
All other Section 16 Officers	1x base salary

Officers subject to the LSOP are expected to comply by June 2028.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
We have granted stock options to our employees, including our named executive officers, in 2024 and 2025. We typically have granted new-hire stock option awards on or soon after a new hire’s employment start date or promotion, as applicable. Additionally, we have typically granted annual employee stock option awards each fiscal year, which grants are typically approved following our regularly scheduled meeting of the Compensation Committee in which annual grants are considered. We do not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. The Compensation Committee considers whether there is any material nonpublic information (“MNPI”) about the Company when determining the timing of stock option grants and does not seek to time the award of stock options in relation to our public disclosure of MNPI. We have not timed the release of MNPI for the purpose of affecting the value of executive compensation.

PAY VERSUS PERFORMANCE DISCLOSURE
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO [1] ($)	Compensation Actually Paid to PEO [1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs [1] ($)	Average Compensation Actually Paid to Non-PEO NEOs [1,2,3] ($)	Value of Initial Fixed $100 Investment based on TSR [4] ($)	Net Income (Loss) ($ Millions) [5]
2025	1,147,359	937,854	584,941	535,382	73.52	(17)
2024	1,691,174	1,677,644	790,613	788,070	117.79	(20)
2023	1,408,382	1,313,879	1,091,623	940,156	107.91	(21)

1.	Dr. Mazzo was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2023	2024	2025
David Slack	Kristen Buck	Kristen Buck
Kristen Buck	James Nisco	James Nisco

2.
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

3.
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Option Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2025	1,147,359	(411,880)	202,375	937,854

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	584,941	(102,020)	52,461	535,382

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for PEO ($)	Total - Inclusion of Equity Values for PEO ($)
2025	146,758	(93,756)	100,828	48,545	—	—	202,375

Year	Average Year- End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non- PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non- PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	36,341	(17,793)	24,970	8,943	0	0	52,461

4.
Assumes $100 was invested in the Company for the period starting December 31, 2022, through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

5.	The dollar amounts reported in column are the Company’s net income (loss) amounts reflected in the Company’s audited financial statements for the applicable year.
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
TSR (12/31/2022 Indexed to $100)
$140
$120
$100
$80
$60
$40
$20
$0
100.00
107.91
117.79
73.52
1.31
0.94
1.68
0.79
0.94
0.54
2022
2023
2024
2025
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Lisata Therapeutics, Inc. TSR

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income (Loss) during the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income (Loss)
Compensation Actually Paid ($ Millions)
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
Net Income ($ Millions)
$0
-$5
-$10
-$15
-$20
-$25
1.31
0.94
1.68
0.79
0.94
0.54
(21)
(20)
(17)
2023
2024
2025
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Lisata Therapeutics, Inc. Net Income (Loss)

LISATA DIRECTOR COMPENSATION
General Information
Directors who are employees of Lisata or its subsidiaries do not receive additional cash compensation for serving as directors. Lisata’s non-employee directors are reimbursed for out-of-pocket travel expenses incurred in their capacity as Lisata directors. Pursuant to the 2018 Plan, all directors (including independent directors) are eligible to receive equity awards.
The following table sets forth information on all compensation to Lisata’s directors (other than as reflected in the Summary Compensation Table) for the year ended December 31, 2025.

Name	Fees Earned Or Paid in Cash	Stock Awards(1)	Total Compensation
Gregory B. Brown, M.D.(2)	$94,500	$60,000	$154,500
Steven M. Klosk, J.D.(3)	$60,000	$60,000	$120,000
Cynthia L. Flowers, M.B.A.(4)	$52,500	$60,000	$112,500
Heidi Henson(5)	$64,000	$60,000	$124,000
Mohammad Azab, M.D., M.B.A.(6)	$53,500	$60,000	$113,500
Total	$324,500	$300,000	$624,500

(1)
Amounts shown under “Stock Awards” represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, in accordance with SEC rules. See Note 9 to the Notes to the Consolidated Financial Statements in our 2025 Form 10-K for a discussion of assumptions made in such valuations. All stock awards, option awards and other shares discussed in this table were issued under Lisata’s 2018 Plan, with a per share price generally equal to the fair market value of a share of our common stock on the date of grant.

(2)	On January 9, 2025, Dr. Brown was granted 15,789 restricted stock units, none of which had vested as of December 31, 2025.
(3)	On January 9, 2025, Mr. Klosk was granted 15,789 restricted stock units, none of which had vested as of December 31, 2025.
(4)	On January 9, 2025, Ms. Flowers was granted 15,789 restricted stock units, none of which had vested as of December 31, 2025.
(5)	On January 9, 2025, Ms. Henson was granted 15,789 restricted stock units, none of which had vested as of December 31, 2025.
(6)	On January 9, 2025, Dr. Azab was granted 15,789 restricted stock units, none of which had vested as of December 31, 2025.
The Company’s Board of Directors’ Compensation Plan (the “Directors’ Compensation Plan”), which is only applicable to our non-employee directors, provided the following in fiscal year 2025:
•	an annual cash retainer for each non-employee director of $40,000;
•	an additional annual cash compensation retainer of $35,000 for the non-executive chair;
•	an annual cash retainer for serving as chairperson of a committee as follows: Audit ($18,000); Compensation ($12,000); Nominating and Governance ($9,000); Science and Technology ($9,000);
•	an annual cash retainer for serving as a member of a committee as follows: Audit ($8,000); Compensation ($6,000); Nominating and Governance ($4,500); and Science and Technology ($4,500);
•
new non-employee directors receive an initial grant of restricted stock units with a value of 2x the annual grant with the number of shares to be issued on the grant date calculated based on the grant date fair value with one-third vesting annually on each of the first, second and third anniversaries of the grant date; and

•	an annual equity grant on January 9, 2025, a grant of restricted stock units with a value of $60,000, vesting at one year from the grant date.
The effective date for the annual equity grant to non-employee directors in fiscal year 2025 was January 9, 2025.

INCENTIVE COMPENSATION RECOUPMENT POLICY
On December 5, 2017, the Company adopted an Incentive Compensation Recoupment Policy that applies to an employee of the Company who is serving as an “officer” within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended.
The Compensation Committee of the Board may seek Recoupment of any Recoverable Payment, when in its judgment, after reviewing relevant facts and circumstances, it determines that: (a) an Executive (i) engaged in serious misconduct, or (ii) failed to supervise a subordinate employee who engaged in serious misconduct which the Executive knew, or was reckless in not knowing, was occurring, and (b) such misconduct resulted in a material violation of law or a written Company policy that caused significant financial or reputational harm to the Company. As used in this Policy, “serious misconduct” may be only found to have occurred where an Executive or a supervised employee acted knowingly, intentionally, or recklessly in violating a law or written Company policy. For the avoidance of doubt, an Executive’s business judgment made in good faith and in the reasonable belief that such judgments and related actions were in or not opposed to the best interests of the Company shall not subject the Executive’s Incentive Compensation to Recoupment.
“Incentive Compensation” means (i) any equity or equity-based award granted on or after the Effective Date, and (ii) any cash-based performance or incentive award (i.e., bonus or cash incentive plan payment, including any amounts deferred with respect thereto) made to an Executive with respect to the Company’s 2019 fiscal year or any subsequent fiscal year.
The determination by the Committee whether and the extent to which to seek Recoupment may be influenced by a variety of factors, including, but not limited to, (i) the elements of the compensation received by the Executive, (ii) retention, promotion, or succession planning considerations, (iii) pay equity factors, (iv) whether the underlying conduct was an isolated occurrence, (v) feasibility and cost of implementation, (vi) legal and compliance factors, (vii) whether other disciplinary actions have been taken against the Executive, and (viii) the objective of administering the Policy in a way that does not discourage settlement of disputes when settlements are in the best long-term interests of the Company and its stockholders.
Based on the facts and circumstances, the Committee may decide on the appropriate Recoupment method, including whether to seek Recoupment of Recoverable Payments already paid or otherwise seek Recoupment (totally or partially) of Recoverable Payments that have not vested or have not been paid. However, the Committee may not seek Recoupment of any Recoverable Payments (a) following a change in control (as defined in the Executive’s employment agreement) or (b) that were awarded more than three years prior to the first event giving rise to the Recoupment. This Policy shall operate prospectively from the Effective Date and shall be construed so as not to violate any legally binding commitment of the Company arising prior to the Effective Date. Recoupment determinations pursuant to this Policy shall only be made to the extent permitted by law, and this Policy shall be interpreted so as not to violate any law or regulation.

DESCRIPTION OF CAPITAL STOCK
General
Under our certificate of incorporation, our authorized capital stock consists of 500,000,000 shares of common stock, $0.001 par value per share, and 20,000,000 shares of preferred stock, of which 10,000 shares are designated as shares of Series B Convertible Preferred Stock, 390,000 shares of which are designated as Series C Non-Voting Convertible Preferred Stock and 19,600,000 shares of which are undesignated. Our Board may establish the rights and preferences of the undesignated preferred stock from time to time.
Common Stock
Voting Rights
Holders of our common stock are entitled to one vote per share of common stock. Our common stock does not have cumulative voting rights. Accordingly, the holders of a majority of the outstanding shares of common stock entitled to vote in any election of directors can elect all of the directors standing for election, if they so choose, other than any directors that holders of any preferred stock we may issue may be entitled to elect.
Dividends
Subject to preferences that may be applicable to any then outstanding preferred stock, holders of our common stock are entitled to receive ratably those dividends, if any, as may be declared by our Board out of legally available funds.
Liquidation
In the event of our liquidation, dissolution or winding up, the holders of our common stock will be entitled to share ratably in the assets legally available for distribution to stockholders after the payment of or provision for all of our debts and other liabilities, subject to the prior rights of any preferred stock then outstanding.
Rights and Preferences
Holders of our common stock have no preemptive rights or other subscription rights and there are no redemption or sinking funds provisions applicable to our common stock. All outstanding shares of our common stock are duly authorized, validly issued, fully paid and nonassessable. The rights, preferences and privileges of holders of our common stock are subject to and may be adversely affected by the rights of the holders of shares of any series of preferred stock that we may designate and issue in the future.
Preferred Stock
Under the terms of our certificate of incorporation, our Board has the authority, without further action by our stockholders, to issue up to 20,000,000 shares of preferred stock in one or more series, to establish from time to time the number of shares to be included in each such series, to fix the dividend, voting and other rights, preferences and privileges of the shares of each wholly unissued series and any qualifications, limitations or restrictions thereon, and to increase or decrease the number of shares of any such series, but not below the number of shares of such series then outstanding.
Our Board may authorize the issuance of preferred stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of the common stock. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change in our control and may adversely affect the market price of the common stock and the voting and other rights of the holders of common stock. We have no current plans to issue any shares of preferred stock.
Series C Non-Voting Convertible Preferred Stock
On September 17, 2026, our Board designated 390,000 shares of preferred stock as Series C Non-Voting Convertible Preferred Stock. As of October 9, 2026, we had 372,233.208 shares of preferred stock outstanding, 362,233.208 of which are Series C Non-Voting Convertible Preferred Stock. Each share of Series C Non-Voting Convertible Preferred Stock is convertible into 1,000 shares of common stock, subject to certain limitations, as described above. The rights of the Series C Non-Voting Convertible Preferred Stock are set forth in the Certificate of Designation, attached as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on September 17, 2026 (the “Certificate of Designation”). Please see “Description of Series C Preferred Stock” under Proposal No. 3 for a complete description of the Certificate of Designation and the rights of the Series C Non-Voting Convertible Preferred Stock.
Anti-Takeover Effects of Delaware Law and Our Certificate of Incorporation and Bylaws
Our Amended and Restated Certificate of Incorporation and bylaws contain some provisions that could make our acquisition by means of a tender or exchange offer, a proxy contest or otherwise more difficult. These provisions are summarized below.
Special Meetings. Our bylaws provide that special meetings of our stockholders may, unless otherwise prescribed by law, be called by our Chairman of the Board (if any), our Board or our Chief Executive Officer and shall be held at such place, on such date and at such time as shall be fixed by our Board or the person calling the meeting. Business transacted at any special meeting shall be limited to matters relating to the purpose or purposes stated in the notice of the meeting.
Undesignated Preferred Stock. The ability to authorize undesignated preferred stock makes it possible for our Board of Directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to acquire us. The ability to issue preferred stock may have the effect of deferring hostile takeovers or delaying changes in control or management of our company.
Delaware Anti-Takeover Statute. We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, Section 203 of the DGCL prohibits a publicly held Delaware corporation from engaging in a business combination with an interested stockholder for a period of three years following the date the person became an interested stockholder unless:
•
prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•
upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (1) shares owned by persons who are directors and also officers and (2) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; and

•
on or subsequent to the date of the transaction, the business combination is approved by the board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

Generally, a business combination includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. An interested stockholder is a person who, together with affiliates and associates, owns or, within three years prior to the determination of interested stockholder status, owned 15% or more of a corporation’s outstanding voting securities. We expect the existence of this provision to have an anti-takeover effect with respect to transactions our Board does not approve in advance. We also anticipate that Section 203 of the DGCL may discourage attempted acquisitions that might result in a premium over the market price for the shares of our common stock held by stockholders.
The provisions of Delaware law, our Amended and Restated Certificate of Incorporation and our bylaws could have the effect of discouraging others from attempting hostile takeovers and, as a consequence, they may also inhibit temporary fluctuations in the market price of our common stock that often result from actual or rumored hostile takeover attempts. These provisions may also have the effect of preventing changes in our management. It is possible that these provisions could make it more difficult to accomplish transactions that stockholders may otherwise deem to be in their best interests.
Potential Effects of Authorized but Unissued Stock
We have shares of common stock and preferred stock available for future issuance without stockholder approval. We may utilize these additional shares for a variety of corporate purposes, including future public offerings to raise additional capital, to facilitate corporate acquisitions or payment as a dividend on the capital stock.

The existence of unissued and unreserved common stock and preferred stock may enable our Board to issue shares to persons friendly to current management or to issue preferred stock with terms that could render more difficult or discourage a third-party attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise, thereby protecting the continuity of our management. In addition, the Board has the discretion to determine designations, rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock, all to the fullest extent permissible under the DGCL and subject to any limitations set forth in our certificate of incorporation. The purpose of authorizing the Board to issue preferred stock and to determine the rights and preferences applicable to such preferred stock is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible financings, acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.
Limitations of Director Liability and Indemnification of Directors, Officers and Employees
Section 145 of the DGCL, permits indemnification of directors, officers, agents and controlling persons of a corporation under certain conditions and subject to certain limitations. Section 145 of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer or agent of the corporation or another enterprise if serving at the request of the Company. Depending on the character of the proceeding, a corporation may indemnify against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the case of an action by or in the right of the corporation, no indemnification may be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Section 145 of the DGCL further provides that to the extent a present or former director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.
Litigation Forum Selection Clause
Our bylaws provides that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on our behalf, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or our certificate of incorporation or our bylaws or (iv) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery in the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware).
Indemnification Agreements
We have entered into indemnification agreements with each of our Chief Executive Officer, Chief Medical Officer and President and Chief Operating Officer, certain other employees and each of our directors pursuant to which we have agreed to indemnify such party to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is our director, officer, employee, agent or fiduciary.
Transfer Agent and Registrar
The transfer agent and registrar for our common stock is Equiniti Trust Company, LLC. The transfer agent’s address is 28 Liberty Street, Floor 53, New York, NY 10005.
Exchange Listing
Our common stock is listed on the Nasdaq Capital Market under the symbol “LSTA”.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides information as of December 31, 2025 regarding shares of our common stock that may be issued under our existing equity compensation plans, including our 2018 Equity Incentive Compensation Plan (the “2018 Plan”), our 2015 Equity Compensation Plan (the “2015 Plan”), our 2009 Stock Option and Incentive Plan (the “2009 Plan”), and our amended 2017 Employee Stock Purchase Plan (the “Amended 2017 ESPP”).

	Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options(1)	Weighted Average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
Equity compensation plans approved by security holders(2)	1,502,881	$6.17	478,010(3)
Equity compensation plans not approved by security holders	0	—	0
Total	1,502,881	$6.17	478,010(3)

(1)
Includes stock options only; does not include purchase rights accruing under the Amended 2017 ESPP Plan because the purchase price (and therefore the number of shares to be purchased) will not be determined until the end of the purchase period.

(2)	Consists of the 2018 Plan, the 2015 Plan, the 2009 Plan, and the Amended 2017 ESPP.
(3)	Includes shares available for future issuance under the 2018 Plan and the Amended 2017 ESPP.

TRANSACTIONS WITH RELATED PERSONS
Related-Person Transactions Policy and Procedures
The Audit Committee of the Board is responsible for reviewing and approving or ratifying all related party transactions. Our Board, acting upon the recommendation of its Audit Committee, has adopted a written policy with regard to related party transactions. The policy provides that related party transactions shall be brought to management’s and the Board’s attention. The procedures specify that at meetings of the Audit Committee, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose, and the respective benefits to the Company and the relevant related party. The policy sets forth certain factors that the Audit Committee is to take into consideration in determining whether to approve a related party transaction, which include:
•	whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party;
•	the business reasons for the Company to enter into the transaction;
•	whether the transaction would impair the independence of an independent director; and
•
whether the transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the overall financial position of the director, executive officer or other related party, the direct or indirect nature of the director’s, executive officer’s or other related party’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.

The procedures provide that in the event a member of the Audit Committee has an interest in the transaction under discussion, he will abstain from voting on the approval of the transaction, but may, if so requested by the chair of the Audit Committee and permitted under Nasdaq regulations, participate to the extent requested in discussions of the transaction. By “related party transaction,” we mean a transaction requiring disclosure under Item 404(a) of Regulation S-K between the Company or any of its subsidiaries, on the one hand, and an executive officer, director, person known to be a 5% beneficial owner of the Company, or an immediate family member of any of the foregoing, on the other hand.
During the fiscal year ended December 31, 2025, we did not engage in any related party transactions.
Indemnification Agreements
Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provides that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide our board of directors with discretion to indemnify our employees and other agents when determined appropriate by the board. In addition, we have entered into an indemnification agreement with each of our directors and executive officers, which requires us to indemnify them.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (for example, brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
For this year’s Annual Meeting, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or us. Direct your written request to Lisata Therapeutics, Inc., Attn: Secretary, P.O. Box 173, Liberty Corner, New Jersey 07938. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors

David J. Mazzo, Ph.D.
Chief Executive Officer
Dated: October  , 2026
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is available without charge upon written request to: Corporate Secretary, Lisata Therapeutics, Inc., P.O. Box 173, Liberty Corner, New Jersey 07938.

ANNEX A
AMENDMENT TO THE COMPANY’S
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
A-1

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
LISATA THERAPEUTICS, INC.
Lisata Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
1. Pursuant to Section 242 of the DGCL, this Certificate of Amendment to the Amended and Restated Certificate of Incorporation (this “Certificate of Amendment”) amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Charter”).
2. This Certificate of Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.
3. Upon this Certificate of Amendment becoming effective, the Charter is hereby amended as follows:
ARTICLE FOURTH of the Charter is hereby amended by adding the following new Section E at the end of such article:
“E. REVERSE STOCK SPLIT
Effective at [   ] [ ].M., Eastern Time, on [     ], 2026 (the “Split Effective Time”), every [ten/five] ([10/5]) shares of common stock issued and outstanding or held by the Corporation as treasury shares as of the Split Effective Time shall automatically, and without action on the part of the stockholders, be combined, reclassified and changed into one (1) validly issued, fully paid and non-assessable share of common stock, without effecting a change to the par value per share of common stock, subject to the treatment of fractional interests as described below (the “Reverse Split”). Notwithstanding the immediately preceding sentence, no fractional shares will be issued in connection with the combination effected by the preceding sentence. In lieu of any fractional share to which a holder would otherwise be entitled as a result of the Reverse Split, the Corporation shall pay to such holder an amount in cash equal to such fraction multiplied by the closing price of the common stock on The Nasdaq Capital Market on the date of the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware, and for such purpose all shares of common stock held by a holder shall be aggregated (thus resulting in no more than one fractional share per holder). As of the Split Effective Time and thereafter, a certificate(s) representing shares of common stock prior to the Reverse Split is deemed to represent the number of post-Reverse Split shares into which the pre-Reverse Split shares were reclassified and combined, subject to the elimination of fractional share interests as described above. The Reverse Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, common stock of the Corporation and all references to such common stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of common stock shall be deemed to be references to the common stock or options or rights to purchase or acquire shares of common stock, as the case may be, after giving effect to the Reverse Split.”
4. This Certificate of Amendment shall become effective at [   ] [ ].M., Eastern Time, on [     ], 2026.
IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed this Certificate of Amendment to the Amended and Restated Certificate of Incorporation as of [     ], 2026.

LISATA THERAPEUTICS, INC.

By:
	Name:	David J. Mazzo, Ph.D.
Title: Chief Executive Officer

A-2

Annex B
LISATA THERAPEUTICS, INC.
2026 EQUITY INCENTIVE PLAN
SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the Lisata Therapeutics, Inc. 2026 Equity Incentive Plan (as amended from time to time, the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Lisata Therapeutics, Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer alignment of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company or one of its Affiliates.
The following terms shall be defined as set forth below:
“Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of a compensation committee and that is comprised of not less than two Non-Employee Directors who are independent.
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards and Dividend Equivalent Rights.
“Award Agreement” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company.
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment granted pursuant to Section 10.
“Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations thereunder.
“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.
“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on ordinary cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) granted pursuant to Section 11.
“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to the closing price. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Outstanding Shares” means, as of a specified date, the sum of (a) the number of shares of Stock issued and outstanding, (b) the number of shares of Stock issuable pursuant to the exercise of any outstanding, pre-funded warrants to acquire shares of Stock for a nominal exercise price and (c) the number of shares of Stock underlying the Company’s outstanding preferred stock (determined on an as-converted basis without regard to any limitations on such conversion).
“Prior Plans” means the Lisata Therapeutics, Inc. 2018 Equity Incentive Compensation Plan, the Lisata Therapeutics, Inc. 2015 Equity Compensation Plan, the Marea Therapeutics, Inc. 2024 Stock Option and Grant Plan, and the M2 Therapeutics, Inc. 2025 Stock Option and Grant Plan, each as amended.
“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.
“Restricted Stock Award” means an Award of Restricted Shares granted pursuant to Section 7.
“Restricted Stock Units” means an Award of stock units granted pursuant to Section 8.
“Sale Event” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group acting in concert or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.
“Sale Price” means the value, as determined by the Administrator, of the consideration payable, or otherwise to be received by stockholders, per share of Stock, pursuant to a Sale Event.
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate. Unless otherwise set forth in the applicable Award Agreement. a Service Relationship shall be deemed to continue without interruption in the event the grantee’s status changes from full-time employee to part-time employee, director or Consultant or vice versa, provided that there is no interruption or other termination of Service Relationship in connection with the grantee’s change in capacity.
“Stock” means the Common Stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.
“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Agreement) granted pursuant to Section 6.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50% interest, either directly or indirectly.
“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions granted pursuant to Section 9.
SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a) Administration of Plan. The Plan shall be administered by the Administrator.
(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i) to select the individuals to whom Awards may from time to time be granted;
(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii) to determine the number of shares of Stock to be covered by any Award;
(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Agreements;
(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi) subject to the provisions of Section 5(c) or Section 6(d), as applicable, to extend at any time the period in which Stock Options and Stock Appreciation Rights may be exercised;
(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it deems advisable;
(viii) to interpret the terms and provisions of the Plan and any Award (including related written and electronic instruments);
(ix) to make all determinations it deems advisable for the administration of the Plan;
(x) to decide all disputes arising in connection with the Plan; and
(xi) to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company, Affiliates and Plan grantees.
(c) Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a subcommittee comprised of one or more members of the Board or committee comprised of one or more officers of the Company, including the Chief Executive Officer of the Company, all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are not (i) subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) members of the delegated subcommittee or committee. Any such delegation by the Administrator shall include a time period for the delegation and a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan and the limits and guidelines in effect at the time of the prior action.
(d) Award Agreement. Other than with respect to Cash-Based Awards, Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award, which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(e) Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage that may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(f) Non-U.S. Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply, or facilitate compliance, with the laws in other countries in which the Company and its Affiliates operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Affiliates are covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply, or facilitate compliance, with applicable non-U.S. laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be incorporated into and made part of this Plan); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply, or facilitate compliance, with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code or any other applicable United States governing statute or law.
SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 44,764,472 shares (the “Initial Limit”), plus, on January 1, 2027 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall automatically be cumulatively increased by (i) 5% of the number of Outstanding Shares on the immediately preceding December 31 or (ii) such lesser number of shares of Stock as determined by the Administrator, in all cases subject to adjustment as provided in Section 3 (the “Annual Increase”). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit, as cumulatively increased on January 1, 2027 and each January 1 thereafter by the lesser of the Annual Increase for such year or 44,764,472 shares of Stock, subject in all cases to adjustment as provided in Section 3. For purposes of these limitations, the shares of Stock underlying any awards under the Plan or the Prior Plans that are forfeited, canceled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company. Awards that may be settled solely in cash shall not be counted against the share reserve.
(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, extraordinary cash dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger, consolidation or sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation

Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
(c) Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Agreement, all Awards with time-based vesting, conditions or restrictions shall become fully vested and exercisable or nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and exercisable or nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Agreement. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration) or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable after taking into account any acceleration hereunder) held by such grantee. The Company shall also have the option, in its sole discretion, to make or provide for a payment, in cash or in kind, to the grantees holding other Awards, in exchange for the cancellation thereof, in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards (after taking into account any acceleration hereunder).
(d) Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year for services as a Non-Employee Director shall not exceed $750,000; provided, however, that such amount shall be $1,000,000 for the calendar year in which the applicable Non-Employee Director is initially elected or appointed to the Board. For the purpose of these limitations, the value of any Award shall be its grant date fair value, as determined in accordance with FASB ASC Topic 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.
(e) Substitute Awards. The Administrator may grant Awards under the Plan in substitution for shares and share-based awards held by employees, directors or consultants of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or shares of the employing corporation. The Administrator may direct that the substitute Awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. To the extent permitted by applicable law, any substitute Awards granted under the Plan shall not count against the share limitations set forth in Section 3(a).
SECTION 4.	ELIGIBILITY
Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Non-Employee Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company, in consultation with its legal counsel, has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5.	STOCK OPTIONS
(a) Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.
Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator deems desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
(b) Exercise Price. The exercise price per share for the Stock covered by a Stock Option shall be determined by the Administrator at the time of grant but shall not be less than 100% of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100% of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) if the Stock Option is otherwise exempt from or compliant with Section 409A.
(c) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
(d) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as determined by the Administrator at or after the grant date. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
(e) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the exercise price may be made by one or more of the following methods except to the extent otherwise provided in the Award Agreement:
(i) In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii) Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the exercise price; provided that in the event the optionee chooses to pay the exercise price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company may prescribe as a condition of such payment procedure; or
(iv) With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in the optionee’s stead in accordance with the provisions of the Stock Option) by the Company of the full exercise price for such shares and the fulfillment of any other requirements contained in the Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company or an Affiliate is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the exercise price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.
(f) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall be a Non-Qualified Stock Option.
SECTION 6.	STOCK APPRECIATION RIGHTS
(a) Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Agreement) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right is exercised.
(b) Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Stock on the date of grant. Notwithstanding the foregoing, Stock Appreciation Rights may be granted with an exercise price per share that is less than 100% of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) if the Stock Appreciation Right is otherwise exempt from or compliant with Section 409A.
(c) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to the Plan.
(d) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as determined by the Administrator on or after the date of grant. The term of a Stock Appreciation Right may not exceed ten years.
SECTION 7.	RESTRICTED STOCK AWARDS
(a) Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator determines at or after the time of grant.
(b) Rights as a Stockholder. Upon the grant of a Restricted Stock Award and payment of any applicable purchase price, if any, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that any dividends paid by the Company during the vesting period shall accrue and shall not be paid to the grantee until and to the extent the Restricted Stock Award vests. Unless the Administrator determines otherwise, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c) Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Award Agreement. Except as otherwise provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s Service Relationship terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at their original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of the Service Relationship, and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d) Vesting of Restricted Shares. The Administrator at or after the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives or other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives or other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”
SECTION 8.	RESTRICTED STOCK UNITS
(a) Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Agreement) upon the satisfaction of such restrictions and conditions at the time of grant. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock (or cash, to the extent explicitly provided for in the Award Agreement). Restricted Stock Units with deferred settlement dates granted to U.S. taxpayers are subject to Section 409A and shall contain such additional terms and conditions as the Administrator may determine in its sole discretion in order to comply with the requirements of Section 409A.
(b) Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an Award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and, if applicable, in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer will be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Agreement.
(c) Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying the grantee’s Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.
(d) Termination. Except as otherwise provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the termination of the grantee’s Service Relationship for any reason.
SECTION 9.	UNRESTRICTED STOCK AWARDS
Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) Unrestricted Stock Awards under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee receives shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
SECTION 10.	CASH-BASED AWARDS
Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award becomes vested or payable and such other provisions as the Administrator determines. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11.	DIVIDEND EQUIVALENT RIGHTS
(a) Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an Award of Restricted Stock Units or as a freestanding Award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.
(b) Termination. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the termination of the grantee’s Service Relationship for any reason.
SECTION 12.	TRANSFERABILITY OF AWARDS
(a) Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, such grantee’s Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b) Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer such grantee’s Non-Qualified Stock Options to such grantee’s immediate family members, to trusts for the benefit of such family members or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
(c) Family Member. For purposes of Section 12(b), “family member” means a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets and any other entity in which these persons (or the grantee) own more than 50% of the voting interests.
SECTION 13.	TAX WITHHOLDING
(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amount received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state or local taxes, and non-U.S. or other taxes, of any kind required by law to be withheld by the Company or its Affiliates with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee or to satisfy any applicable withholding obligations by any other method of withholding that the Company or its Affiliates deem appropriate. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
(b) Payment in Stock. The Administrator may require the Company’s or Affiliate’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any

Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantees. The Administrator may also require the Company’s or Affiliate’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company or Affiliate in an amount that would satisfy the withholding amount due.
SECTION 14.	SECTION 409A AWARDS
Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A. The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to any such payment. The grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
SECTION 15.	TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.
(a) Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated such grantee’s Service Relationship for purposes of the Plan.
(b) For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:
(i) a transfer to the service of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or
(ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company or its Affiliate, as the case may be, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing; or
(iii) the transfer in status from one eligibility category under Section 4 hereof to another category.
SECTION 16.	AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants or cancellation in exchange for cash or other Awards, in each case, without stockholder approval. To the extent required under the rules of any securities exchange or market system on which the Stock is listed or to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 17.	STATUS OF PLAN
With respect to the portion of any Award that has not been exercised or settled and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator otherwise expressly determines in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
SECTION 18.	GENERAL PROVISIONS
(a) No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b) Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company has mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company or any Affiliate. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company has given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company or any Affiliate, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction securities or other laws, rules and quotation systems on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.
(d) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or Stock Appreciation Right or any other action by the grantee with respect to an Award.
(e) Other Compensation Arrangements; No Rights to Continued Service Relationship. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any grantee any right to continued employment or other Service Relationship with the Company or any Affiliate.
(f) Trading Policy Restrictions. Awards under the Plan are subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(g) Clawback Policy. A grantee’s rights with respect to any Award hereunder shall in all events be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any right that the Company may have under any Company clawback, forfeiture or recoupment policy as in effect from time to time or other agreement or arrangement with a grantee or (ii) applicable law.
SECTION 19.	EFFECTIVE DATE OF PLAN
This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation and applicable stock exchange rules. No grants of Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.
SECTION 20.	GOVERNING LAW
This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:

DATE APPROVED BY STOCKHOLDERS:

Annex C
LISATA THERAPEUTICS, INC.
2026 EMPLOYEE STOCK PURCHASE PLAN
The purpose of the Lisata Therapeutics, Inc. 2026 Employee Stock Purchase Plan (the “Plan”) is to provide eligible employees of Lisata Therapeutics, Inc. (the “Company”) and each Designated Company (as defined in Section 11) with opportunities to purchase shares of Stock (as defined in Section 11). An aggregate of 3,730,372 shares of Stock have been approved and reserved for this purpose plus, on January 1, 2027 and each January 1 thereafter through January 1, 2036, the number of shares of Stock reserved and available for issuance under the Plan shall automatically be cumulatively increased by the least of (i) 1% of the number of Outstanding Shares on the immediately preceding December 31st, (ii) 3,730,372 shares of Stock, or (iii) such number of shares of Stock as determined by the Administrator (as defined in Section 1).
The Plan includes two components: a Code Section 423 Component (the “423 Component”) and a non-Code Section 423 Component (the “Non-423 Component”). It is intended for the 423 Component to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and the 423 Component shall be interpreted in accordance with that intent (although the Company makes no undertaking or representation to maintain such qualification). In addition, this Plan authorizes the grant of Options (as defined in Section 8) under the Non-423 Component, which does not qualify as an “employee stock purchase plan” under Section 423 of the Code, and such Options granted under the Non-423 Component shall be granted pursuant to separate Offerings (as defined in Section 2) containing such sub-plans, appendices, rules or procedures as may be adopted by the Administrator (as defined in Section 1) and designed to achieve tax, securities laws or other objectives for eligible employees and the Designated Companies in locations outside of the United States. Except as otherwise provided herein or by the Administrator, the Non-423 Component will operate and be administered in the same manner as the 423 Component.
For purposes of this Plan, the Administrator may designate separate Offerings under the Plan, the terms of which need not be identical, in which eligible employees will participate, even if the dates of the applicable Offerings are identical, provided that the terms of participation are the same within each separate Offering under the 423 Component as determined under Section 423 of the Code. Solely by way of example and without limiting the foregoing, the Company could, but is not required to, provide for simultaneous Offerings under the Section 423 Component and the Non-423 Component of the Plan.
1. Administration. The Plan will be administered by the person or persons (the “Administrator”) appointed by the Company’s Board of Directors (the “Board”) for such purpose. The Administrator has authority at any time to: (i) adopt, alter and repeal such rules, guidelines and practices for the administration of the Plan and for its own acts and proceedings as it deems advisable; (ii) interpret the terms and provisions of the Plan; (iii) determine when and how Options will be granted and the provisions and terms of each Offering and/or Purchase Period (which need not be identical); (iv) select Designated Companies; (v) impose a mandatory holding period pursuant to which Participants (as defined in Section 11) may not dispose of or transfer shares of Stock purchased under the Plan for a period of time determined by the Administrator in its discretion; (vi) make all determinations it deems advisable for the administration of the Plan; (vii) decide all disputes arising in connection with the Plan; and (viii) otherwise supervise the administration of the Plan. Further, the Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures, provided that the adoption and implementation of any such rules and/or procedures would not cause the 423 Component to be in noncompliance with Section 423 of the Code. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding handling of participation elections, payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of share certificates that vary with local requirements. All interpretations and decisions of the Administrator are binding on all persons, including the Company and the Participants. No member of the Board or individual exercising administrative authority with respect to the Plan will be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.
2. Offerings. The Company may make one or more offerings to eligible employees to purchase shares of Stock under the Plan (“Offerings”), consisting of one or more Purchase Periods. Each Offering will begin and end on the dates determined by the Administrator, provided that no Offering shall exceed 27 months in duration. Unless the Administrator, in its sole discretion, determines otherwise prior to an Offering Date (as defined in Section 3), and to the extent an Offering has more than one Purchase Period and to the extent permitted by applicable law, if the Fair

Market Value of the Stock on any Exercise Date in an Offering is lower than the Fair Market Value of the Stock on the Offering Date, then all Participants in such Offering will automatically be withdrawn from such Offering immediately after the exercise of their Options on such Exercise Date and automatically re-enrolled in the immediately following Offering as of the first day thereof and the preceding Offering will terminate.
3. Eligibility. All individuals classified as employees on the payroll records of the Company or a Designated Company as of the first day of the applicable Offering (the “Offering Date”) are eligible to participate in such Offering under the Plan, provided that the Administrator may determine, in advance of any Offering, that employees are eligible only if, as of the Offering Date, (a) they are customarily employed by the Company or a Designated Company for more than (i) 20 hours a week or (ii) five months per calendar year, (b) they have completed such minimum period of service prior to the Offering Date as determined by the Administrator (provided such service requirement does not exceed two years of employment), and/or (c) they are not highly compensated employees (within the meaning of Section 414(q) of the Code). Notwithstanding any other provision herein, individuals who are not contemporaneously classified as employees of the Company or a Designated Company for purposes of the Company’s or applicable Designated Company’s payroll system are not considered to be eligible employees of the Company or any Designated Company and are not eligible to participate in the Plan. In the event any such individuals are reclassified as employees of the Company or a Designated Company for any purpose, including, without limitation, common law or statutory employees, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action or administrative proceeding, such individuals shall, notwithstanding such reclassification, remain ineligible for participation. Notwithstanding the foregoing, the exclusive means for individuals who are not contemporaneously classified as employees of the Company or a Designated Company on the Company’s or Designated Company’s payroll system to become eligible to participate in this Plan is through an amendment or subplan to this Plan, duly executed by the Company, that specifically renders such individuals eligible to participate herein.
4. Participation. An eligible employee who is not a Participant in any prior Offering may participate in a subsequent Offering by submitting an enrollment form to the Company or an agent designated by the Company in a manner determined by the Administrator (including, but not limited to, by electronic means) by the deadline established by the Administrator for the Offering. The enrollment form will (a) state a whole percentage (unless the Administrator determines in advance of an Offering to require that a fixed amount be specified in lieu of a percentage) to be contributed from an eligible employee’s Compensation (as defined in Section 11) per pay period and (b) authorize the purchase of shares of Stock in each Offering in accordance with the terms of the Plan. An employee who does not enroll in accordance with these procedures will be deemed to have waived the right to participate. Unless a Participant files a new enrollment form, withdraws from the Plan or otherwise becomes ineligible to participate in the Plan, such Participant’s payroll deductions and purchases will continue at the same percentage of Compensation for future Offerings. Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.
5. Employee Contributions. Each eligible employee may authorize payroll deductions at a minimum of 1% up to a maximum of 15% of such employee’s Compensation for each pay period or such other minimum or maximum as may be specified by the Administrator in advance of an Offering. The Company will maintain book accounts showing the amount of payroll deductions made by each Participant for each Purchase Period within an Offering. No interest will accrue or be paid on payroll deductions, unless required under applicable law.
Notwithstanding any other provisions of the Plan to the contrary, in non-U.S. jurisdictions where participation in the Plan through payroll deductions is prohibited or otherwise problematic under applicable law (as determined by the Administrator in its sole discretion), the Administrator may provide that an eligible employee may elect to participate through other contributions in a form acceptable to the Administrator in lieu of or in addition to payroll deductions; provided, however, that, for any Offering under the 423 Component, any alternative method of contribution must be applied on an equal and uniform basis to all eligible employees in the Offering. Any reference to “payroll deductions” in this Section 5 (or in any other section of the Plan) will similarly cover contributions by other means made pursuant to this Section 5.
6. Contribution Changes. Unless otherwise determined by the Administrator, except in the case of withdrawal as described in Section 7, a Participant may not increase or decrease such Participant’s payroll deductions during any Offering, but may increase or decrease such Participant’s payroll deductions with respect to the next Offering

(subject to the limitations of Section 5) by filing a new enrollment form by the deadline established by the Administrator for the Offering. The Administrator may, in advance of any Offering, establish rules permitting a Participant to increase, decrease or terminate such Participant’s payroll deductions during an Offering.
7. Withdrawal. A Participant may withdraw from participation in the Plan by giving written notice to the Company or an agent designated by the Company in a form acceptable to the Administrator (including, but not limited to, by electronic means) no later than two weeks prior to the end of the then-applicable Offering (or such shorter or longer period as may be specified by the Administrator prior to any Offering). The Participant’s withdrawal will be effective as soon as practicable following receipt of written notice of withdrawal by the Company or an agent designated by the Company. Following a Participant’s withdrawal, the Company will promptly refund such Participant’s entire account balance under the Plan to such Participant (after payment for any shares of Stock purchased before the effective date of withdrawal). Partial withdrawals are not permitted. Unless otherwise determined by the Administrator, a Participant may not begin participation again in any Offering from which such Participant has withdrawn, but may enroll in a subsequent Offering in accordance with Section 4.
8. Grant of Options. On each Offering Date, the Company will grant to each eligible employee who is then a Participant in the Plan an option (“Option”) to purchase on the last day of a Purchase Period (an “Exercise Date”) the lowest of (a) a number of shares of Stock determined by dividing such Participant’s accumulated payroll deductions on such Exercise Date by the Option Price (as defined below), (b) the number of shares of Stock determined by dividing $25,000 by the Fair Market Value of the Stock on the Offering Date for such Offering or (c) such other number of shares of Stock determined by the Administrator in advance of the Offering; provided, however, that such Option shall be subject to the limitations set forth below. Each Participant’s Option shall be exercisable only to the extent of such Participant’s accumulated payroll deductions on the Exercise Date. The purchase price for each share of Stock purchased under each Option (the “Option Price”) will be 85% of the Fair Market Value of the Stock on the Offering Date or the Exercise Date, whichever is less.
Notwithstanding the foregoing, no Participant may be granted an Option hereunder if such Participant, immediately after the Option was granted, would be treated as owning stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (each as defined in Section 11). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code will apply in determining the stock ownership of a Participant, and all stock that the Participant has a contractual right to purchase will be treated as stock owned by the Participant. In addition, no Participant may be granted an Option that permits such Participant rights to purchase Stock under the Plan, and any other employee stock purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined on the Option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted.
9. Exercise of Option and Purchase of Shares. Each employee who continues to be a Participant in the Plan on the Exercise Date shall be deemed to have exercised such Participant’s Option on such date and shall acquire from the Company such number of whole shares of Stock as such Participant’s accumulated payroll deductions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan. Unless otherwise determined by the Administrator in advance of any Offering, any balance remaining in a Participant’s account at the end of a Purchase Period or Offering will be promptly refunded to the Participant.
10. Delivery of Shares. As soon as practicable after each Exercise Date, the Company will arrange for the delivery to each Participant of the shares of Stock acquired by the Participant on such Exercise Date; provided that the Company may deliver such shares to a broker that holds such shares in street name for the benefit of the Participant.
11. Definitions. The following terms shall be defined as set forth below:
“Affiliate” means any entity that is directly or indirectly controlled by the Company that does not meet the definition of a Subsidiary below, as determined by the Administrator, whether now or hereafter existing.
“Compensation” means the regular or basic rate of compensation, prior to any salary reduction pursuant to Sections 125, 132(f) or 401(k) of the Code and excluding overtime, commissions, incentive or bonus awards, income or gains related to options or other share-based awards. The Administrator shall have the discretion to determine the application of this definition to Participants outside of the United States.

“Designated Company” means each Affiliate and Subsidiary that has been designated by the Administrator from time to time, in its sole discretion, as eligible to participate in the Plan, such designation to specify whether such participation is in the 423 Component or Non-423 Component. A Designated Company may participate in either the 423 Component or Non-423 Component, but not both. Notwithstanding the foregoing, if any Affiliate or Subsidiary is disregarded for U.S. tax purposes in respect of the Company or any Designated Company participating in the 423 Component, then such disregarded Affiliate or Subsidiary shall automatically be a Designated Company participating in the 423 Component. If any Affiliate or Subsidiary is disregarded for U.S. tax purposes in respect of any Designated Company participating in the Non-423 Component, the Administrator may exclude such Affiliate or Subsidiary from participating in the Plan, notwithstanding that the Designated Company in respect of which such Affiliate or Subsidiary is disregarded may participate in the Plan. The Administrator may so designate any Affiliate or Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the Company’s stockholders.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to the closing price. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price.
“New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering then in progress.
“Outstanding Shares” means, as of a specified date, the sum of (a) the number of shares of Stock issued and outstanding, (b) the number of shares of Stock issuable pursuant to the exercise of any outstanding, pre-funded warrants to acquire shares of Stock for a nominal exercise price and (c) the number of shares of Stock underlying the Company’s outstanding preferred stock (determined on an as-converted basis without regard to any limitations on such conversion).
“Parent” means a “parent corporation” with respect to the Company, as defined in Section 424(e) of the Code.
“Participant” means an individual who is eligible, as determined pursuant to Section 3, and who has complied with the provisions of Section 4.
“Purchase Period” means a period of time specified within an Offering, as determined by the Administrator in accordance with Section 2.
“Sale Event” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group acting in concert, (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company or (v) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
“Stock” means the Common Stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 17.
“Subsidiary” means a “subsidiary corporation” with respect to the Company, as defined in Section 424(f) of the Code.
12. Rights on Termination of Employment. Unless otherwise required by applicable law, if a Participant’s employment terminates for any reason before the Exercise Date for any Offering, such Participant’s participation in the Plan will terminate immediately and no payroll deductions will be taken from any pay due and owing to the Participant on or after the termination date. The balance in the Participant’s account will be paid to such Participant or, in the case of such Participant’s death, to the Participant’s legal heirs. An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs such employee, having been a Designated Company, ceases to be an Affiliate or a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Company. An employee will not be deemed to have terminated employment for this purpose, if the employee is on an approved leave of absence for military service or sickness or for any other purpose approved by the Company, if the employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise provides in writing.
If a Participant transfers employment from the Company or any Designated Company participating in the 423 Component to any Designated Company participating in the Non-423 Component, such transfer will not be treated as a termination of employment, but the Participant shall immediately cease to participate in the 423 Component; however, any contributions made for the Offering in which such transfer occurs will be transferred to the Non-423 Component, and such Participant will immediately join the then-current Offering under the Non-423 Component upon the same terms and conditions in effect for the Participant’s participation in the 423 Component, except for such modifications otherwise applicable for Participants in such Offering. A Participant who transfers employment from any Designated Company participating in the Non-423 Component to the Company or any Designated Company participating in the 423 Component will not be treated as terminating the Participant’s employment and will remain a Participant in the Non-423 Component until the earlier of (i) the end of the current Offering under the Non-423 Component or (ii) the Offering Date of the first Offering in which the Participant is eligible to participate following such transfer. Notwithstanding the foregoing, the Administrator may establish different rules to govern transfers of employment between companies participating in the 423 Component and the Non-423 Component, consistent with the applicable requirements of Section 423 of the Code.
13. Special Rules and Sub-Plans. Notwithstanding any provision to the contrary in this Plan, the Administrator may adopt such special rules or sub-plans relating to the operation and administration of the Plan to accommodate local laws, customs and procedures for jurisdictions in which the Plan is offered, the terms of which sub-plans may take precedence over other provisions of this Plan, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan will govern the operation of such sub-plan. To the extent inconsistent with the requirements of Section 423 of the Code, any such sub-plan will be considered part of a Non-423 Offering, and Options granted thereunder will not be required by the terms of the Plan to comply with Section 423 of the Code. Without limiting the generality of the foregoing, the Administrator is authorized to adopt sub-plans for particular jurisdictions that modify or supplement the terms of the Plan to meet applicable local requirements, customs or procedures regarding, without limitation, (i) eligibility to participate; (ii) the definition of Compensation; (iii) the dates and duration of Offerings or Purchase Periods or other periods during which Participants may make payroll deductions to purchase of shares of Stock; (iv) the method of determining the Option Price and the discount from Fair Market Value at which shares of Stock may be purchased; (v) any minimum or maximum amount of payroll deductions a Participant may make in an Offering, Purchase Period or other specified period under the applicable sub-plan; (vi) the treatment of Options upon a Sale Event or a change in capitalization of the Company; (vii) the handling of payroll deductions; (viii) establishment of bank or trust accounts to hold payroll deductions; (ix) payment of interest; (x) conversion of local currency; (xi) obligations to pay payroll tax; (xii) determination of beneficiary designation requirements; (xiii) withholding procedures; and (xiv) handling of share issuances.
14. Optionees Not Stockholders. Neither the granting of an Option to a Participant nor the deductions from a Participant’s pay or other contributions will result in such Participant becoming a holder of the shares of Stock covered by an Option under the Plan until such shares of Stock have been purchased by and issued to the Participant.
15. Rights Not Transferable. Rights under the Plan are not transferable by a Participant other than by will or the laws of descent and distribution, and are exercisable during the Participant’s lifetime only by the Participant.
16. Application of Funds. All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose, unless otherwise required under applicable law.
17. Adjustment in Case of Changes Affecting Stock. In the event of a subdivision of outstanding shares of Stock, the payment of a dividend in Stock or any other change affecting the Stock, the number of shares approved for the Plan and any other share limitations in the Plan shall be equitably or proportionately adjusted to give proper effect to such event. In the case of and subject to the consummation of a Sale Event, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan or to facilitate such transactions or events:
(a) To provide for either (i) termination of any outstanding Option in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such Option had such Option been currently exercisable or (ii) the replacement of such outstanding Option with other options or property selected by the Administrator in its sole discretion.
(b) To provide that the outstanding Options under the Plan will be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or will be substituted for similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.
(c) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Options under the Plan and/or in the terms and conditions of outstanding Options and Options that may be granted in the future.
(d) To provide that the Offering with respect to which an Option relates will be shortened by setting a New Exercise Date on which such Offering will end. The New Exercise Date will occur before the date of the Sale Event. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option will be exercised automatically on the New Exercise Date, unless the Participant has withdrawn from the Offering in advance of the New Exercise Date as provided in Section 7 hereof.
(e) To provide that all outstanding Options will terminate without being exercised and all amounts in the accounts of Participants will be promptly refunded.
18. Section 409A. The 423 Component of the Plan and the Options granted pursuant to Offerings thereunder are intended to be exempt from the application of Section 409A of the Code. Neither the Non-423 Component nor any Option granted pursuant to an Offering thereunder is intended to constitute or provide for “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Notwithstanding any provision of the Plan to the contrary, if the Administrator determines that any Option granted under the Plan is or may be or become subject to Section 409A of the Code or that any provision of the Plan may cause an Option granted under the Plan to be or become subject to Section 409A of the Code, the Administrator may adopt such amendments to the Plan and/or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions as the Administrator determines are necessary or appropriate to avoid the imposition of taxes under Section 409A of the Code.
19. Amendment of the Plan. The Board may at any time and from time to time amend the Plan in any respect, except that without the approval within 12 months of such Board action by the stockholders, no amendment may be made increasing the number of shares of Stock approved for issuance under the Plan or making any other change that would require stockholder approval in order for the 423 Component of the Plan, as amended, to qualify as an “employee stock purchase plan” under Section 423(b) of the Code, as determined by the Administrator.
20. Insufficient Shares. If the total number of shares of Stock that would otherwise be purchased on any Exercise Date plus the number of shares of Stock purchased under previous Offerings under the Plan exceeds the maximum number of shares of Stock issuable under the Plan, the shares then available shall be apportioned among Participants in proportion to the amount of payroll deductions accumulated on behalf of each Participant that would otherwise be used to purchase shares of Stock on such Exercise Date.
21. Termination of the Plan. The Plan may be terminated at any time by the Board. Upon termination of the Plan, all amounts in the accounts of Participants shall be promptly refunded.
22. Governmental Regulations. The Company’s obligation to sell and deliver shares of Stock under the Plan is subject to obtaining all governmental approvals required in connection with the authorization, issuance or sale of such Stock.

23. Governing Law. This Plan and all Options and actions taken thereunder shall be governed by, and construed in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflict of law principles.
24. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Stock, from shares held in the treasury of the Company or from any other proper source.
25. Tax Withholding. Participation in the Plan is subject to any applicable U.S. and non-U.S. federal, state or local tax withholding requirements on income the Participant realizes in connection with the Plan. Each Participant agrees, by entering the Plan, that the Company or any Subsidiary or Affiliate may, but will not be obligated to, withhold from a Participant’s wages, salary or other compensation at any time the amount necessary for the Company or any Subsidiary or Affiliate to meet applicable withholding obligations, including any withholding required to make available to the Company or any Subsidiary or Affiliate any tax deductions or benefits attributable to the sale or disposition of Stock by such Participant. In addition, the Company or any Subsidiary or Affiliate may, but will not be obligated to, withhold from the proceeds of the sale of Stock or use any other method of withholding that the Company or any Subsidiary or Affiliate deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f) with respect to the 423 Component. The Company will not be required to issue any shares of Stock under the Plan until such obligations are satisfied.
26. Notification Upon Sale of Shares Under the 423 Component. Each Participant who is subject to tax in the United States and participates in the 423 Component agrees, by entering the Plan, to give the Company prompt notice of any disposition of shares of Stock purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased or within one year after the date such shares were purchased.
27. Effective Date. This Plan will become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation and applicable stock exchange rules.
28. Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all eligible employees who are granted Options under the 423 Component shall have the same rights and privileges.
29. No Right to Continued Service. None of the Plan, participation in any Offering, or any compensation paid hereunder will confer on any Participant the right to continue as an employee or in any other capacity.

DATE APPROVED BY BOARD OF DIRECTORS:

DATE APPROVED BY STOCKHOLDERS:

LISATA THERAPEUTICS

EQUINITI TRUST COMPANY, LLC ("EQ")
28 LIBERTY STREET
53RD FLOOR
NEW YORK, NY 10005

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LISATA THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

Nominees:	**For**	**Withhold**
1a. Cynthia L. Flowers	☐	☐
1b. Ted W. Love, M.D.	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, 6, 7 and 8:

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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T04523-TBD

LISATA THERAPEUTICS, INC.
Annual Meeting of Stockholders
Monday, November 9, 2026 at 11:00 a.m., ET
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of LISATA THERAPEUTICS, INC. (the "Company") acknowledge(s) receipt of a copy of the Notice of Annual Meeting and Proxy Statement, each dated October 19, 2026, and revoking any proxy heretofore given, hereby appoint(s) David J. Mazzo and James Nisco and either of them, the proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is/are entitled to vote at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Monday, November 9, 2026, at 11:00 a.m., Eastern Time, live via the Internet at www.virtualshareholdermeeting.com/LSTA2026, and any adjournments or postponements thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as set forth herein.

When properly executed, this proxy will be voted as directed herein or, if not otherwise indicated, will be voted "FOR" Proposals 1-8. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Please complete, sign, date and return this proxy as promptly as possible in the postage-paid return envelope provided.

Continued and to be signed on reverse side